PROSPECTUS

February 28, 2013

Alpine Cyclical Advantage Property Fund
Institutional Class (EUEYX)

Alpine Foundation Fund
Institutional Class (ADBYX)
Class A (ADABX)

Alpine Innovators Fund
Institutional Class (ADINX)
Class A (ADIAX)

Alpine Transformations Fund
Institutional Class (ADTRX)
Class A (ADATX)

Alpine Funds
PO Box 8061 | Boston, MA 02266

Alpine

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Summary Sections
Alpine Global Consumer Growth Fund	2
Alpine Cyclical Advantage Property Fund	8
Alpine International Real Estate Equity Fund	13
Alpine Realty Income & Growth Fund	18
Alpine Emerging Markets Real Estate Fund	23
Alpine Global Infrastructure Fund	28
Alpine Foundation Fund	33
Alpine Dynamic Dividend Fund	39
Alpine Financial Services Fund	44
Alpine Innovators Fund	49
Alpine Transformations Fund	54
Alpine Accelerating Dividend Fund	59
More on the Funds' Investment Strategies, Investments and Risks	64
Portfolio Holdings Information	74
Management of the Funds	75
Investment Adviser	75
Legal Proceedings	76
Portfolio Managers	76
How the Funds Value Their Shares	79
Fair Value Pricing	79
How to Buy Shares	80
Exchange Privilege	83
How to Redeem Shares	85
Redemption Fee	86
Additional Redemption Information.	86
Short-Term Trading Practices	87
Shareholder Services	88
Automatic Investment Plan	88
Telephone Investment Plan	88
Systematic Cash Withdrawal Plan	88
Investments through Employee Benefit and Savings Plans	88
Tax Sheltered Retirement Plans	88
Householding	88
Internet Account Access and Trading	88
Distribution of Fund Shares	89
Distributor	89
Distribution and Shareholder Servicing Plan	89
Sales Charge	89
Right of Accumulation	90
Letter of Intent	90
Dividends, Distributions and Taxes	92
Dividend Policy	92
Taxation of the Funds	92
Taxation of Shareholders	92
Financial Highlights	94
Notice of Privacy Policy	117
Additional Information	118
To Obtain More Information about the Funds	119

Summary Section – Alpine Global Consumer Growth Fund

Investment Objective

Alpine Global Consumer Growth Fund (the “Global Consumer Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	4.31%	4.31%
Total Annual Fund Operating Expenses	5.56%	5.31%
Fee Waivers and/or Expense Reimbursements (1)	(3.96)%	(3.96)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.60%	1.35%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class shares. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,785	$2,854	$5,474
Institutional Class	$237	$1,235	$2,325	$5,022

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Global Consumer Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which are principally engaged in (i) the manufacture, supply and production of consumer-related products, (ii) the delivery of consumer services or (iii) the end market sale of those goods and services. These companies include, but are not limited to, airlines, food and beverage companies, apparel companies, retailers, communications providers, consumer products companies, electronics and software companies, and restaurants.

The Fund pursues a flexible strategy of investing in companies throughout the world. Under normal market conditions, the Fund will invest significantly (at least 40% of its net assets (plus the amount of any borrowings for investment purposes) – unless market conditions are not deemed favorable by the investment adviser in which case the Fund would invest at least 30% of its net assets (plus the amount of any borrowings for investment purposes)) in the securities of issuers located outside of the United States, including in emerging markets, and will allocate its assets among issuers located in no less than three different countries, one of which may be the United States. In addition, under normal market conditions, the Fund maintains no less than 20% exposure to securities of U.S. issuers. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

In addition to common stocks, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants. The Fund may invest in issuers of any market capitalization. The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Selection Process

The Adviser's investment strategy consists of individual company selection. The Adviser targets investments spanning the consumer product/services value chain, from manufacturers, suppliers to end-market retailers. It typically looks for companies with revenue growth prospects resulting from the company’s investment in consumer products and strategies.

The Adviser may also consider any or all the following factors in making investments:

•	Return on equity

•	Earnings per share (including expected future earnings)

•	Past growth rates

•	Profit margins

•	Dividend levels

•	Cash flow (including expected cash flows)

While the Adviser will typically invest in securities with revenue or other growth prospects, the Adviser may also consider the relative valuation of an investment against that of other investments.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Consumer Products/Services Sector Risk — Because the Fund’s investments are concentrated in the consumer products/services sector, the value of its shares will be affected by factors particular to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. The Fund’s performance largely depends on the general condition of the consumer product/services sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

•
Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for the Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Global Consumer Growth Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
17.21%	3/31/12	(18.16)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	Since Inception	Inception Date
Alpine Global Consumer Growth Fund – Institutional Class
Return Before Taxes	24.76%	5.87%	12/29/2010
Return After Taxes on Distributions	24.68%	5.81%
Return After Taxes on Distributions and Sale of Fund Shares	16.20%	5.01%
Alpine Global Consumer Growth Fund – Class A	17.64%	17.53%	12/30/2011
MSCI World Index (1) (reflects no deduction for fees, expenses or taxes)	15.83%	4.77%
MSCI All Country World Consumer Discretionary (reflects no deduction for fees, expenses or taxes)	21.53%	6.75%
MSCI All Country World Consumer Staples (reflects no deduction for fees, expenses or taxes)	11.95%	8.58%
Lipper Consumer Goods Funds Average	16.57%	8.62%(2)

(1)
Effective February 28, 2012, the Fund changed the primary benchmark against which it measures its performance to the MSCI World Index. The Adviser believes that the MSCI World Index more accurately reflects the investment strategy of the Fund.

(2)	The Lipper Consumer Goods Funds Average reflects the annualized return from December 31, 2010 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Bryan Keane, CFA, Portfolio Manager of the Adviser, and Mr. Samuel Lieber, Chief Executive Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Cyclical Advantage Property Fund

Investment Objectives

Alpine Cyclical Advantage Property Fund (the “CAP Fund”) seeks long-term capital growth. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.50%
Interest Expense	0.01%
Total Annual Fund Operating Expenses	1.51%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$254	$478	$824	$1,801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the CAP Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, institutions that provide real estate financing and companies with substantial real estate holdings, such as hotel and entertainment companies. However, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.

The Fund invests globally and positions its investments to take advantage of different local, regional and national real estate cycles, as well as specific property type cycles. The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, including securities of issuers in emerging markets. The Fund may invest in companies of any market capitalization.

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. It seeks to identify investment opportunities in equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or revenues. The Adviser considers other company fundamentals and the strength of a company’s management in making investment decisions. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Liquidity Risk — Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as Investor Class). The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Cyclical Advantage Property Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
43.14%	06/30/09	(37.55)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	10 Years	Since Inception (9/1/1993)
Alpine Cyclical Advantage Property Fund – Institutional Class
Return Before Taxes	43.26%	(2.33)%	6.64%	8.44%
Return After Taxes on Distributions	43.00%	(2.54)%	6.04%	7.31%
Return After Taxes on Distributions and Sale of Fund Shares	28.28%	(2.08)%	5.79%	7.00%
EPRA/NAREIT Global Index (reflects no deduction for fees, expenses or taxes)	29.85%	0.66%	N/A	N/A
S&P Developed BMI Property Index (reflects no deduction for fees, expenses or taxes)	27.83%	0.42%	10.91%	N/A
Lipper Global Real Estate Funds Average	28.09%	1.15%	10.67%	9.33%(1)

(1)	The Lipper Global Real Estate Funds Average reflects the annualized return from September 2, 1993 to December 31, 2012.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Manager

Mr. Samuel Lieber, Chief Executive Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine International Real Estate Equity Fund

Investment Objectives

Alpine International Real Estate Equity Fund (the “International Fund”) seeks long-term capital growth. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.39%	0.39%
Interest Expense	0.08%	0.08%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	1.76%	1.51%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$814	$1,073	$1,451	$2,508
Institutional Class	$254	$478	$824	$1,801

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of non-U.S. issuers located in at least three countries (excluding the United States) which are (i) principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investment trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

The International Fund pursues a flexible strategy of investing in companies throughout the world. However, the International Fund gives particular consideration to investments in Western Europe, Australia, Canada, Japan, Hong Kong, Singapore, China, India and Brazil. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom. The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world and seeks to identify the equity securities of foreign companies which are trading at prices substantially below the underlying value of the real estate properties or revenues of the companies. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the countries in which a company is located and operates. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the business sectors in which the companies operate and the current stage of the economic cycle.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•
Liquidity Risk — Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown.

The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine International Real Estate Equity Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
63.76%	6/30/09	(42.33)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	10 Years	Since Inception	Inception Date
Alpine International Real Estate Equity Fund – Institutional Class
Return Before Taxes	32.75%	(7.83)%	8.92%	5.68%	2/1/1989
Return After Taxes on Distributions	32.67%	(8.33)%	8.26%	5.18%
Return After Taxes on Distributions and Sale of Fund Shares	21.40%	(6.72)%	7.81%	4.91%
Alpine International Real Estate Equity Fund – Class A	25.17%	N/A	N/A	25.01%	12/30/2011
FTSE EPRA/NAREIT Global ex-U.S. Real Estate Index(1) (reflects no deduction for fees, expenses or taxes)	38.98%	N/A	N/A	N/A
S&P Developed (ex. U.S.) Property Total Return Index (reflects no deduction for fees, expenses or taxes)	38.48%	(0.82)%	12.60%	N/A
MSCI EAFE (USD) Index (reflects no deduction for fees, expenses or taxes)	17.32%	(3.69)%	8.21%	4.19%
Lipper International Real Estate Funds Average	40.75%	(1.81)%	10.35%	5.68%

(1)
Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P Developed (ex U.S.) Property Total Return Index to the FTSE EPRA/NAREIT Global ex-U.S. Real Estate Index. The Adviser believes the FTSE EPRA/NAREIT Global ex-U.S. Real Estate Index more accurately reflects the investment strategy of the Fund.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Manager

Mr. Samuel Lieber, Chief Executive Officer of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Realty Income & Growth Fund

Investment Objectives

Alpine Realty Income & Growth Fund (the “Income & Growth Fund”) seeks a high level of current income. Capital appreciation is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.33%
Interest Expense	0.08%	0.08%
Total Annual Fund Operating Expenses	1.66%	1.41%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$804	$1,044	$1,402	$2,406
Institutional Class	$244	$447	$772	$1,691

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Income & Growth Fund invests 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. These companies include, but are not limited to, real estate investments trusts (“REITs”), real estate operating companies and homebuilders, and companies with substantial real estate holdings, such as hotel and entertainment companies.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

In addition to common stocks and REITs, securities in which the Fund may invest include preferred stocks, convertible securities, rights and warrants.

The Fund may invest up to 35% of its net assets in the securities of foreign issuers. The Fund may invest in companies of any market capitalization. The Fund may borrow up to 10% of its total assets for investment purposes.

In managing the assets of the Fund, the Adviser invests primarily in the equity securities of companies offering high dividend yields and which the Adviser believes offer strong prospects for capital growth. The Fund may also invest in debt securities which the Adviser believes offer attractive income streams, giving consideration to the creditworthiness of the issuer, maturity date and other factors, including industry sector and prevailing economic and market conditions. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. The Fund may invest in both investment grade and non-investment grade debt securities, with up to 15% of its net assets in non-investment grade debt securities. In selecting investments, an important focus of the Adviser is to identify investment opportunities where dividends or interest payments are well supported by the underlying assets and earnings of a company.

In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. The Adviser also emphasizes investments in the equity securities of companies which it believes have the potential to grow their earnings at faster than normal rates and thus offer the potential for higher dividends and growth in the future.

The Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Convertible Securities Risk — The Fund can invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Non-Diversified Fund Risk — Performance of a non-diversified fund may be more volatile than a diversified fund because a non-diversified fund may invest a greater percentage of its total assets in the securities of a single issuer.

•
Preferred Stock Risk — Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock has investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Realty Income & Growth Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
41.78%	9/30/09	(42.18)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	10 Years	Since Inception	Inception Date
Alpine Realty Income & Growth Fund – Institutional Class
Return Before Taxes	18.37%	3.98%	9.39%	11.27%	12/29/1998
Return After Taxes on Distributions	16.68%	2.16%	7.47%	9.04%
Return After Taxes on Distributions and Sale of Fund Shares	11.91%	2.25%	7.23%	8.72%
Alpine Realty Income & Growth Fund – Class A	11.57%	N/A	N/A	11.51%	12/30/2011
Morgan Stanley REIT Index (reflects no deduction for fees, expenses or taxes)	17.77%	5.58%	11.58%	11.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%	2.96%
Lipper Real Estate Funds Average	17.73%	4.95%	10.78%	10.38%(1)

(1)	The Lipper Real Estate Funds Average reflects the annualized return from December 31, 1998 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Manager

Mr. Robert W. Gadsden, Portfolio Manager of the Adviser, is the portfolio manager primarily responsible for the investment decisions of the Fund and has managed the Fund since 1999.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Emerging Markets Real Estate Fund

Investment Objectives

Alpine Emerging Markets Real Estate Fund (the “Emerging Markets Fund”) seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.95%	1.95%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	3.21%	2.96%
Fee Waiver and/or Expense Reimbursements (1)	(1.60)%	(1.60)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements	1.61%	1.36%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. Total annual fund operating expenses after fee waiver and/or expense reimbursements exceed the expense cap by 0.01% as a result of acquired fund fees and expenses. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$800	$1,343	$2,005	$3,766
Institutional Class	$238	$764	$1,416	$3,166

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. issuers which (i) are principally engaged in the real estate industry, (ii) are principally engaged in real estate financing or (iii) control real estate assets with an aggregate estimated value equal to no less than 50% of such issuer’s assets. In addition, the Fund, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located in emerging market countries. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Adviser defines “Western Europe” as Austria, Belgium, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. The Fund may invest in companies of any market capitalization. The Fund may also invest in the securities of other investment companies. The Fund may borrow up to 10% of its total assets for investment purposes.

The Fund concentrates its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, the Fund may temporarily invest less than 25% of its net assets in such securities during periods of adverse economic conditions in the real estate industry.

Under normal market conditions, the Fund allocates its assets among issuers located in no less than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The issuers of securities in which the Fund may invest include real estate investment trusts (and international equivalents) (collectively, “REITs”), real estate operating companies, construction companies and homebuilders, enterprises that provide real estate financing and also companies with substantial real estate holdings or substantial revenue generated by real estate holdings. The Fund considers a company whose real estate holdings represent an estimated value of at least 50% of its assets or with at least 50% of its revenue generated by real estate holdings as having substantial real estate holdings or substantial revenue generated by real estate holdings. The securities in which the Fund invests may be U.S. dollar denominated or non-U.S. dollar denominated.

The Fund’s research-driven investment strategy seeks to identify companies in emerging markets with the potential for capital appreciation through the different phases of the real estate cycle. In managing the assets of the Fund, the Adviser generally pursues a value oriented approach. It focuses on investments throughout the world’s emerging markets and seeks to identify the equity securities of companies which are trading at prices substantially below the underlying value of their real estate properties or their revenues derived from real estate or real estate financings. The Adviser also considers other company fundamentals and the strength of a company’s management in making investment decisions, as well as economic, market and political conditions in the emerging market country in which a company is located and operates. The Fund also invests in the securities of companies with growing earning streams that the Adviser believes can be purchased at reasonable prices, giving consideration to the current stage of the real estate market cycle of the emerging market country in which it operates.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Liquidity Risk — Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Real Estate Investment Trusts (“REITs”) Risk — REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment.

•
Real Estate Securities Risk — Risks associated with investment in securities of companies in the real estate industry include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk —The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Emerging Markets Real Estate Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
28.96%	6/30/09	(24.18)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	Since Inception	Inception Date
Alpine Emerging Markets Real Estate Fund – Institutional Class
Return Before Taxes	38.72%	20.93%	11/3/2008
Return After Taxes on Distributions	38.30%	19.51%
Return After Taxes on Distributions and Sale of Fund Shares	25.29%	17.70%
Alpine Emerging Markets Real Estate Fund – Class A	30.78%	30.59%	12/30/2011
S&P Developed (ex. U.S.) Property Total Return Index (reflects no deduction for fees, expenses or taxes)	38.48%	17.59%
FTSE EPRA/NAREIT Emerging Index (reflects no deduction for fees, expenses or taxes)	38.57%	19.75%
Lipper Global Real Estate Funds Average	28.09%	16.85%(1)

(1)	The Lipper Global Real Estate Funds Average reflects the return from November 6, 2008 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Joel Wells, Portfolio Manager of the Adviser, and Mr. Samuel Lieber, Chief Executive Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since 2009 and its inception, respectively.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Global Infrastructure Fund

Investment Objectives

Alpine Global Infrastructure Fund (the “Infrastructure Fund”) seeks capital appreciation. Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.33%	0.33%
Total Annual Fund Operating Expenses	1.58%	1.33%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$797	$1,021	$1,363	$2,326
Institutional Class	$235	$421	$728	$1,600

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 148% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Infrastructure Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of U.S. and non-U.S. infrastructure-related issuers. An “infrastructure-related” issuer is an issuer at least 50% of the assets of which are infrastructure assets or 50% of its gross income or net profits are attributable to or derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include, but are not limited to, transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges. Under normal market conditions, the Fund maintains no less than 40% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of issuers located outside of the United States and will allocate its assets among issuers located in no fewer than three different countries, one of which may be the United States. The Fund considers an issuer to be located in a country if it meets any of the following criteria: (i) the issuer is organized under the laws of the country or maintains its principal place of business in that country; (ii) the issuer’s securities are traded principally in the country; or (iii) during the issuer’s most recent fiscal year, such issuer derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or has at least 50% of its assets in that country.

The Fund’s investment strategies may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•
Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Infrastructure-Related Investment Risk — Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. The Fund’s past performance benefitted significantly from secondary offerings of certain issuers and investments in IPOs contributed to performance and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Global Infrastructure Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
20.62%	6/30/09	(18.62)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	Since Inception	Inception Date
Alpine Global Infrastructure Fund – Institutional Class
Return Before Taxes	24.75%	19.71%	11/3/2008
Return After Taxes on Distributions	23.71%	18.02%
Return After Taxes on Distributions and Sale of Fund Shares	16.70%	16.47%
Alpine Global Infrastructure Fund – Class A	17.64%	17.54%	12/30/2011
S&P Global Infrastructure Index (reflects no deduction for fees, expenses or taxes)	11.89%	10.12%
Lipper Specialty/Miscellaneous Funds Average	6.74%	14.63%(1)

(1)	The Lipper Specialty/Miscellaneous Funds Average reflects a return from November 6, 2008 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Joshua Duitz, Portfolio Manager of the Adviser, and Mr. Samuel Lieber, Chief Executive Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Foundation Fund

Investment Objectives

Alpine Foundation Fund (the “Foundation Fund”) seeks capital appreciation. Reasonable income and conservation of capital are secondary investment objectives.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.21%	0.21%
Acquired Fund Fees and Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	1.49%	1.24%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$788	$995	$1,318	$2,230
Institutional Class	$226	$393	$680	$1,500

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

The Foundation Fund pursues its investment objectives by investing its assets primarily in a combination of equity securities of large U.S. companies and high quality fixed income securities. The equity securities in which the Fund invests may include common stocks, preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible debt, options on securities and warrants. The Foundation Fund’s investments in common stocks will emphasize stocks that (at the time of investment) pay dividends and have capital appreciation potential. The fixed income securities in which the Fund invests may include U.S. Government debt obligations, corporate debt obligations, and money market instruments.

The Fund may invest up to 15% its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

Allocation of the Fund’s assets among different types of investments will vary from time to time depending on prevailing economic and market conditions, including (without any emphasis on any one particular condition): inflation rates, business cycle trends, business regulations and tax law impacts on the investment markets. Under normal circumstances, the Fund invests no less than 25% of its net assets in fixed income securities. The Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed income securities, depending on the appraisal of market and economic conditions by the Adviser. For instance, the Fund may be more heavily invested in equity securities when, in the opinion of the Adviser, interest rates are generally perceived to be rising and the anticipated performance of equity securities is believed to be positive. In such instances, the Fund may invest up to 75% of its net assets in equity securities. Additionally, the Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

The Fund invests in equity securities that the Adviser believes offer growth potential and in fixed income securities that offer the potential for both growth and income. The Adviser focuses on companies it believes are attractively valued relative to their growth prospects. In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or its industry. The Adviser also seeks to identify companies that may be involved in “special situations” which may increase the value of the company’s stock. Special situations include a change in the company’s management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale or spin-off of a division or subsidiary.

With respect to fixed income securities, investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by Standard & Poor’s Rating Services (“S&P”) or by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, are determined to be of comparable quality by the Adviser. The Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by S&P or by Moody’s; this limit does not apply to convertible debt securities.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•	Fixed Income Securities Risk — Fixed income securities are subject to issuer risk, interest rate risk and market risk.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Interest Rate Risk — Interest rates may rise resulting in a decrease in the value of securities held by the Fund, or may fall resulting in an increase in the value of such securities. Securities having longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

•
Issuer Risk — Changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
“Special Situations” Companies Risk — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

•
U.S. Government Securities Risk — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as another benchmark. The Custom Balanced Benchmark reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Barclays U.S. Aggregate Bond Index, which is a widely recognized, unmanaged index of U.S. dollar-denominated investment-grade fixed income securities. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Foundation Fund Total Returns as of 12/31 of Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
15.45%	6/30/03	(15.08)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	10 Years	Since Inception	Inception Date
Alpine Foundation Fund – Institutional Class
Return Before Taxes	10.71%	1.42%	5.85%	4.68%	6/7/2001
Return After Taxes on Distributions	10.39%	1.11%	5.22%	4.00%
Return After Taxes on Distributions and Sale of Fund Shares	7.32%	1.12%	4.99%	3.87%
Alpine Foundation Fund – Class A	4.30%	N/A	N/A	4.27%	12/30/2011
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	7.10%	3.01%
Custom Balanced Benchmark (1) (reflects no deduction for fees, expenses or taxes)	11.31%	3.81%	6.62%	4.43%
Lipper Mixed-Asset Target Allocation Growth Funds Average	12.63%	1.72%	6.48%	3.81%

(1)
Effective February 28, 2013, the Fund changed the primary benchmark against which it measures its performance to the Custom Balanced Benchmark. The Adviser believes that the Custom Balanced Benchmark more accurately reflects the investment strategy of the Fund.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser, and Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Dynamic Dividend Fund

Investment Objectives

Alpine Dynamic Dividend Fund (the “Dividend Fund”) seeks high current dividend income that qualifies for the reduced U.S. federal income tax rates created by the “Jobs and Growth Tax Relief Reconciliation Act of 2003,” while also focusing on total return for long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.27%	0.27%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.53%	1.28%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$792	$1,006	$1,338	$2,272
Institutional Class	$230	$405	$701	$1,544

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 258% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign corporations that pay dividend income that it believes are undervalued relative to the market and to the securities’ historic valuations. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest in preferred stocks, real estate investment trusts (“REITs”), options and securities convertible into or exchangeable for common stocks, such as convertible debt.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges, provided that no more than 25% of its net assets are invested in emerging markets. The Fund may borrow up to 10% of its total assets for investment purposes.

Under normal circumstances, the Fund seeks high current dividend income, more than 50% of which qualifies for the reduced U.S. federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003, and is defined in the Internal Revenue Code of 1986, as amended, as dividends received during the taxable year from domestic and qualified foreign corporations. A qualified foreign corporation is defined as any corporation that is incorporated in a possession of the United States or is eligible for the benefits of a comprehensive income tax treaty with the United States.

In the event that the Adviser determines that a particular company’s dividends qualify for favorable U.S. federal tax treatment, the Adviser intends to invest in the equity securities of the company prior to the ex-dividend date (i.e., the date when shareholders no longer are eligible for dividends) and intends to hold the security for at least 61 days during a 121-day period which begins on the date that is 60 days before the ex-dividend date to enable Fund shareholders to take advantage of the reduced U.S. federal tax rates. During this period, the Fund will not hedge its risk of loss with respect to these securities.

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying companies, including companies that it believes are undervalued relative to the market and to the securities’ historic valuations. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and historical payment of dividends. The Fund’s investment strategies may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

•
Emerging Market Securities Risk — The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investment are heightened when investing in issuers of emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•	Qualified Dividend Tax Risk — Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Swaps Risk — Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. The Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case the Fund may not receive the net amount of payments that the Fund contractually is entitled to receive.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as another benchmark. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Dynamic Dividend Fund Total Returns as of 12/31 of Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
15.26%	12/31/10	(24.62)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	Since Inception	Inception Date
Alpine Dynamic Dividend Fund – Institutional Class
Return Before Taxes	8.69%	(8.00)%	3.15%	9/22/2003
Return After Taxes on Distributions	5.47%	(11.13)%	0.35%
Return After Taxes on Distributions and Sale of Fund Shares	7.59%	(7.41)%	2.35%
Alpine Dynamic Dividend Fund – Class A	2.48%	N/A	2.47%	12/30/2011
MSCI All Country World Index (1)	16.80%	(0.61)%	6.95%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.65%
Lipper Global Multi-Cap Core Funds Average	13.14%	(2.07)%	5.45%(2)

(1)
Effective February 28, 2013, the Fund changed the benchmark against which it measures its performance from the S&P 500 Index to the MSCI All Country World Index. The Adviser believes the MSCI All Country World Index more accurately reflects the investment strategy of the Fund.

(2)	The Lipper Global Multi-Cap Core Funds Average reflects a return from September 25, 2003 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Joshua Duitz, Portfolio Manager of the Adviser, and Mr. Brian Hennessey, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since December 2012.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Financial Services Fund

Investment Objective

Alpine Financial Services Fund (the “Financial Services Fund”) seeks long-term growth of capital and consistent above average total returns as compared to those typical of investments made in public equities.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.91%	0.91%
Interest Expense	0.03%	0.03%
Acquired Fund Fees and Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	2.23%	1.98%
Fee Waiver / Expense Reimbursement (1)	(0.56)%	(0.56)%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursement	1.67%	1.42%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap by 0.07% as a result of interest expense and acquired fund fees and expenses. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$805	$1,158	$1,631	$2,932
Institutional Class	$245	$567	$1,016	$2,261

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 120% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Financial Services Fund invests at least 80% of its net assets in the equity securities of certain U.S. and foreign companies engaged in the financial services industry. For purposes of selecting investments, the Fund defines financial services industry broadly. Companies in the financial services industry include, but are not limited to, companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, industrial finance and leasing, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including real estate investment trusts (“REITs”).

In particular, the Fund invests a substantial percentage of its net assets in equity securities issued by banks that the Adviser believes have strong growth prospects or takeover potential. Such equity securities will primarily include common stocks and preferred stocks which the Fund may acquire through direct investments or private placements.

The Fund may invest without limitation in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of banks and other financial service companies that it believes are undervalued relative to the market and to the securities’ historic valuations. The equity securities of the financial institutions in which the Fund invests are not subject to specific restrictions as to market capitalizations, however, it is expected that the Fund’s investment program will emphasize smaller market capitalizations, including micro-capitalization companies. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow, and industry and market–specific trends.

The Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Concentration Risk — The Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Financial Services Industry Concentration Risk — The Fund is subject to the risk of concentrating investments in financial services companies, which makes it more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change. Financial services companies are also subject to extensive government regulation. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•
Liquidity Risk — Some securities held by the Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as indices that reflect the market sectors in which the Fund invests. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. The Fund’s past performance benefitted significantly from IPOs of certain issuers and secondary offerings have also contributed to the Fund’s past performance and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Financial Services Fund Total Returns as of 12/31 of Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
34.43%	6/30/09	(23.30)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	Since Inception	Inception Date
Alpine Financial Services Fund – Institutional Class
Return Before Taxes	30.14%	(0.68)%	4.76%	11/1/2005
Return After Taxes on Distributions	30.14%	(1.33)%	2.75%
Return After Taxes on Distributions and Sale of Fund Shares	19.59%	(1.01)%	2.95%
Alpine Financial Services Fund – Class A	22.74%	N/A	22.60%	12/30/2011
PHLX/KBW Bank Index (reflects no deduction for fees, expenses or taxes)	33.03%	(8.27)%	(6.38)%
NASDAQ 100 Financial Services Index (reflects no deduction for fees, expenses or taxes)	17.85%	(2.50)%	(0.79)%
Lipper Financial Services Funds Average	23.37%	(4.44)%	(2.57)%(1)

(1)	The Lipper Financial Services Funds Average reflects a return from November 3, 2005 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Peter J. Kovalski, Portfolio Manager of the Adviser, and Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Innovators Fund

Investment Objective

Alpine Innovators Fund (the “Innovators Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.66%	0.66%
Interest Expense	0.01%	0.01%
Total Annual Fund Operating Expenses	1.92%	1.67%
Fee Waiver / Expense Reimbursement (1)	(0.31)%	(0.31)%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursement	1.61%	1.36%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap by 0.01% as a result of interest expense. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$800	$1,091	$1,502	$2,647
Institutional Class	$238	$496	$878	$1,950

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Innovators Fund primarily invests its net assets in the equity securities of U.S. and foreign companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. Such equity securities will primarily include common stocks listed on public exchanges, but may include securities acquired through direct investments or private placements.

The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Fund does not have a policy to concentrate its investments in securities of issuers in any particular industry, but rather the Adviser seeks to identify investment opportunities in securities of entrepreneurial businesses that it believes are undervalued and well positioned to benefit from opportunities in the global economy. Factors that the Adviser considers include, but are not limited to, demonstrated technological leadership, new disruptive technologies, introduction of new and better products, innovative business models, potential for merger or acquisition and potential to benefit from deregulation or consolidation events. The Adviser considers “disruptive technologies” to be of a kind to alter a company’s methods of production, or to modify existing processes, and which serve to create new techniques for delivering value to customers.

The Fund may invest in innovative companies with any market capitalization, however, innovative stocks tend to be companies with smaller market capitalizations.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Innovators Risk — The Adviser seeks to invest in the securities of companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. No assurance can be made that these perceived innovations will occur, or, if they do, that they will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

•	Leverage Risk — The Fund may use leverage to purchase securities. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Innovative companies may lack profitability which in turn may result in the lack of innovative support.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. To the extent the Fund engaged in leverage, this may have affected performance. The Fund’s past performance benefitted significantly from IPOs of certain issuers, and there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Innovators Fund Total Returns as of 12/31 of Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
28.46%	6/30/09	(40.82)%	12/31/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	Since Inception	Inception Date
Alpine Innovators Fund – Institutional Class
Return Before Taxes	13.96%	(3.11)%	3.14%	7/11/2006
Return After Taxes on Distributions	13.96%	(3.11)%	2.85%
Return After Taxes on Distributions and Sale of Fund Shares	9.08%	(2.61)%	2.54%
Alpine Innovators Fund – Class A	7.34%	N/A	7.30%	12/30/2011
Russell 3000 Index (1) (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	4.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	4.06%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59%	3.49%	5.35%
Lipper Multi-Cap Growth Funds Average	15.25%	0.94%	5.03%(2)

(1)
Effective February 28, 2012, the Fund changed its primary benchmark against which it measures its performance to the Russell 3000 Index. The Adviser believes that the Russell 3000 Index more accurately reflects the investment strategy of the Fund. Effective February 28, 2012, the Fund has added the S&P 500 Index as a broad based market index.

(2)	The Lipper Multi-Cap Growth Funds Average reflects a return from July 13, 2006 through December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser, and Mr. Samuel A. Lieber, Chief Executive Officer of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since its inception.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Transformations Fund

Investment Objective

Alpine Transformations Fund (the “Transformations Fund”) seeks capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.98%	0.98%
Total Annual Fund Operating Expenses	2.23%	1.98%
Fee Waiver / Expense Reimbursements (1)	(0.63)%	(0.63)%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursements	1.60%	1.35%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,152	$1,625	$2,926
Institutional Class	$237	$560	$1,009	$2,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Transformations Fund seeks to invest in equity securities of companies that, in the Adviser’s estimation, are entering or on the verge of entering an accelerated growth period catalyzed by transformation. The Adviser believes that companies may experience transformation by (i) using existing assets more effectively, including through reorganization or rejuvenation of its management or business model or (ii) developing new concepts, including product, technology or business model concepts. The Adviser believes that acceleration and deceleration of every company’s growth is inevitable during its life cycle. The Adviser seeks to identify companies that are poised for transformation and an accelerated growth period by evaluating corporate management and its strategic capabilities, the competitive environment of a company and the company’s resources available for mobilization.

In managing the assets of the Fund, the Adviser pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in securities of companies that it believes are undervalued in light of the companies’ potential for vigorous growth. The Fund may invest in companies of any market capitalization, including established companies or those with little operating history.

The Fund does not have a policy to concentrate its investments in securities of issuers in any particular industry, but rather the Adviser seeks to identify businesses that it believes are well positioned to benefit from corporate transformation. Factors that the Adviser considers include, but are not limited to, strong financial resources, new or reorganized corporate management, demonstrated technological leadership, introduction of new and better products, innovative business models and potential to benefit from deregulation. In addition, these factors may indicate to the Adviser that a company has potential for transformation in the form of a merger or acquisition or other consolidation event, any of which may stimulate growth.

The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. The Fund is not restricted on how much may be invested issuers of a single country, provided that it limits its investment in countries that are considered “emerging markets” to no more than 35% of its net assets.

Equity securities in which the Fund invests will primarily include common stocks listed on public exchanges, but may include securities acquired through direct investments or private placements, subject to the Fund’s limitation on holding illiquid securities. The Fund’s investments may also include other types of equity or equity-related securities, including convertible preferred stock or debt, rights and warrants.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•
Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

•
Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

•
Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

•
Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•
Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

•
"Special Situations" Companies Risk — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

•
Transformation Risk — The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. No assurance can be made that these transformations will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

•
Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Transformations Fund Total Returns as of 12/31 of Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
34.69%	6/30/09	(26.00)%	9/30/08

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	5 Years	Since Inception	Inception Date
Alpine Transformations Fund – Institutional Class
Return Before Taxes	9.81%	4.41%	4.41%	12/31/2007
Return After Taxes on Distributions	9.70%	4.34%	4.34%
Return After Taxes on Distributions and Sale of Fund Shares	6.52%	3.76%	3.76%
Alpine Transformations Fund – Class A	3.46%	N/A	3.44%	12/30/2011
Russell 3000 Index (1) (reflects no deduction for fees, expenses or taxes)	16.42%	2.04%	1.91%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	1.52%
S&P 400 Index (reflects no deduction for fees, expenses or taxes)	17.88%	5.14%	5.02%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05%	3.55%	3.43%
Lipper Multi-Cap Growth Funds Average	15.25%	0.94%	0.94%

(1)
Effective February 28, 2012, the Fund changed the benchmark against which it measures its performance from the S&P 400 Index to the Russell 3000 Index. The Adviser believes that the Russell 3000 Index more accurately reflects the investment strategy of the Fund.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Stephen A. Lieber, Chief Investment Officer of the Adviser, and Ms. Sarah Hunt, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have managed the Fund since its inception and 2009, respectively.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

Summary Section – Alpine Accelerating Dividend Fund

Investment Objectives

Alpine Accelerating Dividend Fund (the “Accelerating Dividend Fund”) seeks income. Long-term growth of capital is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund’s Class A shares. More information about these and other discounts is available from your financial intermediary and in the Fund’s Prospectus and Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None
Maximum Deferred Sales Charge (Load)	Generally none	None
Redemption Fee (as a percentage of amount redeemed within less than 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) Fee	0.25%	None
Other Expenses	2.26%	2.26%
Total Annual Fund Operating Expenses	3.51%	3.26%
Fee Waiver / Expense Reimbursements (2)	(1.91)%	(1.91)%
Total Annual Fund Operating Expenses after Fee Waiver / Expense Reimbursement	1.60%	1.35%

(1)
The Adviser has agreed contractually to waive and/or reimburse expenses of the Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods

•	Your investment has a 5% return each year and the Fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$799	$1,401	$2,118	$4,007
Institutional Class	$237	$825	$1,537	$3,428

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2012, the Fund’s portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Accelerating Dividend Fund invests at least 80% of its net assets in the equity securities of certain domestic and foreign companies that pay dividends. This includes companies that have announced a special dividend or announced that they will pay dividends within six months. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Internal Revenue Code of 1986, as amended (the “Code”). Under normal circumstances, the Fund expects to invest in the equity securities of U.S. issuers, as well as in non-U.S. issuers.

The Fund combines three research driven investment strategies — dividend, growth and value — to generate sustainable distributed dividend income and to identify issuers globally with the potential for accelerating dividends and capital appreciation. The Fund seeks to invest in issuers with a history of or potential for “accelerating dividends,” dividends that increase over time and where the amount of such increases grows over time. In selecting issuers, the Adviser analyzes each company’s dividend history, free cash flow and dividend payout ratios to assess that company’s potential to provide accelerating dividends as well the sustainability of dividend growth. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level and in any sector or industry.

The Fund invests in the equity securities of U.S. and foreign issuers, including those in emerging markets. The Fund is not restricted with respect to how much it may invest in the issuers of any single country or the amount it may invest in non-U.S. issuers, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of its net assets at the time of investment. An “emerging market” country is any country that is listed on the MSCI Emerging Market Index. Allocation of the Fund’s assets among countries is dependent on the economic outlook of those countries and the dividends available in their markets. The Adviser screens the U.S. and foreign issuers in which it considers investing using the same criteria, including accelerating dividends, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued.

The Fund’s investment strategy may result in a portfolio turnover rate in excess of 150% on an annual basis.

Certain of the Fund’s investment strategies may limit the amount of dividend income the Fund receives from qualifying for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

Principal Investment Risks

Risk is inherent in all investing. There is no assurance that the Fund will meet its investment objectives. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The following is a summary description of certain risks of investing in the Fund.

•
Dividend Strategy Risk — The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur.

•
Equity Securities Risk — The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry).

•
Foreign Currency Transactions Risk — Foreign securities are often denominated in foreign currencies. As a result, the value of the Fund’s shares is affected by changes in exchange rates. The Fund may enter into foreign currency transactions to try to manage this risk. The Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates.

•
Foreign Securities Risk — The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities. The risks of foreign investments are heightened when investing in issuers in emerging market countries.

•
Growth Stock Risk — Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.

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Initial Public Offerings and Secondary Offerings Risk — The Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

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Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment objectives and strategies.

•	Market Risk — The price of a security held by the Fund may fall due to changing market, economic or political conditions.

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Micro Capitalization Company Risk — Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including small or medium capitalization companies.

•	Portfolio Turnover Risk — High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance.

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Small and Medium Capitalization Company Risk — Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies.

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Undervalued Stock Risk — The Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Institutional Class shares (formerly known as the Investor Class). The Class A shares of the Fund were not issued prior to December 30, 2011. Both Institutional Class and Class A shares would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Classes do not have the same expenses. The Fund’s sales load is not reflected in the bar chart, if it were, returns would be less than those shown. The table following the bar chart compares the Fund’s performance over time with those of a broad measure of market performance, as well as other benchmarks. Unless otherwise stated, all index since inception returns reflect the inception date of the Institutional Class. To the extent the Fund engaged in leverage, this may have affected performance. To the extent that the Fund’s historical performance resulted from gains derived from participation in IPOs and/or secondary offerings, there is no guarantee that these results can be replicated in future periods or that the Fund will be able to participate to the same degree in IPOs and secondary offerings in the future. Past performance (before and after taxes) is not a prediction of future results. Updated performance is available on the Fund’s website at www.alpinefunds.com or by calling 1-888-785-5578.

Alpine Accelerating Dividend Fund Total Returns as of 12/31 Each Year Institutional Class
Best and Worst Quarter Results During the periods shown in the Chart for the Fund
Best Quarter		Worst Quarter
14.26%	9/30/09	(15.77)%	9/30/11

Average Annual Total Returns (For the periods ending December 31, 2012)	1 Year	Since Inception	Inception Date
Alpine Accelerating Dividend Fund – Institutional Class
Return Before Taxes	12.64%	12.12%	11/5/2008
Return After Taxes on Distributions	10.87%	10.84%
Return After Taxes on Distributions and Sale of Fund Shares	9.06%	10.14%
Alpine Accelerating Dividend Fund – Class A	6.19%	6.15%	12/30/2011
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	11.25%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	10.24%	10.87%
Lipper Equity Income Funds Average	12.45%	12.97%(1)

(1)	The Lipper Equity Income Funds Average reflects a return from November 6, 2008 to December 31, 2012.

The after-tax returns are shown only for Institutional Class shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for Class A shares will vary from returns shown for Institutional Class shares.

Management

Investment Adviser

Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the Fund’s investment adviser.

Portfolio Managers

Mr. Bryan Keane, Portfolio Manager of the Adviser, and Mr. Andrew Kohl, Portfolio Manager of the Adviser, are the co-portfolio managers primarily responsible for the investment decisions of the Fund and have both managed the Fund since August 2010.

Purchase and Sale of Fund Shares

Class A

You may purchase or redeem Fund shares on any day the NYSE is open by contacting your financial intermediary. The minimum initial amount of investment in the Fund is $2,500. There is no minimum for subsequent investments.

Institutional Class

You may purchase, redeem or exchange Fund shares on any business day by written request via mail (Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266), by wire transfer, by telephone at 1-888-785-5578, or through a financial intermediary. The minimum initial amount of investment in the Fund is $1,000,000. There is no minimum for subsequent investments if payment is mailed by check, otherwise the minimum is $100.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Fund over another investment. Ask your financial professional or visit your financial intermediary’s website for more information.

More on the Funds’ Investment Strategies, Investments and Risks

This section provides additional information regarding the securities in which the Funds invest, the investment techniques each uses and the risks associated with each Fund’s investment program. A more detailed description of the Funds’ investment policies and restrictions, and additional information about the Funds’ investments, is contained in the Funds’ Statement of Additional Information (the “SAI”).

Other Investments and Strategies

Borrowing and Short Sales — A Fund may borrow up to 10% of its total assets for investment purposes. Loans in the aggregate, to cover overdrafts and for investment purposes, may not exceed the maximum amount that the borrower is permitted under the Investment Company Act of 1940, as amended, (the “1940 Act”). A Fund may also enter into short sales of securities. A short sale is a transaction in which the fund sells securities it does not own in anticipation of a decline in the market price of the securities. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets. However, short sales affected “against the box” to hedge against a decline in the value of a security owned by a Fund are not subject to this 10% limitation.

Equity-Linked Securities — A Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates of participation, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock.

Fixed Income Securities — A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations which do not pay interest until maturity. A Fund may invest in both investment grade and non-investment grade debt securities. Each series of Alpine Equity Trust (except for Global Consumer Fund) and Alpine Series Trust may invest up to 15% and 5% of its net assets in non-investment grade debt securities, respectively.

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Global Consumer Fund — The Global Consumer Fund may invest up to 20% of its assets, except when taking a temporary defensive position, in bonds and other types of debt obligations of U.S. and foreign issuers.

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Foundation Fund — Under normal circumstances, the Foundation Fund invests no less than 25% of its net assets in fixed income securities. Additionally, the Foundation Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

Foreign Securities

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Global Consumer Fund, CAP Fund, International Fund, Emerging Markets Fund, Infrastructure Fund, and Financial Services Fund — A Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts (“ADRs”)) that represent indirect interests in securities of foreign issuers. A Fund’s investments in foreign securities may include the securities of issuers in emerging markets.

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Income & Growth Fund — The Fund may invest up to 35% of its net assets in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers.

•	Foundation Fund — The Fund may invest up to 15% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

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Dividend Fund — The Fund is not restricted as to the percentage of its assets that may be invested in non-U.S. issuers, but may only invest up to 25% of its net assets in securities of issuers located in “emerging markets.”

•	Innovators Fund — The Fund may invest up to 20% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

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Transformations Fund — The Fund may invest without limitation in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs). The Fund is not restricted on how much may be invested in the issues of any single country, provided that it limits its investments in countries that are considered “emerging markets” to no more than 35% of its net assets.

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Accelerating Dividend Fund — The Fund is not restricted as to the percentage of assets that may be invested in a single country or in non-U.S. issuers, but may only invest up to 25% of its net assets in securities of issuers located in “emerging markets.”

Illiquid Securities

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Global Consumer Fund, CAP Fund, and Income & Growth Fund — A Fund may invest up to 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days. However, a Fund may not invest more than 10% of its net assets in such repurchase agreements.

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Emerging Markets Fund, Infrastructure Fund, International Fund, Foundation Fund, Dividend Fund, Financial Services Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund — A Fund may invest up to 15% of its net assets in illiquid securities.

Initial Public Offerings and Secondary Offerings — A Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy described below) and secondary offerings. An initial public offering is a corporation’s first offering of common stock to the public. Secondary offerings are the issuance of new stock for public sale from a company that has already made its IPO.

It is the Adviser’s discretionary policy not to invest a Fund’s assets in IPOs, if, in aggregate, 10% or greater of such Fund’s shares are owned or controlled by the Adviser or the principals of the Adviser. So, from time to time, a Fund may or may not be restricted from investing in IPOs. As of the date of this Prospectus, this policy does not permit Global Consumer Fund, CAP Fund, International Fund, Emerging Markets Fund, Foundation Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund to invest in IPOs. The Adviser’s discretionary policy is described in greater detail in the SAI.

Other Investment Companies — A Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments.

Securities Lending — A Fund may not lend its portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

Temporary Defensive Positions

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All Funds (except Dividend Fund) — A Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, a Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, a Fund may not achieve its investment objective.

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Dividend Fund — The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than 61 days  and, as a result, shareholders may be unable to take advantage of the reduced U.S. federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

Other Investments — A Fund may use a variety of other investment instruments in pursuing their investment programs. The investments of the Fund may include: mortgage-backed securities and various derivative instruments, including, but not limited to, options on securities, stock index options, options on foreign currencies, forward foreign currency contracts, futures contracts and swaps.

Investment Risks

Concentration Risk — A Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. A Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

Consumer Products/Services Sector Risk (Global Consumer Fund) — Because the Global Consumer Fund’s investments are concentrated in the consumer products/services sector, the value of its shares will be affected by factors particular to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. The Global Consumer Fund’s performance largely depends on the general condition of the consumer products/services sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Convertible Securities Risk — A Fund can invest in securities that can be exercised for or converted into common stocks (such as warrants or convertible preferred stock). While offering greater potential for long-term growth, common stocks and similar equity securities are more volatile and more risky than some other forms of investment. Therefore, the value of your investment in a Fund may sometimes decrease instead of increase. Convertible securities include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The movements in the prices of convertible securities, however, may be smaller than the movements in the value of the underlying equity securities.

Credit Risk — Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Currency Risk — The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Derivatives Risk — A Fund’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. A risk of a Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose a Fund to losses and could make derivatives more difficult for the Fund to value accurately. Derivatives may give rise to a form of leverage and may expose a Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Dividend Strategy Risk (Income & Growth Fund, Infrastructure Fund, Foundation Fund, Dividend Fund, and Accelerating Dividend Fund) — A Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out favor with investors and underperform the market. Companies that issue dividend paying-stocks are not required to continue to pay dividends on such stocks. Therefore, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. A Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

Emerging Market Securities Risk — A Fund may invest in the securities of issuers located, operating or owning significant assets in “emerging markets.” Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or operating in emerging market countries. These risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; lack of liquidity and greater price volatility due to the smaller size of the market for such securities and lower trading volume; political and social uncertainties; national policies that may restrict a Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; greater risks of expropriation, confiscatory taxation and nationalization; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodities prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

Equity-Linked Securities Risk — A Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to a Fund’s restrictions on investments in foreign securities. In addition, a Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund’s restrictions on investments in illiquid securities.

Equity Securities Risk — Although investments in equity securities, such as stocks, historically have been a leading choice for long-term investors, the values of stocks rise and fall depending on many factors. The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Market and economic factors may adversely affect securities markets generally, which could in turn adversely affect the value of a Fund’s investments, regardless of the performance or expected performance of companies in which the Fund invests.

Financial Services Industry Concentration Risk (Financial Services Fund) — The Financial Services Fund is subject to the risk of concentrating investments in financial services companies. A fund concentrating most of its investments in a single industry will be more susceptible to factors adversely affecting issuers within that industry than would a fund investing in a more diversified portfolio of securities. Economic downturns, credit losses and severe price competition can negatively affect this industry. The financial services sector is highly correlated with and particularly vulnerable to certain factors, such as the availability and cost of borrowing and raising additional capital, the rate of corporate and consumer debt defaults and price competition. The profitability of financial services companies is dependent on the availability and cost of capital and can fluctuate significantly when interest rates change.

Financial services companies are also subject to extensive government regulation and their prospects may be affected by new regulations or regulatory interpretations that impede particular lines of business. Direct governmental intervention in the operations of financial services companies and financial markets may materially and adversely affect the companies in which the fund invests. The impact of recent legislation on any individual company or on the industry as a whole cannot be predicted.

Extension Risk — When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline. This may cause a Fund’s share price to be more volatile.

Fixed Income Securities Risk — The securities markets are volatile and the market prices of a Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.

There is no limitation on the maturities of fixed income securities in which a Fund invests.  When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Foreign Currency Transactions Risk — A Fund may not fully benefit from or may lose money on foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund’s holdings. A Fund’s ability to use foreign currency transactions successfully depends on a number of factors, including the foreign currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Adviser to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile and may be affected by, among other factors, the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls and speculation. A security may be denominated in a currency that is different from the currency where the issuer is domiciled. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Losses on foreign currency transactions used for hedging purposes may be reduced by gains on the assets that are the subject of a hedge. A Fund may also purchase a foreign currency on a spot or forward basis in order to benefit from potential appreciation of such currency relative to the U.S. dollar or to other currencies in which a Fund’s holdings are denominated. Losses on such transactions may not be reduced by gains from other Fund assets. A Fund’s gains from its positions in foreign currencies may accelerate and/or recharacterize the Fund’s income or gains and its distributions to shareholders. The Fund’s losses from such positions may also recharacterize the Fund’s income and its distributions to shareholders and may cause a return of capital to Fund shareholders. The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. Although this method attempts to protect the value of the Fund’s portfolio securities against a decline in the value of a currency, it does not eliminate fluctuations in the underlying prices of the securities and while such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result should the value of such currency increase.

Foreign Securities Risk — A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

The value of a Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to non-U.S. withholding taxes.

In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for a Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so.

Growth Stock Risk — Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth stocks typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market while the market concentrates on undervalued stocks.

Hedging Risk — A Fund may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors and forward contracts, both for investment purposes and for risk management purposes. While a Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for a Fund than if it has not engaged in any such hedging transaction. Moreover, it should be noted that the portfolio will always be exposed to certain risks that cannot be hedged, such as credit risk (relating both to particular securities and counterparties).

Infrastructure-Related Investment Risk (Infrastructure Fund) — Because the Infrastructure Fund concentrates its investments in infrastructure-related entities, the Infrastructure Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure-related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

Initial Public Offerings and Secondary Offerings Risk — A Fund may invest a portion of its assets in shares of IPOs (subject to the Adviser’s discretionary policy described below) or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce a Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

It is the Adviser’s discretionary policy not to invest a Fund’s assets in IPOs, if, in aggregate, 10% or greater of such Fund’s shares are owned or controlled by the Adviser or certain affiliates or control persons of the Adviser. So from time to time, a Fund may or may not be restricted from investing in IPOs. The Adviser’s discretionary policy is described in greater detail in the Funds’ SAI.

Innovators Risk (Innovators Fund) — The Adviser seeks to invest in the securities of companies that the Adviser believes have a competitive advantage and offer superior growth potential due to the innovative nature of each company’s products, technology or business model. No assurance can be made that these perceived innovations will occur, or if they do they that they will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed.

Interest Rate Risk — Interest rate risk is the risk of a change in the price of debt obligations when prevailing interest rates increase or decline. In general, if interest rates rise, the prices of debt obligations fall, and if interest rates fall, the prices of debt obligations rise. Changes in the values of debt obligations usually will not affect the amount of income a Fund receives from them but will affect the value of the Fund’s shares. Interest rate risk is generally greater for debt obligations with longer maturities.

Issuer Risk — Issuer risk is the possibility that changes in the financial condition of the issuer of an obligation, changes in general economic conditions, or changes in economic conditions that affect the issuer may impact its actual or perceived willingness or ability to make timely payments of interest or principal. This could result in a decrease in the price of the obligation and in some cases a decrease in income.

Leverage Risk — Subject to certain limitations, a Fund may use leverage in connection with their investment activities and may affect short sales of securities. These investment practices involve special risks. Leverage is the practice of borrowing money to purchase securities. It can increase the investment returns of a Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing. However, if the securities decrease in value, a Fund will suffer a greater loss than would have resulted without the use of leverage.

Liquidity Risk — Some securities held by a Fund may be difficult to sell, or illiquid, particularly during times of market turmoil. Illiquid securities may also be difficult to value. If a Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss. Illiquid securities are securities that are not readily marketable, and include repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which a Fund is carrying the securities.

Management Risk — The Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect. The Adviser’s security selections and other investment decisions might produce losses or cause a Fund to underperform when compared to other funds with similar investment objectives and strategies.

Market Risk — The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. This environment could make identifying investment risks and opportunities especially difficult for the Adviser. These market conditions may continue or get worse. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. The withdrawal of this support, failure of efforts to respond to the crisis, or investor perception that such efforts are not succeeding could also negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Micro Capitalization Company Risk — A Fund may invest in the stocks of micro-cap companies with capitalizations under $100 million. Stock prices of micro capitalization companies are significantly more volatile, and more vulnerable to adverse business and economic developments than those of larger companies. Micro capitalization companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies, including companies which are considered small or medium capitalization. Micro capitalization companies often have limited product lines, services, markets, financial resources or are dependent on a small management group. In addition, because these stocks are not well-known to the investing public, do not have significant institutional ownership and are followed by relatively few security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether based on fundamental analysis, can decrease the value and liquidity of securities held by a Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of a Fund’s portfolio.

Mortgage Related and Asset Backed Securities Risk — Mortgage backed and asset backed securities are subject to prepayment risk, which is the risk that during periods of falling interest rates, an issuer of mortgages and other securities may be able to repay principal prior to the security’s maturity causing a Fund to have to reinvest the securities with a lower yield, resulting in a decline to a Fund’s income. Mortgage backed and asset backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain of these securities will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments. Because of prepayment and extension risk, Mortgage backed and asset backed securities react differently to changes in interest rates than other bonds. Small movements in the interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage backed and asset backed securities.

Non-Diversified Fund Risk (Income & Growth Fund) — The Income & Growth Fund is “non-diversified.” This means that, as compared to mutual funds which are diversified, the Income & Growth Fund may invest a greater percentage of its total assets in the securities of a single issuer. As a result, the Income & Growth Fund may hold larger positions in a relatively small number of stocks as compared to many other mutual funds. This may make the Income & Growth Fund’s performance more volatile than would be the case if it had a more diversified investment portfolio.

Non-Investment Grade Securities (“Junk Bonds”) Risk — Although non-investment grade securities generally pay higher rates of interest than investment grade securities, non-investment grade securities are high risk investments that may cause income and principal losses for the Fund. The major risks of non-investment grade investments include:

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Non-investment grade securities may be issued by less creditworthy issuers. Issuers of non-investment grade securities may have a larger amount of outstanding debt relative to their assets than issuers of investment grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of holders of non-investment grade securities, leaving few or no assets available to repay holders of non-investment grade securities.

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Prices of non-investment grade securities are subject to extreme price fluctuations. Adverse changes in an issuer’s industry and general economic conditions may have a greater impact on the prices of non-investment grade securities than on other higher rated fixed-income securities.

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Issuers of non-investment grade securities may be unable to meet their interest or principal payment obligations because of an economic downturn, specific issuer developments, or the unavailability of additional financing.

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Non-investment grade securities frequently have redemption features that permit an issuer to repurchase the security from a Fund before it matures. If the issuer redeems non-investment grade securities, a Fund may have to invest the proceeds in bonds with lower yields and may lose income.

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Non-investment grade securities may be less liquid than higher rated fixed-income securities, even under normal economic conditions. There are fewer dealers in the non-investment grade securities market, and there may be significant differences in the prices quoted for junk bonds by the dealers. Because they are less liquid, judgment may play a greater role in valuing certain of a Fund’s securities than is the case with securities trading in a more liquid market.

•	A Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer.

The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.

Options and Futures Risk — Although options and futures transactions are intended to enable a Fund to manage market and interest rate risks, these investments can be highly volatile, and a Fund’s use of them could result in poorer investment performance. A Fund’s use of these investment devices for hedging purposes may not be successful. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When a Fund uses futures contracts and options as hedging devices, there is a risk that the prices of the securities subject to the futures contracts and options may not correlate perfectly with the prices of the securities in a Fund’s portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors, such as interest rates, securities price movements and other economic factors. Even if the expectations of the Adviser are correct, a hedge could be unsuccessful if changes in the value of a Fund’s portfolio securities does not correspond to changes in the value of its futures contracts. A Fund’s ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, a Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Other Investment Company Risk — A Fund may invest in the securities of other investment companies, which may include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the 1940 Act that apply to those types of investments. The market value of the shares of other investment companies may differ from the net asset value of a Fund. The shares of closed-end investment companies frequently trade at a discount to their net asset value. As a shareholder in an investment company, a Fund would bear their pro rata portion of that entity’s expenses, including its investment advisory and administration fees. At the same time, a Fund would continue to pay their own management fee and other expenses. As a result, a Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Portfolio Turnover Risk — A Fund may engage in short-term trading strategies and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of a Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the annual rate of portfolio turnover of the Fund. A high portfolio turnover rate will result in greater brokerage and transaction costs. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

Preferred Stock Risk — Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment or Call Risk — Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if a Fund holds a fixed income security subject to prepayment or call risk, it may not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, a Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if a Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.

Qualified Dividend Tax Risk (Dividend Fund) — No assurance can be given as to what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which a Fund invest should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, a Fund must meet holding period and other requirements with respect to the dividend paying securities in their portfolios, and the shareholder must meet holding period and other requirements with respect to the common shares of a Fund.

Real Estate Investment Trust (“REIT”) Risk — Investments in REITs will subject a Fund to various risks. The first, real estate industry risk, is the risk that REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income producing investments. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the long-term capital gains character of such gains earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund’s yield on that investment. REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in real property and earn rental income from leasing those properties. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and receive interest payments from the owners of the mortgaged properties. They are paid interest by the owners of the financed properties. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Hybrid REITs invest both in real property and in mortgages. Equity and mortgage REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Dividends paid by REITs will not generally qualify for the reduced U.S. federal income tax rates applicable to qualified dividends under the Code. The Fund’s investments in REITs may include an additional risk to shareholders in that some or all of a REIT’s annual distributions to its investors may constitute a non-taxable return of capital. Any such return of capital will generally reduce the Fund’s basis in the REIT investment, but not below zero. To the extent the distributions from a particular REIT exceed the Fund’s basis in such REIT, the Fund will generally recognize gain. In part because REIT distributions often include a nontaxable return of capital, Fund distributions to shareholders may also include a nontaxable return of capital. Shareholders that receive such a distribution will also reduce their tax basis in their share of the Fund, but not below zero. To the extent the distribution exceeds a shareholder’s basis in a Fund’s shares, such shareholder will generally recognize capital gain.

Real Estate Securities Risks —The value of the shares of a Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

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Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

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Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

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Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

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REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company. See “REIT Risk” above.

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Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Repurchase Agreements Risk — A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. Government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or dealer) to repurchase the security at an agreed upon price and specified future date. The repurchase price reflects an agreed upon interest rate for the time period of the agreement. A Fund’s risk is the inability of the seller to pay the agreed upon price on the delivery date. However, this risk is tempered by the ability of a Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase the Fund’s expenses. The Adviser monitors the creditworthiness of the firms with which a Fund enters into repurchase agreements.

Reverse Repurchase Agreements Risk — Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of securities. These events could also trigger adverse tax consequences to the Fund.

Rule 144A Securities Risk — A Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to a Fund’s limitation on the amount of illiquid securities it may purchase.

Securities Lending Risk — Lending securities involves the risk of possible delay in receiving additional collateral, delay in recovery of securities when the loan is called or possible loss of collateral should the borrower fail financially. A Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Short Sales Risk —A short sale is the sale by a Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, a Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions. With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. A Fund would also incur increased transaction costs associated with selling securities short. In addition, if a Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with a Fund’s broker (not including the proceeds from the short sales). The Fund may be required to add to the segregated account as the market price of a shorted security increases. As a result of maintaining and adding to its segregated account, a Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.

Small and Medium Capitalization Company Risk — Many issuers in which a Fund may invest are small or medium capitalization companies which may be newly formed or have limited product lines, distribution channels and financial and managerial resources. The risks associated with these investments are generally greater than those associated with investments in the securities of larger, more well-established companies. This may cause a Fund’s share price to be more volatile when compared to investment companies that focus only on large capitalization companies. Securities of small or medium capitalization companies are more likely to experience sharper swings in market values, less liquid markets, in which it may be more difficult for the Adviser to sell at times and at prices that the Adviser believes appropriate and generally are more volatile than those of larger companies. Compared to large companies, smaller companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, the equity securities of smaller companies are often traded over-the-counter and generally experience a lower trading volume than is typical for securities that are traded on a national securities exchange. Consequently, a Fund may be required to dispose of these securities over a longer period of time (and potentially at less favorable prices) than would be the case for securities of larger companies, offering greater potential for gains and losses and associated tax consequences.

Sovereign Debt Risk — Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

"Special Situations" Companies Risk (Dividend Fund, Financial Services Fund, Foundation Fund, Innovators Fund, and Transformations Fund) — “Special situations” include a change in management or management policies, the acquisition of a significant equity position in the company by others, a merger or reorganization, or the sale of spin-off of a division or subsidiary which, if resolved favorably, would improve the value of the company’s stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a special situation company may decline significantly. There can be no assurance that a special situation that exists at the time of its investment will be consummated under the terms and within the time period contemplated. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations.

Swaps Risk — Swap agreements are derivative instruments that can be individually negotiated and structured to address exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. A Fund also may enter into swaptions, which are options to enter into a swap agreement. Since these transactions generally do not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swap agreements and swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap agreement or swaption, in which case a Fund may not receive the net amount of payments that such Fund contractually is entitled to receive.

Tax Risk — Changes in tax laws or adverse determinations by the Internal Revenue Service may change the degree to which the income of the Fund is taxable. Additionally, maximizing after-tax income may require trade-offs that reduce pre-tax income. A Fund’s tax-efficient strategies may reduce the taxable income of the Fund’s shareholders, but will not eliminate it. There can be no assurance that taxable distributions can always be avoided or that a Fund will achieve its investment objective.

Temporary Defensive Position Risk — The value of the investments held by a Fund for cash management or defensive investing purposes may be affected by changing interest rates and by changes in credit ratings of the investments. If a Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it will be more difficult for a Fund to achieve its investment objective.

Transformation Risk (Transformations Fund) — The Adviser seeks to invest in the securities of companies that the Adviser believes are entering or on the verge of entering a corporate transformation. Such transformation may be catalyzed by any of the following events, among others, reorganization of management structure, introduction of new corporate leadership, merger, acquisition or divestiture of assets or other corporate transaction, and reorganization or rejuvenation of product lines, lines of service, geographic service area or facilities. No assurance can be made that these catalysts will result in the vigorous growth anticipated by the Adviser or such growth may be significantly delayed. This could prevent the Transformations Fund from achieving its investment objective.

Undervalued Stock Risk — A Fund may pursue strategies that may include investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.

U.S. Government Securities Risk — U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, such as securities issued by the Government National Mortgage Association (Ginnie Mae), this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. government, such as those issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Although the U.S. government has recently provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future.

Valuation Risk — Many factors may influence the price at which a Fund could sell any particular portfolio investment. The sales price may well differ — higher or lower — from a Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, a Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

Warrants Risk — If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and a Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When-Issued and Delayed Delivery Transactions Risk — A Fund may enter into transactions to purchase a security on a when-issued or delayed delivery basis in which it commits to buy a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to the Fund until settlement. At the time of settlement, the value of a security may be less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transactions; if the other party fails to do so, the Fund may be disadvantaged. A Fund does not intend to purchase securities on a when-issued or delayed delivery basis for speculative purposes, but only in furtherance of its investment objectives.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI. The Funds post their complete portfolio holdings at www.alpinefunds.com on a quarterly basis. The Funds intend to post their complete portfolio holdings 45 calendar days following the quarter-end. The Funds intend to make their top ten holdings available at www.alpinefunds.com on a monthly basis. The Funds intend to post this information 10 days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

Management of the Funds

The management of the Funds is supervised by the Board of Trustees (the “Board” or the “Trustees”) of Alpine Equity Trust and Alpine Series Trust. Alpine Woods Capital Investors, LLC, located at 2500 Westchester Avenue, Suite 215, Purchase, New York 10577-2540, serves as the investment adviser of each Fund (the “Adviser”).

Investment Adviser

The Adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately owned investment management firm that manages a family of open-end mutual funds (the “Alpine Funds”), three closed-end funds and also provides institutional investment management. The Adviser began conducting business in March 1998 and together with its affiliated entities, had approximately $5 billion in assets under management as of December 31, 2012. The Adviser is a Delaware limited liability company organized on December 3, 1997. All membership interests in the Adviser are owned by Alpine Woods, L.P. Mr. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner. He co-founded the Adviser in 1998 with his father, Stephen A. Lieber.

Under the general supervision of the Board of Trustees, the Adviser carries out the investment and reinvestment of the managed assets of the Funds, furnishes continuously an investment program with respect to the Funds, determines which securities should be purchased, sold or exchanged, and implements such determinations. The Adviser provides investment advice to the Funds and furnishes office facilities, equipment and personnel for servicing the investments of the Funds. The Adviser compensates all Trustees and officers of the Funds who are members of the Adviser’s organization and who render investment services to the Funds, and also compensates all other Adviser personnel who provide research and investment services to the Funds.

In return for these services, facilities and payments, the Funds have each agreed to pay the Adviser as compensation under the Investment Advisory Agreement a monthly fee computed at the annual rate of 1.00% of the average daily net assets of the Funds.

The Adviser has agreed contractually to waive and/or reimburse expenses of each Fund (except for CAP Fund and International Fund) so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.60% of the average net assets of the Class A shares and 1.35% of the average net assets of the Institutional Class. This arrangement cannot be terminated prior to February 28, 2014 without the Board of Trustees’ consent. The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above.

For the fiscal year ended October 31, 2012, the aggregate investment advisory fees, net of any applicable waivers, paid by each Fund to the Adviser as a percentage of the Fund’s average daily net assets is:

Advisory Fee (net of any applicable waivers)
Global Consumer Fund	(2.98)%
CAP Fund	1.00%
International Fund	1.00%
Income & Growth Fund	1.00%*
Emerging Markets Fund	(0.60)%
Infrastructure Fund	1.00%
Foundation Fund	1.00%
Dividend Fund	1.00%
Financial Services Fund	0.44%
Innovators Fund	0.69%
Transformations Fund	0.37%
Accelerating Dividend Fund	(0.92)%

*
Prior to December 31, 2012, the Adviser had agreed contractually to waive and/or reimburse expenses of the Income & Growth Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.75% of the average net assets of the Class A shares and 1.50% of the average net assets of the Institutional Class.

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with the three unregistered funds that it manages, the General Partner of the unregistered funds, which is an affiliate of the Adviser, is entitled to receive an incentive allocation to the extent that returns for any of those funds exceed a threshold return. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds. Whenever decisions are made to buy or sell securities by a Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be fair and equitable under the circumstances. The SAI provides additional information regarding such allocation policies.

A discussion regarding the basis for the Board of Trustees' approval of the Funds’ investment advisory agreement between the Adviser and the Alpine Equity Trust and Alpine Series Trust, on behalf of each of the Funds is available in the Semi-Annual Report to shareholders for the period ending April 30, 2012.

Legal Proceedings

On February 7, 2011, the Adviser and its Chief Executive Officer, Mr. Samuel A. Lieber, settled administrative proceedings brought by the SEC. The settlement relates to the Adviser’s record-keeping, compliance policies and procedures and disclosures—particularly, in relation to initial public offering investment activities—during the period February 1, 2006 through January 31, 2008, and the violations alleged in the order pertain to statutory provisions and SEC rules that are non-fraud based. In the settlement, the Adviser and Mr. Lieber agreed, without admitting or denying the findings in the administrative order, to the entry of an order requiring it to cease and desist from committing or causing any violations and any future violations of certain statutory provisions and SEC rules that relate to fund disclosures, books and records and compliance policies and procedures. The Adviser consented to a censure and to pay the SEC a civil monetary penalty of $650,000. Mr. Lieber consented to pay the SEC a civil monetary penalty of $65,000. The settlement does not impose any restriction on the Adviser’s business or on Mr. Lieber’s continued ability to serve as the CEO of the Adviser or as manager of any fund portfolios. In the order, the SEC acknowledged that, both before and during the SEC staff’s investigation, and before the settlement, the Adviser already had made a number of significant changes to, and enhancements of, its personnel, policies, and procedures concerning the matters involved in the proceedings. No other current or former Alpine-related entities or employees are subject to the SEC order.

Portfolio Managers

Portfolio Manager	Global Consumer	CAP	International	Income & Growth	Emerging Markets	Infrastructure
Samuel A. Lieber	*	**	**		*	*
Stephen A. Lieber
Joshua Duitz						*
Robert Gadsden				**
Brian Hennessey
Sarah Hunt
Bryan Keane	*
Andrew Kohl
Peter J. Kovalski
Joel Wells					*

**	Portfolio Manager

*	Co-Portfolio Manager

Portfolio Manager	Foundation	Dividend	Financial Services	Innovators	Transformations	Accelerating Dividend
Samuel A. Lieber	*			*
Stephen A. Lieber	*		*	*	*
Joshua Duitz		*
Robert Gadsden
Brian Hennessey		*
Sarah Hunt				A	*
Bryan Keane						*
Andrew Kohl			A			*
Peter J. Kovalski			*
Joel Wells

**	Portfolio Manager

*	Co-Portfolio Manager

A	Associate Portfolio Manager

The Dividend Fund is managed by an investment team that is led by co-portfolio managers, Joshua Duitz and Brian Hennessey. The investment team also includes experienced Alpine portfolio managers and research analysts, who provide analysis and recommendations regarding the sectors they cover. The team includes Samuel A. Lieber, Chief Executive Officer, Stephen A. Lieber, Chief Investment Officer, and Bruce Ebnother, Senior Investment Risk Strategist, who provides strategic oversight.

Samuel A. Lieber
(CAP Fund, International Fund, Emerging Markets Fund, Infrastructure Fund, Global Consumer Fund, Foundation Fund and Innovators Fund and is a member of the investment team for the Dividend Fund)

Mr. Samuel Lieber founded the Adviser (formerly, Alpine Management & Research, LLC) with his father, Stephen A. Lieber, and is its Chief Executive Officer. He currently serves as portfolio manager of the International Fund and CAP Fund and as co-portfolio manager of the Global Consumer Fund, Emerging Markets Fund, Infrastructure Fund, Foundation Fund, Innovators Fund and Alpine Global Premier Properties Fund. He is also a member of the investment team for the Dividend Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund. Mr. Lieber is the Chairman of the Board of Trustees and President of the Trusts. Mr. Lieber received his Bachelor’s degree (with high honors) from Wesleyan University and attended the New York University Graduate School of Business and New York University’s Real Estate Institute.

Stephen A. Lieber
(Foundation Fund, Financial Services Fund, Innovators Fund and Transformations Fund and is a member of the investment team for the Dividend Fund)

Mr. Stephen A. Lieber is the Vice President of the Trusts and the Chief Investment Officer of the Adviser. He currently serves as co-portfolio manager of the Foundation Fund, Financial Services Fund, Innovators Fund and Transformations Fund. He is also a member of the investment team for the Dividend Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund.

Joshua Duitz
(Infrastructure Fund and Dividend Fund)

Mr. Joshua Duitz joined the Adviser in February 2007, after eight years at Bear Stearns, where Mr. Duitz was a Managing Director Principal who specialized in trading international equities. He currently serves as co-portfolio manager of the Infrastructure Fund, Dividend Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund. Mr. Duitz is a Certified Public Accountant, who spent four years with Arthur Andersen, LLP in the Financial Markets Audit Division. Mr. Duitz earned his bachelor’s degree in Business Administration from Emory University and received his M.B.A. from the Wharton School of Business where he graduated with honors.

Bruce Ebnother
(Member of the investment team for the Dividend Fund)

Mr. Bruce Ebnother joined the Adviser in 2011 as its Senior Investment Risk Strategist as well as a portfolio manager focusing on Real Estate Investments. He is co-portfolio manager of the Alpine Global Premier Properties Fund and is also a member of the investment team for the Dividend Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund. Prior to joining the Adviser, he spent 15 years at UBS Global Asset Management as a Senior Portfolio Manager and Chief Investment Officer for Global Real Estate Securities.

Robert W. Gadsden
(Income & Growth Fund)

Mr. Robert W. Gadsden is the portfolio manager of the Income & Growth Fund and serves as Senior Real Estate Analyst for the Adviser. Prior to joining the Adviser in 1999, Mr. Gadsden was a Vice President of the Prudential Realty Group. He earned his bachelor’s degree magna cum laude from Wesleyan University, an M.B.A. degree from the Wharton School of business and pursued graduate level architecture studies at the University of Pennsylvania.

Brian Hennessey
(Dividend Fund)

Mr. Brian Hennessey joined the Adviser in December 2008, bringing nine years of investment experience. He is a co-portfolio manager of the Dividend Fund, Alpine Global Dynamic Dividend Fund and Alpine Total Dynamic Dividend Fund. Mr. Hennessey has previously worked at Tribeca Global Investments (a former unit of Citigroup) and Litespeed Partners, Partners Re Asset Management and Putnam Investments. Mr. Hennessey earned a bachelor’s degree at Williams College, an M.B.A. from MIT Sloan School of Management, and is a Chartered Financial Analyst.

Sarah Hunt
(Innovators Fund and Transformations Fund)

Ms. Sarah Hunt joined the Adviser in 2007 after ten years at Capital Management Associates, Inc., where she was a Senior Vice President of Equity Research. She is currently a co-portfolio manager of the Transformations Fund and an associate portfolio manager of the Innovators Fund.

Bryan Keane
(Global Consumer Fund and Accelerating Dividend Fund)

Mr. Bryan Keane, CFA, joined the Adviser as a senior analyst in April 2007. Mr. Keane currently serves as co-portfolio manager of the Global Consumer Fund and Accelerating Dividend Fund. He is also responsible for analyzing existing and potential global holdings in the consumer, technology and telecommunications sectors for various Alpine funds. Previously, Mr. Keane held similar positions at The US Trust Company and Wafra Investment Advisory Group. Mr. Keane received his bachelor’s degree from Wesleyan University and his Master’s degree from the New York University Stern School of Business. Mr. Keane has also earned the Certified Financial Analyst designation and is a member of both the New York Society of Security Analysts and the CFA Institute.

Andrew Kohl
(Accelerating Dividend Fund and Financial Services Fund)

Mr. Andrew Kohl joined the Adviser in September 2005 after working for two years at Wachovia Securities as an Equity Research Associate Analyst covering infrastructure software and data storage companies. Prior to that position he spent three years at Putnam Investments as a Senior Investment Associate on the Global Asset Allocation team. Mr. Kohl earned a bachelor’s degree at Williams College, an M.B.A. from the MIT Sloan School of Management, and is a Chartered Financial Analyst. He currently serves as a co-portfolio manager of the Accelerating Dividend Fund and as an associate portfolio manager of the Financial Services Fund.

Peter J. Kovalski
(Financial Services Fund)

Mr. Peter J. Kovalski is the portfolio manager for Alpine Woods Growth Values Financial Equities, L.P. He is currently the co-portfolio manager of the Financial Services Fund.

Joel Wells
(Emerging Markets Fund)

Mr. Joel Wells is the co-portfolio manager of the Emerging Markets Fund and Alpine Global Premier Properties Fund. Mr. Wells joined the Adviser in November 2006, after serving as an Equity Research Associate Analyst on the Real Estate, REITs, and Lodging team at Wachovia Capital Markets. Prior to that position, Mr. Wells spent three years as a European Competition Analyst for WilmerHale in Brussels, Belgium. Mr. Wells earned his bachelor’s degree from Boston College, an MA from St. John’s College, and an International M.B.A. from the University of Chicago School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

How the Funds Value Their Shares

The price of each Fund’s shares is based on the Fund’s net asset value (“NAV”). You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, adjusted for any applicable sales charge. Because of the differences in distribution fees and class-specific expenses, the per share NAV of each class will differ. The net asset value of shares of each Fund is calculated by dividing the value of the Fund’s net assets by the number of the Fund’s outstanding shares. The net asset value takes into account the fees and expenses of the Fund, including management, administration and other fees, which are accrued daily. The price at which a purchase or redemption is effected is based on the net asset value next computed after a Fund or its agents receive your request in good order. All requests received in good order before 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange (the “NYSE”), whichever occurs earlier (the “cut off time”), will be executed at the net asset value computed on that same day. Requests received after the cut off time (except for requests made on behalf of certain eligible retirement accounts and other omnibus accounts (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, Money Purchase Pensions Plans, accounts held under trust agreements at a trust institution, accounts held at a brokerage, or “Fund Supermarkets”)) will receive the next business day’s net asset value.

In computing net asset value, portfolio securities held by the Funds are valued at their current market values determined on the basis of market quotations. If market quotations are not readily available or securities are not valued by a third party pricing service, securities are valued at fair value in accordance with fair value procedure adopted by the Board. The Funds will use an independent party pricing service or, if unavailable, fair value pricing where: (i) a security is illiquid (restricted securities and repurchase agreements maturing in more than seven days); (ii) the market or exchange for a security is closed on an ordinary trading day and no other market prices are available; (iii) the security is so thinly traded that there have been no transactions in the security over an extended period; or (iv) the validity of a market quotation received is questionable. In addition, fair value pricing will be used if emergency or unusual situations have occurred, such as when trading of a security on an exchange is suspended; or when an event occurs after the close of the exchange on which the security is principally traded that is likely to have changed the value of the security before the NAV is calculated (applicable to foreign securities).

Fair Value Pricing

The trading hours for most foreign securities end prior to the close of the NYSE, the time each Fund’s net asset value is calculated. The occurrence of certain events after the close of foreign markets, but prior to the close of the U.S. market (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Funds may value foreign securities at fair value, taking into account such events, when they calculate their net asset values. Fair value determinations are made in good faith in accordance with procedures adopted by the Board of Trustees.

The Board of Trustees has also developed procedures which utilize fair value procedures when any assets for which reliable market quotations are not readily available or for which the Funds’ pricing service does not provide a valuation or provides a valuation that in the judgment of the Adviser does not represent fair value. The Funds may also fair value a security if the Funds or the Adviser believes that the market price is stale. Other types of securities that the Funds may hold for which fair value pricing might be required include illiquid securities including restricted securities and private placements for which there is no public market. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.

How to Buy Shares

Anti-Money Laundering

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent (the “Transfer Agent”) will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-785-5578 if you need additional assistance when completing your application.

If the Transfer Agent does not have a reasonable belief of the identity of an investor, the account will be rejected or the investor will not be allowed to perform a transaction on the account until clarifying information/documentation is received. The Funds also reserve the right to close the account within five business days if clarifying information/documentation is not received. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

How to Buy Shares – Class A

You may purchase shares of the Fund through your financial intermediary on any day the NYSE is open. The minimum initial investment in the Fund's Class A shares is $2,500. The minimum may be waived in certain situations. There is no minimum investment requirement for subsequent investments. The offering price of each share will be the next determined net asset value plus the applicable sales charge. The applicable sales charge may be waived in certain situations. A detailed description of the situations in which the sales charge may be waived is set forth in the section titled, “Sales Charge.” You must have an arrangement with your financial intermediary to buy additional shares.

Certain intermediaries, including broker-dealers have been designated as agents authorized to accept purchase, redemption and exchange orders for Fund shares. Orders placed through an intermediary will be deemed to have been received and accepted by the Fund when the intermediary accepts the order. These intermediaries are required by contract and applicable law to ensure that orders are executed at the appropriate price after the intermediary receives the request in good form. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

How to Buy Shares – Institutional Class

You may purchase shares of the Funds on any day the NYSE is open. The minimum initial investment for the Institutional Class in each Fund is $1,000,000. The minimum may be waived in certain situations as described below. There is no minimum investment requirement for subsequent investments if mailed by check. Telephone and Internet subsequent purchases are subject to a minimum of $100. Shares will be issued at the net asset value per share next computed after the receipt of your purchase request in good order by the Transfer Agent or your financial intermediary, together with payment in the amount of the purchase. No sales charge is imposed on purchases or on the reinvestment of dividends. Stock certificates will not be issued. Instead, your ownership of shares will be reflected in your account records with the Funds. All requests received in good order before 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day’s NAV.

Minimum initial purchase amounts for the Institutional Class are waived for the following:

•	Any shareholder as of the close of business January 3, 2012

•	Employees of the Adviser or its affiliates and their immediate family

•	Current and former Trustees of funds advised by the Adviser

•	The Adviser or its affiliates

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Any corporation, partnership, association, joint-stock company, trust, fund or any organized group of persons whether incorporated or not that has a formal or informal consulting or advisory relationship with the Adviser or a third party through which the investment is made

These waivers may be discontinued at any time without notice.

Purchases by Mail – Institutional Class Only

To make an initial purchase by mail:

•	Complete the application.

•	Mail the application, together with a check made payable to the Alpine Funds to:

By Mail:	By Overnight Delivery or Express Mail:
Alpine Funds c/o Boston Financial Data Services, Inc. PO Box 8061 Boston, MA 02266-8061	Alpine Funds c/o Boston Financial Data Services, Inc. 30 Dan Road Canton, MA 02021-2089

•
Payment should be made by check in U.S. dollars drawn on a U.S. bank, savings and loan association, or credit union. The Funds do not accept payment in cash or money orders. The Funds also do not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.

•
Subsequent investments may be made in the same manner, but you need not include an application. When making a subsequent investment, use the return remittance portion of your statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.

Purchases by Internet – Institutional Class Only

To open an account via the Internet with no forms to print or mail, go to www.alpinefunds.com.

Payment for shares purchased through the Funds’ website may be made only through an Automatic Clearing House (“ACH”) debit of your bank account of record. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record. Only bank accounts held at U.S. financial institutions that are ACH members can be used for transactions through the Funds’ website. Transactions initiated through the website are subject to the same purchase and redemption minimums and maximums as other transaction methods. Minimum subsequent purchases through the website must be in amounts of $100 or more.

You should be aware that there may be delays, malfunctions or other inconveniences associated with the Internet. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider performing transactions by another method.

The Funds employ procedures to confirm that transactions entered through the Internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. In order to conduct transactions on the website, you will need your account number, Social Security number, username and password. The Funds and their service providers will not be liable for any loss, liability, cost or expense for following instructions communicated through the Funds’ website, including fraudulent or unauthorized instructions.

Purchases by Wire – Institutional Class Only

If you are making your first investment in the Funds, before you wire funds:

•	The Transfer Agent must have a completed application. You can mail or overnight deliver your application to the Transfer Agent at the address above.

•	Upon receipt of your completed application, the Transfer Agent will establish an account for you.

•
The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund you are purchasing, your name and account number so that monies can be correctly applied. Your bank should transmit funds by wire to:

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
ABA No. 011000028

Credit:
Boston Financial Data Services, Inc.
Account No. 9905-837-2

Further Credit:
(name of Alpine Fund to be purchased)
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern Time, or the closing of the NYSE, whichever is earlier, to be eligible for same day pricing. The Fund and State Street Bank and Trust Company are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By Wire – Institutional Class Only

•	Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Purchases by Telephone –  Institutional Class

To make additional investments by telephone, you must check the appropriate box on your application authorizing telephone purchases. If elected on your account application and your account has been open for at least 15 days, you may purchase shares in amounts of $100 or more by calling 1-888-785-5578. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. Your shares will be purchased at the net asset value calculated on the day of your purchase order. For security reasons, requests by telephone will be recorded.

Additional Information

If your purchase transaction is canceled due to nonpayment or because your check does not clear, you will be responsible for any loss a Fund or the Adviser incurs and you will be subject to a returned check fee of $25. If you are an existing shareholder of any of the Alpine Funds, a Fund may redeem shares from your account in any of the Alpine Funds to reimburse the Fund or the Adviser for the loss. In addition, you may be prohibited or restricted from making further purchases of shares.

Shares may also be purchased through certain brokers or other financial intermediaries, which may impose transaction fees and other charges. These fees and charges are not imposed by the Funds.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.

Shares of the Funds have not been registered for sale outside of the United States. The Alpine Funds generally do not sell shares to investors residing outside the United States, even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Under certain circumstances, if no activity occurs within a time period specified by state law, your shares in a Fund may be transferred to that state.

Exchange Privilege

You may exchange some or all of your shares of a Fund for shares of the same class of one of the other Alpine Funds. You may do this through your financial intermediary, or by telephone, mail or via the Internet as described below. An exchange involves the redemption of shares of one Fund and the purchase of shares of another Alpine Fund. Once an exchange request has been placed by telephone, mail, or Internet, it is irrevocable and may not be modified or canceled. Exchanges are made on the basis of the relative net asset values of the shares being exchanged next determined after an exchange request is received. An exchange which represents an initial investment in a fund is subject to the minimum investment requirements of that fund. In addition, brokers and other financial intermediaries may charge a fee for processing exchange requests. Exchanges are not subject to redemption fees, except in the case when you are exchanging from a fund with a redemption fee to a fund that does not currently charge a redemption fee. If you exchange from a fund without a redemption fee into a fund with a redemption fee, the fee liability begins on the trade date of the exchange and not the original share purchase date.

The Alpine Funds each have different investment objectives and policies. You should review the objective and policies of the fund whose shares will be acquired in an exchange before placing an exchange request. An exchange is a taxable transaction for Federal income tax purposes. You are limited to five exchanges per calendar year. The limit of five exchanges per calendar year does not apply to systematic exchanges or other instances of dollar cost averaging. The Funds reserve the right to waive the exchange limit, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds. The exchange privilege may be modified or discontinued at any time by the Alpine Funds upon sixty days’ notice.

Voluntary Conversion. Shareholders may be able to convert Class A shares to Institutional Class shares of a Fund, which have a lower expense ratio, provided certain conditions are met. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Such a conversion in these particular circumstances does not cause the shareholder to realize taxable gain or loss. Please contact your tax adviser for additional information. Not all share classes are available through all financial intermediaries.

Exchanges by Telephone – Institutional Class

To exchange shares by telephone:

•	Call 1-888-785-5578 or your broker or financial intermediary.

•	Shares exchanged by telephone must have a value of $1,000 or more.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

•
During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To exchange shares by telephone, you must indicate this on your application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time.

Exchanges by Mail – Institutional Class

To exchange shares by mail:

•	Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

•	For further information, call 1-888-785-5578 or your broker or financial intermediary.

Exchanges by Internet – Institutional Class

To exchange shares via the Internet:

•	During periods of unusual economic or market conditions, you may experience difficulty in effecting an internet exchange.

•	Exchange requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value determined on the next business day.

•	For further information, call 1-888-785-5578 or visit the Funds’ website at www.alpinefunds.com.

How to Redeem Shares

Class A

You may redeem shares of the Fund through your financial intermediary on any day the NYSE is open. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests. The minimum account size for all Funds is currently $1,000.

Institutional Class

You may redeem shares of each Fund on any day the NYSE is open, either directly or through your financial intermediary. The price you will receive is the net asset value per share next computed after your redemption request is received in proper form. Redemption proceeds generally will be sent to you within seven days. However, if shares have recently been purchased by check, redemption proceeds will not be sent until your check has been collected (which may take up to twelve business days). Once a redemption request has been placed, it is irrevocable and may not be modified or canceled. Redemption requests received after market close (generally, 4:00 p.m. Eastern Time) will be processed using the net asset value per share determined on the next business day. Brokers and other financial intermediaries may charge a fee for handling redemption requests.

Redeeming Shares by Mail – Institutional Class

To redeem shares by mail:

•	Send a letter of instruction signed by all registered owners of the account to: Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266.

•	Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

•	Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

For further information, call 1-888-785-5578 or your broker or financial intermediary.

Redeeming Shares by Telephone – Institutional Class

To redeem shares by telephone:

•
Call 1-888-785-5578 between the hours of 8:00 a.m. and 6:00 p.m. (Eastern Time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

•	Specify the amount of shares you want to redeem (minimum $1,000).

•	Provide the account name, as registered with the Fund, and the account number.

•
Redemption proceeds will be mailed to you by check at the address indicated in your account registration, or wired to an account at a commercial bank that you have previously designated. Once a telephone transaction has been placed, it cannot be canceled or modified. A $15.00 charge is deducted from redemption proceeds if the proceeds are wired. This charge is subject to change without notice. Redemption proceeds may also be sent via electronic funds transfer through the ACH network, to your predetermined bank account. There is no charge for the electronic funds transfer however credit may not be available for two to three days.

•
During periods of unusual economic or market conditions, you may experience difficulty effecting a telephone redemption. In that event, you should follow the procedures for redemption by mail and send your written request by overnight courier to: Alpine Funds, c/o Boston Financial Data Services, Inc., 30 Dan Road, Canton, MA 02021.

To redeem shares by telephone, you must indicate this on your application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Alpine Funds c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266. Signatures may require a guarantee or verification by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees or authentication are acceptable to the Transfer Agent. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. Each Fund reserves the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice.

Redemption Fee

The Funds are designed for long-term investors willing to accept the risks associated with a long-term investment. The Funds are not designed for short-term traders whose frequent purchases and redemptions can generate substantial cash flow. These cash flows can unnecessarily disrupt the Funds’ investment programs. Short-term traders often redeem when the market is most turbulent, thereby forcing the sale of underlying securities held by the Funds at the worst possible time as far as long-term investors are concerned. Short-term trading drives up the Funds’ transaction costs, measured by both commissions and bid/ask spreads, which are borne by the remaining long-term investors. Additionally, redemption of short-term holdings may create missed opportunity costs for the Funds, as the Adviser is unable to take or maintain positions with certain securities employing certain strategies that require a longer period of time to achieve anticipated results.

For these reasons, the Funds assess a 1.00% fee on the redemption of each Fund’s shares held for less than 60 days. For example, a purchase with a trade date of January 5, 2013 will not be assessed a redemption fee if redeemed on or after March 7, 2013 or the following business day if this date were to fall on a weekend or holiday. Redemption fees will be paid to the Funds to help offset transaction costs. The Funds reserve the right to waive the redemption fee, subject to their sole discretion in instances they deem not to be disadvantageous to the Funds.

The Funds will use the first-in, first-out (FIFO) method to determine the 60 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Funds for 60 days, not including, the date of purchase.

The redemption fee will not apply to any shares purchased through reinvested distributions (dividends and capital gains), or to redemptions made under the Funds’ Systematic Withdrawal Plan, as these transactions are typically de minimis. This fee will also not be assessed on certain exchanges or to the participants in employer-sponsored retirement plans that are held at the Funds in an omnibus account (such as 401(k), 403(b), 457, Keogh, Profit Sharing Plans, and Money Purchase Pension Plans) or to accounts held under trust agreements at a trust institution held at the Funds in an omnibus account. The redemption fee will also not be assessed on exchanges except in instances where you are exchanging shares of a Fund with a redemption fee into a Fund which does not currently have a redemption fee. If you exchange from a Fund without a redemption fee into a Fund with a redemption fee, the fee liability begins on the trade date of the exchange not the original share purchase date. The redemption fee will also not be assessed to accounts of the Adviser or its affiliates used to capitalize the Fund as such accounts will be used specifically to control the volatility of shareholder subscriptions and redemption to avoid adverse effects to the Fund.

The Funds may also waive the redemption fee on redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the financial intermediary charges an asset-based or comprehensive “wrap” fee for its services) in instances where a Fund reasonably believes either that the financial intermediary has internal policies and procedures in place to effectively discourage inappropriate trading activity or that the redemptions were effected for reasons other than the desire to profit from short-term trading in Fund shares.

Additional Redemption Information

A redemption of shares is a taxable transaction for federal income tax purposes. The Funds may pay redemption proceeds by distributing securities held by the Fund, but only in the unlikely event that the Board of Trustees of the Funds determines that payment of the proceeds in cash would adversely affect other shareholders of the Funds. Although the Funds reserve the right to pay the redemption amount in-kind through the distribution of portfolio securities, the Funds are obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund’s total net assets during any ninety-day period for any one shareholder.

The Funds reserve the right to:

•
suspend redemptions or postpone payment for up to seven days or longer, as permitted by applicable law, under extraordinary circumstances, or as permitted by the SEC in order to protect remaining shareholders;

•
close your account in a Fund if as a result of one or more redemptions the account value has remained below $1,000 for thirty days or more. You will receive sixty days’ written notice to increase the account value before the account is closed.

Signature Guarantees are required:

•	If ownership is changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	When establishing or modifying certain services on an account;

•	If a change of address request was received by the Transfer Agent within the last 15 days;

•
The Funds and/or the Transfer Agent may require a signature guarantee in other cases based on the facts and circumstances relative to the particular situation. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Transfer Agent; and

•	For all redemptions in excess of $50,000 from any shareholder account

In addition to the situations described above, the Funds and /or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Short-Term Trading Practices

The Board of Trustees (the “Board”) has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the Adviser to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

Shareholder Services

The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary or call 1-888-785-5578. Some services are described in more detail in the application.

Automatic Investment Plan

You may make regular monthly investments automatically in amounts of not less than $100 per month through the Automatic Investment Plan. This plan provides a convenient method to have monies deducted from your bank account, for investment into the Funds. In order to participate in the plan, your financial institution must be a member of the ACH network. The Funds may modify or terminate this privilege at any time. If your bank rejects your payment, the Transfer Agent will charge a $25 fee to your account. To begin participating in the Plan, please complete the Automatic Investment Plan section on the account application or call the Transfer Agent at 1-888-785-5578. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five days prior to the effective date.

Telephone Investment Plan

You may make investments into an existing account, on demand, in amounts of not less than $100 or more than $10,000 per investment, by calling 1-888-785-5578. If elected on your application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. If your order is received by 4:00 p.m. (Eastern Time), or the closing of the NYSE, whichever is earlier, shares will be purchased at the net asset value calculated on that day.

Systematic Cash Withdrawal Plan

If your account has a value of $10,000 or more, you may participate in the Systematic Cash Withdrawal Plan. Under this plan, you may elect to receive regular monthly or quarterly checks to your address of record, or credit directly to your predetermined bank account, in a stated amount of not less than $75. Shares will be redeemed as necessary to make those payments. To participate in the Systematic Cash Withdrawal Plan, you should elect to have dividends and capital gain distributions on your Fund shares reinvested.

Investments through Employee Benefit and Savings Plans.

Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds available to their participants. The Adviser or the Funds may provide compensation to organizations providing administrative and record keeping services to those plans

Tax Sheltered Retirement Plans

Eligible investors may open a pension or profit-sharing account in a Fund under the following prototype retirement plans: (1) IRAs and Rollover IRAs and (2) Simplified Employee Pensions (“SEPs”) for sole proprietors, partnerships and corporations.

Householding

The Funds will automatically send updated prospectuses, Annual and Semi-Annual Reports to Fund Shareholders. In order to reduce the volume of mail, when possible, only one copy of each document will be sent to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-785-5578 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Internet Account Access and Trading

This option allows you to access your account information online as well as execute transactions on your account. To choose this option, complete the appropriate section of your application. For Internet transactions, only bank accounts held at U.S. institutions which are ACH members may be used. Your shares will be purchased or redeemed at the next net asset value determined after receipt of your order.

Log on to the Funds’ website at www.alpinefunds.com to access your account and to create your PIN.

Distribution of Fund Shares

Distributor

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as distributor and principal underwriter to the Funds. Quasar Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Funds are offered on a continuous basis.

Distribution and Shareholder Servicing Plan – Class A

The Trusts, on behalf of Class A shares of the Funds, has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 of the 1940 Act, to provide certain distribution and shareholder-servicing activities for the Funds and its shareholders. A Fund’s Class A shares may pay up to 0.25% per year of its average daily net assets for such distribution and shareholder-servicing activities. Rule 12b-1 fees finance distribution activities that promote the sale of the Fund’s shares. Distribution activities include, but are not necessarily limited to, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. Shareholder services may include among other things, assisting investors in processing their purchase, exchange, or redemption request, or processing dividend and distribution payments. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Sales Charge – Class A

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

Amount Invested	% of Offering Price	% of Net Amount Invested	Dealer Concession
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and over	None*	None*	1.00%*

*
A contingent deferred sales charge of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Sales Charge Reduction or Waiver – Class A

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, see the SAI or contact your financial intermediary.

Additionally, the sales charge for Class A may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor

•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor

•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor

•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for the agent or broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock bonus, pension or profit sharing plans

•	Investment advisory clients of the Adviser or its affiliates

•	Registered Investment Advisers and clients of certain advisory programs

•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs

•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers.

•	Shares acquired when dividends or capital gains are reinvested in the Funds

•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise

•	Redemptions by shareholders of the Funds investing through self-directed brokerage service platforms

These waivers may be discontinued at any time without notice.

Contingent Deferred Sales Charges (“CDSC”) – Class A

There is no initial sales charge on Class A purchases of $1 million or more, but a CDSC may apply. You will pay a CDSC of 1.00% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

That CDSC will be calculated on the lesser of the net asset value of the redeemed shares or the aggregate net asset value of the redeemed shares at the time of redemption.

You do not pay a CDSC on shares reinvested from dividends or capital gain distributions paid by a Fund. The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A or Institutional Class shares of the Fund, based on the current offer price, with other qualifying shares that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares or Institutional Class shares, including any applicable sales charge, for purposes of determining whether or which level of sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares or Institutional Class shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $25,000 or more over a 13-month period, you may take advantage of breakpoints in sales charges for aggregate purchases of Class A shares by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the higher sales load if the breakpoint amount is not purchased within 13 months. If you do not purchase the breakpoint amount of Class A shares within the 13-month period, the Fund will redeem the applicable sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time.

You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the breakpoint investment amount, moreover, will result in the cancellation of the letter.

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge. If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund’s Transfer Agent for this purpose.

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Additional Information

Revenue Sharing

The Adviser may at its own expense make payments to some, but not all brokers, dealers or financial intermediaries for shareholder services, as an incentive to sell shares of a Fund and/or to promote retention of their customers’ assets in a Fund. These payments sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Funds’ shares or the amount the Funds receive as proceeds from such sales.

The payments are made by the Adviser out of its profits and other available sources, including profits from their relationships with the fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The aggregate amount of these payments by the Adviser may be substantial.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Funds or their shareholders including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to representatives of the broker, dealer or other financial intermediaries. Revenue sharing payments also may be made to brokers, dealers and other financial intermediaries for inclusion of the Funds on a sales list, including a preferred or select sales list.

Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Contact your financial intermediary for details about revenue sharing payments it receives or may receive.

Networking and Sub-Transfer Agency Fees

The Funds may also enter into agreements with financial intermediaries pursuant to which the Funds will pay financial intermediaries for services such as networking, sub-transfer agency, administrative, recordkeeping and shareholder services. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of a Fund’s shareholders serviced by such financial intermediaries, or (2) the number of a Fund’s shareholders serviced by such financial intermediaries. Any payments made pursuant to such an agreement are in addition to, rather than in lieu of, distribution or shareholder services fees the financial intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, the Adviser may pay a portion of the fees for these services at its own expense and out of its own profits.

Dividends, Distributions and Taxes

The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder of a Fund who acquires, holds and/or disposes of shares of the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury Regulations, rulings published by the Internal Revenue Service (the “IRS”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in a Fund and the discussion set forth herein does not constitute tax advice. For more detailed information regarding tax considerations, see the Funds’ SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in a Fund may be subject to state, local and foreign taxes.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value. All future distributions will be automatically reinvested in the shares of the Fund. No interest will accrue on amounts represented by uncashed distribution checks.

Dividend Policy

It is the policy of each Fund to distribute to shareholders its investment company taxable income, if any, annually and any net realized capital gains annually or more frequently as required for qualification as a regulated investment company by the Code. Dividends and distributions generally are taxable in the year paid, except any dividends paid in January that were declared in the previous calendar quarter, with a record date in such quarter, will be treated as paid in December of the previous year. You may elect to have dividends and/or capital gains paid in cash.

Taxation of the Funds

Each Fund intends to qualify to be treated as a regulated investment company under the Code. While so qualified, a Fund will not be required to pay any federal income tax on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting these distribution requirements.

Taxation of Shareholders

The following information is meant as a general summary for U.S. citizens and residents. Most shareholders normally will have to pay federal income tax and any state or local taxes on the dividends and distributions they receive from the Fund whether dividends and distributions are paid in cash or reinvested in additional shares.

The Funds’ net investment income and short-term capital gains are distributed as dividends and will be taxable as ordinary income. Qualified dividend income and other capital gain distributions are taxable at long-term capital gain rates (15% for individuals with income below $400,000 ($450,000 if married filing jointly), 20% for individuals with income at one of those amounts that is long-term capital gain, and 0% at certain income levels; the above income thresholds are adjusted annually for inflation), regardless of how long you have held your shares in the Funds. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between your tax basis in your shares, including any sales charges, and the amount you receive when you sell your shares.

Following the end of each calendar year, every shareholder will be sent applicable tax information and information regarding the dividends paid and capital gain distributions made during the calendar year. A Fund may be subject to foreign withholding taxes, which would reduce its investment return. Tax treaties between certain countries and the United States may reduce or eliminate these taxes. Shareholders who are subject to United States federal income tax may be entitled, subject to certain rules and limitations, to claim a federal income tax credit or deduction for foreign income taxes paid by a Fund. A Fund’s transactions in options, futures and forward contracts are subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.

Beginning in 2013, taxable distributions and redemptions will be subject to a 3.8% federal Medicare contribution tax on “net investment income” for individuals with income exceeding $200,000 ($250,000 if married and filing jointly). “Net investment income” includes, among other things, interest, dividends and gross income and net gains derived from passive activities and trading securities.

Further, beginning in 2014, a 30% withholding tax will be imposed on dividends and, beginning in 2017, on redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A Fund will report to the Internal Revenue Service the amount of sale proceeds that a shareholder receives from selling Fund shares. If a shareholder acquires shares on or after January 1, 2012 (or in some cases on or after January 1, 2011) and subsequently sells them, a Fund must also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the sale (i.e., short-term or long-term). Generally speaking, a shareholder’s basis is the purchase price of the shares, adjusted by certain fees, distributions and other transactions. If a shareholder has a different basis for different shares of a Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account when the shares were at different prices), that Fund will generally report the basis of the shares held the longest by the shareholder in that account unless the shareholder specifically identifies which shares were sold. A Fund may also use the “average basis” method, in which it reports the basis as an average of the shareholder’s total basis of Fund shares in any given account. A shareholder may elect to use this method as well, even if a Fund chooses a different default method. A shareholder who wishes to make such an election or who wishes to specifically identify shares that will be sold must do so in writing.

The foregoing briefly summarizes some of the important federal income tax consequences to shareholders of investing in a Fund’s shares, reflects the federal tax law as of the date of this prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate, tax-exempt and foreign investors. Investors should consult their tax advisers regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes

Financial Highlights

The financial highlights tables are intended to help you understand the Funds’ financial performance for the Institutional Class (formerly known as the Investor Class) and Class A shares for the periods shown. Certain information reflects financial results for a single Fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information has been audited by the Funds’ independent registered public accounting firm, Deloitte & Touche LLP, whose reports, along with the Funds’ financial statements, is included in the Funds’ Annual Report, which is available free of charge, on the Funds’ website.

Alpine Global Consumer Growth Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$8.95
Income from investment operations:
Net investment income	0.02
Net realized and unrealized gain on investments	1.74
Total from investment operations	1.76
Redemption fees	—
Less distributions:
From net investment income	—
Total distributions	—
Net asset value per share, end of period	$10.71
Total return	19.66	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$120
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	5.98	%(c)
After waivers and/or expense reimbursements	1.60	%(c)
Ratio of net investment income to average net assets	0.20	%(c)
Portfolio turnover rate(d)	13%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Global Consumer Growth Fund – Institutional Class

(For a share outstanding throughout each period)	Year Ended October 31, 2012	Period Ended October 31, 2011 (a)
Per Share Data:
Net asset value per share, beginning of period	$9.59	$10.00
Income from investment operations:
Net investment income	0.04	0.04
Net realized and unrealized gains (losses) on investments	1.15	(0.45)
Total from investment operations	1.19	(0.41)
Redemption fees	—	—
Less distributions:
From net investment income	(0.04)	—
Total distributions	(0.04)	—
Net asset value per share, end of period	$10.74	$9.59
Total return	12.48%	(4.10	%)(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,211	$1,945
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	5.31%	2.96	%(c)
After waivers and/or expense reimbursements	1.35%	1.35	%(c)
Ratio of net investment income to average net assets	0.36%	0.54	%(c)
Portfolio turnover (d)	13%	7	%(b)

(a)	For the period from December 29, 2010 (inception of fund) to October 31, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Cyclical Advantage Property Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$18.13	$20.27	$16.65	$13.86	$34.97
Income from investment operations:
Net investment income	0.07	0.07	0.09	0.26 (a)	0.53 (a)
Net realized and unrealized gains (losses) on investments	5.53	(2.12)	3.77	2.65	(21.11)
Total from investment operations	5.60	(2.05)	3.86	2.91	(20.58)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.09)	(0.09)	(0.24)	(0.12)	(0.43)
From tax return of capital	—	—	—	—	(0.10)
Total distributions	(0.09)	(0.09)	(0.24)	(0.12)	(0.53)
Net asset value per share, end of year	$23.64	$18.13	$20.27	$16.65	$13.86
Total return	31.11%	(10.19%)	23.36%	21.14%	(59.54%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$59,624	$49,090	$62,044	$55,064	$47,405
Ratio of total expenses to average net assets	1.51%	1.38%	1.32%	1.45%	1.70%
Ratio of interest expense to average net assets	0.01%	0.03%	0.02%	0.11%	0.50%
Ratio of expenses to average net assets excluding interest expense	1.50%	1.35%	1.30%	1.34%	1.20%
Ratio of net investment income to average net assets	0.41%	0.36%	0.51%	2.28%	2.68%
Portfolio turnover	24%	59%	90%	135%	68%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

Alpine International Real Estate Equity Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$17.92
Income from investment operations:
Net investment income	0.08
Net realized and unrealized gain on investments	4.19
Total from investment operations	4.27
Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—
Tax return of capital	—
Total distributions	—
Net asset value per share, end of period	$22.19
Total return	23.83	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$128
Ratio of total expenses to average net assets	1.72	%(c)
Ratio of interest expense to average net assets	0.08	%(c)
Ratio of expenses to average net assets excluding interest expense	1.64	%(c)
Ratio of net investment income to average net assets	0.48	%(c)
Portfolio turnover (d)	12%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine International Real Estate Equity Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$20.53	$25.75	$22.59	$12.26	$47.58
Income from investment operations:
Net investment income (loss)	0.01	0.30	(0.08)	0.20 (a)	0.35 (a)
Net realized and unrealized gains (losses) on investments	2.23	(4.84)	4.03	10.12	(33.05)
Total from investment operations	2.24	(4.54)	3.95	10.32	(32.70)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.01	0.01
Less distributions from:
Net investment income	(0.54)	(0.68)	(0.79)	—	(0.45)
Net realized gains on investments	—	—	—	—	(2.10)
Tax return of capital	—	—	—	—	(0.08)
Total distributions	(0.54)	(0.68)	(0.79)	—	(2.63)
Net asset value per share, end of year	$22.23	$20.53	$25.75	$22.59	$12.26
Total return	11.57%	(18.17%)	18.07%	84.26%	(72.46%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$299,965	$355,433	$608,488	$730,844	$583,953
Ratio of total expenses to average net assets	1.47%	1.37%	1.28%	1.26%	1.22%
Ratio of interest expense to average net assets	0.08%	0.11%	0.08%	0.07%	0.06%
Ratio of expenses to average net assets excluding interest expense	1.39%	1.26%	1.20%	1.19%	1.16%
Ratio of net investment income to average net assets	0.51%	1.89%	0.32%	1.13%	1.29%
Portfolio turnover (c)	12%	20%	34%	51%	42%

(a)	Net investment income (loss) per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Realty Income & Growth Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$15.60
Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	1.95
Total from investment operations	2.27
Redemption fees	0.00	(b)
Less distributions:
From net investment income	(0.52)
From net realized gain on investments	—
From tax return of capital	—
Total distributions	(0.52)
Net asset value per share, end of period	$17.35
Total return	14.53	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$115
Ratio of total expenses to average net assets	1.66	%(d)
Ratio of interest expense to average net assets	0.08	%(d)
Ratio of expenses to average net assets excluding interest expense	1.58	%(d)
Ratio of net investment income to average net assets	2.18	%(d)
Portfolio turnover rate (e)	28%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Realty Income & Growth Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$15.56	$14.79	$10.89	$9.95	$25.12
Income from investment operations:
Net investment income	0.46	0.48	0.56	0.79 (a)	0.99 (a)
Net realized and unrealized gains (losses) on investments	2.07	1.01	4.06	0.94	(13.46)
Total from investment operations	2.53	1.49	4.62	1.73	(12.47)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.72)	(0.72)	(0.65)	(0.62)	(0.99)
From net realized gains on investments	—	—	(0.07)	—	(1.71)
From tax return of capital	—	—	—	(0.17)	—
Total distributions	(0.72)	(0.72)	(0.72)	(0.79)	(2.70)
Net asset value per share, end of year	$17.37	$15.56	$14.79	$10.89	$9.95
Total return	16.44%	10.23%	43.51%	20.23%	(54.62%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$106,304	$101,322	$108,941	$84,795	$95,270
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.41%	1.32%	1.34%	1.39%	1.56%
After waivers and/or expense reimbursements	1.41%	1.32%	1.34%	1.39%	1.43%
Ratio of interest expense to average net assets	0.08%	0.09%	0.10%	0.12%	0.40%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.33%	1.23%	1.24%	1.27%	1.16%
After waivers and/or expense reimbursements	1.33%	1.23%	1.24%	1.27%	1.03%
Ratio of net investment income to average net assets	2.73%	3.09%	4.24%	8.57%	5.55%
Portfolio turnover (c)	28%	59%	70%	111%	23%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Emerging Markets Real Estate Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$13.45
Income from investment operations:
Net investment income	0.13
Net realized and unrealized gains on investments	3.55
Total from investment operations	3.68
Redemption fees	—
Less distributions from:
Net investment income	—
Net realized gains on investments	—
Total distributions	—
Net asset value per share, end of period	$17.13
Total return	27.36	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$140
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	3.01	%(c)
After waivers and/or expense reimbursements	1.61	%(c)
Ratio of interest expense to average net assets	0.00	%(c)(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	3.01	%(c)
After waivers and/or expense reimbursements	1.61	%(c)
Ratio of net investment income to average net assets	1.05	%(c)
Portfolio turnover rate (e)	102%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	The amount is less than $0.005 per share or 0.005%.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Emerging Markets Real Estate Fund – Institutional Class

(For a share outstanding throughout each period)	Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2010	Period ended October 31, 2009 (a)
Per Share Data:
Net asset value per share, beginning of period	$14.68		$19.20		$17.03	$10.00
Income from investment operations:
Net investment income (loss)	0.12		0.40		0.27	(0.08	)(b)
Net realized and unrealized gains (losses) on investments	2.36		(3.47)		3.43	7.10
Total from investment operations	2.48		(3.07)		3.70	7.02
Redemption fees	0.00	(c)	0.00	(c)	0.00 (c)	0.01
Less distributions from:
Net investment income	—		(0.08)		(0.87)	—
Net realized gains on investments	—		(1.37)		(0.66)	—
Total distributions	—		(1.45)		(1.53)	—
Net asset value per share, end of period	$17.16		$14.68		$19.20	$17.03
Total return	16.89%		(17.52%)		23.53%	70.30	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,288		$4,289		$3,269	$2,047
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.95%		2.42%		2.68%	4.36	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00	%(c)	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	2.95%		2.42%		2.68%	4.36	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.35%	1.35	%(e)
Ratio of net investment income (loss) to average net assets	0.97%		0.54%		0.13%	(0.76	%)(e)
Portfolio turnover (f)	102%		58%		77%	35	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Global Infrastructure Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$13.91
Income from investment operations:
Net investment income	0.43
Net realized and unrealized gain on investments	2.04
Total from investment operations	2.47
Redemption fees	0.00	(b)
Less distributions:
From net investment income	(0.46)
From net realized gains on investments	—
From tax return of capital	—
Total distributions	(0.46)
Net asset value per share, end of period	$15.92
Total return	17.94	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,721
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.67	%(d)
After waivers and/or expense reimbursements	1.60	%(d)
Ratio of net investment income to average net assets	3.67	%(d)
Portfolio turnover rate (e)	148%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Global Infrastructure Fund – Institutional Class

(For a share outstanding throughout each period)	Year Ended October 31, 2012	Year Ended October 31, 2011		Year Ended October 31, 2010		Period ended October 31, 2009 (a)
Per Share Data:
Net asset value per share, beginning of period	$14.32	$15.98		$13.38		$10.00
Income from investment operations:
Net investment income	0.65	0.61		0.43		0.19	(b)
Net realized and unrealized gains (losses) on investments	1.60	(0.72)		3.40		3.19
Total from investment operations	2.25	(0.11)		3.83		3.38
Redemption fees	0.00 (c)	0.00	(c)	—		0.00	(c)
Less distributions:
From net investment income	(0.64)	(0.99)		(0.20)		—
From net realized gains on investments	—	(0.55)		(1.03)		—
From tax return of capital	—	(0.01)		—		—
Total distributions	(0.64)	(1.55)		(1.23)		—
Net asset value per share, end of period	$15.93	$14.32		$15.98		$13.38
Total return	16.09%	(1.03%)		30.23%		33.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$46,998	$29,028		$2,245		$1,422
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.33%	1.59%		3.03%		4.42	%(e)
After waivers and/or expense reimbursements	1.33%	1.35%		1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00%	0.00	%(c)	0.00	%(c)	0.00	%(c)(e)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.33%	1.59%		3.03%		4.42	%(e)
After waivers and/or expense reimbursements	1.33%	1.35%		1.35%		1.35	%(e)
Ratio of net investment income to average net assets	4.30%	4.17%		3.40%		1.76	%(e)
Portfolio turnover (f)	148%	189%		402%		258	%(d)

(a)	For the period from November 3, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Foundation Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$10.61
Income from investment operations:
Net investment income	0.14
Net realized and unrealized gain on investments	0.85
Total from investment operations	0.99
Redemption fees	—
Less distributions:
From net investment income	(0.13)
From net realized gains on investments	—
From tax return of capital	—
Total distributions	(0.13)
Net asset value per share, end of period	$11.47
Total return	9.33	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$109
Ratio of total expenses to average net assets	1.47	%(c)
Ratio of net investment income to average net assets	1.49	%(c)
Portfolio turnover rate (d)	36%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Foundation Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009		2008
Per Share Data:
Net asset value per share, beginning of year	$10.61	$10.16	$8.88	$8.15		$13.55
Income from investment operations:
Net investment income	0.20	0.16	0.12	0.13	(a)	0.26 (a)
Net realized and unrealized gains (losses) on investments	0.85	0.47	1.27	0.75		(4.47)
Total from investment operations	1.05	0.63	1.39	0.88		(4.21)
Redemption fees	—	0.00 (b)	0.00 (b)	0.00	(b)	0.00 (b)
Less distributions:
From net investment income	(0.19)	(0.18)	(0.11)	(0.13)		(0.25)
From net realized gains on investments	—	—	—	—		(0.93)
From tax return of capital	—	—	—	(0.02)		(0.01)
Total distributions	(0.19)	(0.18)	(0.11)	(0.15)		(1.19)
Net asset value per share, end of year	$11.47	$10.61	$10.16	$8.88		$8.15
Total return	9.95%	6.19%	15.77%	11.03%		(33.63)%
Ratios/Supplemental Data:
Net Assets at end of year (000)	$65,397	$61,701	$62,934	$55,230		$53,097
Ratio of total expenses to average net assets	1.21%	1.16%	1.23%	1.26%		1.24%
Ratio of interest expense to average net assets	—%	—%	—%	0.00	%(b)	0.90%
Ratio of expenses to average net assets excluding interest expense	1.21%	1.16%	1.23%	1.26%		1.15%
Ratio of net investment income to average net assets	1.79%	1.46%	1.22%	1.65%		2.35%
Portfolio turnover (c)	36%	34%	16%	41%		34%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Dynamic Dividend Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$3.61
Income from investment operations:
Net investment income	0.35
Net realized and unrealized loss on investments	(0.06)
Total from investment operations	0.29
Redemption fees	0.00	(b)
Less distributions:
From net investment income	(0.41)
Total distributions	(0.41)
Net asset value per share, end of period	$3.49
Total return	8.36	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,612
Ratio of total expenses to average net assets	1.56	%(d)
Ratio of interest expense to average net assets	0.01	%(d)
Ratio of expenses to average net assets excluding interest expense	1.55	%(d)
Ratio of net investment income to average net assets	8.02	%(d)
Portfolio turnover rate (e)	258%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Dynamic Dividend Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$3.84	$4.48	$4.78	$5.72	$13.32
Income from investment operations:
Net investment income	0.50	0.49	0.56	1.37 (a)	1.33 (a)
Net realized and unrealized gains (losses) on investments	(0.35)	(0.59)	0.00 (b)	(1.14)	(7.29)
Total from investment operations	0.15	(0.10)	0.56	0.23	(5.96)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Less distributions:
From net investment income	(0.50)	(0.54)	(0.86)	(1.17)	(1.58)
From tax return of capital	—	—	—	—	(0.06)
Total distributions	(0.50)	(0.54)	(0.86)	(1.17)	(1.64)
Net asset value per share, end of year	$3.49	$3.84	$4.48	$4.78	$5.72
Total return	4.46%	(3.48%)	12.72%	6.64%	(49.05%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$353,501	$460,466	$628,844	$572,151	$598,759
Ratio of total expenses to average net assets	1.28%	1.21%	1.21%	1.20%	1.18%
Ratio of interest expense to average net assets	0.01%	0.03%	0.04%	0.02%	0.02%
Ratio of expenses to average net assets excluding interest expense	1.27%	1.18%	1.18%	1.18%	1.16%
Ratio of net investment income to average net assets	13.17%	10.39%	12.85%	26.04%	15.32%
Portfolio turnover (c)	258%	358%	506%	656%	323%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Financial Services Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$6.90
Income from investment operations:
Net investment loss	(0.01)
Net realized and unrealized gain on investments	1.86
Total from investment operations	1.85
Redemption fees	0.00	(b)
Less distributions:
From net investment income	—
From net realized gains on investments	—
From tax return of capital	—
Total distributions	—
Net asset value per share, end of period	$8.75
Total return	26.81	%(c)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$1,375
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.05	%(d)
After waivers and/or expense reimbursements	1.53	%(d)
Ratio of interest expense to average net assets	0.00	%(b)(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	2.05	%(d)
After waivers and/or expense reimbursements	1.53	%(d)
Ratio of net investment income to average net assets	(0.50	%)(d)
Portfolio turnover (e)	120%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share or 0.005%.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Financial Services Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$7.15	$7.69	$6.86	$6.24	$13.89
Income from investment operations:
Net investment income (loss)	0.00 (b)	0.02	(0.01)	0.03 (a)	0.07 (a)
Net realized and unrealized gains (losses) on investments	1.64	(0.54)	0.84	1.10	(4.40)
Total from investment operations	1.64	(0.52)	0.83	1.13	(4.33)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Less distributions:
From net investment income	—	(0.01)	—	(0.10)	—
From net realized gains on investments	—	—	—	(0.41)	(3.33)
From tax return of capital	(0.02)	(0.01)	—	0.00 (b)	—
Total distributions	(0.02)	(0.02)	—	(0.51)	(3.33)
Net asset value per share, end of year	$8.77	$7.15	$7.69	$6.86	$6.24
Total return	22.95%	(6.77%)	12.26%	21.83%	(41.16%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$8,874	$6,251	$7,718	$7,895	$6,677
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.94%	1.85%	1.85%	2.06%	1.94%
After waivers and/or expense reimbursements	1.38%	1.44%	1.43%	1.44%	1.35%
Ratio of interest expense to average net assets	0.03%	0.09%	0.08%	0.09%	0.37%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.91%	1.75%	1.77%	1.97%	1.57%
After waivers and/or expense reimbursements	1.35%	1.35%	1.35%	1.35%	0.98%
Ratio of net investment income to average net assets	(0.16%)	0.30%	(0.09%)	0.39%	1.32%
Portfolio turnover (c)	120%	73%	133%	437%	455%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Innovators Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$10.17
Income from investment operations:
Net investment income loss	(0.14)
Net realized and unrealized gain on investments	1.27
Total from investment operations	1.13
Redemption fees	—
Less distributions:
From net investment income	—
From net realized gains on investments	—
Total distributions	—
Net asset value per share, end of period	$11.30
Total return	11.11	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$111
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.92	%(c)
After waivers and/or expense reimbursements	1.60	%(c)
Ratio of net investment income to average net assets	(1.34	%)(c)
Portfolio turnover rate (d)	29%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Innovators Fund – Institutional Class

	Year Ended October 31,
(For a share outstanding throughout each year)	2012	2011	2010	2009	2008
Per Share Data:
Net asset value per share, beginning of year	$10.48	$10.14	$8.13	$6.83	$14.08
Income from investment operations:
Net investment income (loss)	(0.13)	(0.11)	(0.10)	— (a)	(0.01	)(a)
Net realized and unrealized gains (losses) on investments	0.98	0.45	2.11	1.30	(6.84)
Total from investment operations	0.85	0.34	2.01	1.30	(6.85)
Redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.03
Less distributions:
From net investment income	—	—	—	—	(0.02)
From net realized gains on investments	—	—	—	—	(0.41)
Total distributions	—	—	—	—	(0.43)
Net asset value per share, end of year	$11.33	$10.48	$10.14	$8.13	$6.83
Total return	8.11%	3.35%	24.72%	19.03%	(49.95%)
Ratios/Supplemental Data:
Net Assets at end of year (000)	$10,877	$10,383	$11,847	$11,108	$15,383
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.67%	1.59%	1.70%	1.86%	1.31%
After waivers and/or expense reimbursements	1.36%	1.41%	1.44%	1.54%	1.35%
Ratio of interest expense to average net assets	0.01%	0.06%	0.09%	0.19%	0.04%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.66%	1.53%	1.61%	1.67%	1.27%
After waivers and/or expense reimbursements	1.35%	1.35%	1.35%	1.35%	1.31%
Ratio of net investment income to average net assets	(1.07%)	(0.97%)	(1.01%)	(0.92%)	(0.18%)
Portfolio turnover (c)	29%	18%	22%	20%	76%

(a)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(b)	The amount is less than $0.005 per share.

(c)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Transformations Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$11.22
Income from investment operations:
Net investment loss	(0.09)
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.48
Redemption fees	0.00	(b)
Less distributions:
From net investment income	—
From tax return of capital	—
Total distributions	—
Net asset value per share, end of period	$11.70
Total return	4.28	%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$104
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	2.27	%(d)
After waivers and/or expense reimbursements	1.60	%(d)
Ratio of interest expense to average net assets	0.00	%(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	2.27	%(d)
After waivers and/or expense reimbursements	1.60	%(d)
Ratio of net investment income to average net assets	(0.85	%)(d)
Portfolio turnover rate (e)	63%

(a)	Class A commenced operations on December 30, 2011.

(b)	The amount is less than $0.005 per share.

(c)	Not annualized.

(d)	Annualized.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Transformations Fund – Institutional Class

(For a share outstanding throughout each period)	Year Ended October 31, 2012		Year Ended October 31, 2011		Year Ended October 31, 2010	Year Ended October 31, 2009		Period Ended October 31 2008 (a)
Per Share Data:
Net asset value per share, beginning of period	$11.75		$10.30		$7.68	$5.79		$10.00
Income from investment operations:
Net investment income (loss)	(0.07)		(0.07)		(0.06)	0.01	(b)	0.03	(b)
Net realized and unrealized gains (losses) on investments	0.05		1.52		2.68	1.92		(4.24)
Total from investment operations	(0.02)		1.45		2.62	1.93		(4.21)
Redemption fees	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)	0.00	(c)
Less distributions:
From net investment income	—		—		—	(0.03)		—
From tax return of capital	—		—		—	(0.01)		—
Total distributions	—		—		—	(0.04)		—
Net asset value per share, end of period	$11.73		$11.75		$10.30	$7.68		$5.79
Total return	(0.17%)		14.08%		34.11%	33.61%		(42.10	%)(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$6,070		$6,267		$5,294	$3,514		$2,649
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	1.98%		1.68%		2.17%	2.86%		2.95	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.37%	1.35%		1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00	%(c)	0.02%	0.00	%(c)	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	1.98%		1.68%		2.15%	2.86%		2.95	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%		1.35%	1.35%		1.35	%(e)
Ratio of net investment income to average net assets	(0.58%)		(0.60%)		(0.68%)	(0.16%)		0.44	%(e)
Portfolio turnover (f)	63%		72%		52%	57%		108	%(d)

(a)	For the period from December 31, 2007 (inception of the fund) to October 31, 2008.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Accelerating Dividend Fund – Class A

(For a share outstanding throughout the period)	Period Ended October 31, 2012 (a)
Per Share Data:
Net asset value per share, beginning of period	$12.02
Income from investment operations:
Net investment income	0.31
Net realized and unrealized gains on investments	0.92
Total from investment operations	1.23
Redemption fees	—
Less distributions:
From net investment income	(0.37)
From net realized gains on investments	—
Total distributions	(0.37)
Net asset value per share, end of period	$12.88
Total return	10.29	%(b)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$257
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	3.83	%(c)
After waivers and/or expense reimbursements	1.60	%(c)
Ratio of interest expense to average net assets	0.00	%(c)(d)
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	3.83	%(c)
After waivers and/or expense reimbursements	1.60	%(c)
Ratio of net investment income to average net assets	2.71	%(c)
Portfolio turnover rate (e)	73%

(a)	Class A commenced operations on December 30, 2011.

(b)	Not annualized.

(c)	Annualized.

(d)	The amount is less than 0.005%.

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Alpine Accelerating Dividend Fund – Institutional Class

(For a share outstanding throughout each period)	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 31, 2008	Period ended October 31, 2009 (a)
Per Share Data:
Net asset value per share, beginning of period	$12.83		$12.80	$11.48	$10.00
Income from investment operations:
Net investment income	0.62		0.51	0.51	0.12	(b)
Net realized and unrealized gains on investments	0.73		0.32	1.29	1.36
Total from investment operations	1.35		0.83	1.80	1.48
Redemption fees	—		0.00 (c)	0.00 (c)	—
Less distributions:
From net investment income	(0.50)		(0.58)	(0.45)	—
From net realized gains on investments	(0.80)		(0.22)	(0.03)	—
Total distributions	(1.30)		(0.80)	(0.48)	—
Net asset value per share, end of period	$12.88		$12.83	$12.80	$11.48
Total return	11.28%		6.43%	16.06%	14.80	%(d)
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,155		$3,218	$2,393	$1,215
Ratio of total expenses to average net assets:
Before waivers and/or expense reimbursements	3.26%		2.64%	2.70%	5.26	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%	1.35%	1.35	%(e)
Ratio of interest expense to average net assets	0.00	%(c)	0.00%	0.00%	0.00%
Ratio of expenses to average net assets excluding interest expense:
Before waivers and/or expense reimbursements	3.26%		2.64%	2.70%	5.26	%(e)
After waivers and/or expense reimbursements	1.35%		1.35%	1.35%	1.35	%(e)
Ratio of net investment income to average net assets	4.52%		4.09%	4.85%	1.19	%(e)
Portfolio turnover (f)	73%		137%	225%	104	%(d)

(a)	For the period from November 5, 2008 (inception of fund) to October 31, 2009.

(b)	Net investment income per share is calculated using ending balances after consideration of adjustments for permanent book and tax differences.

(c)	The amount is less than $0.005 per share or 0.005%.

(d)	Not annualized.

(e)	Annualized.

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between classes of shares issued.

Notice of Privacy Policy

The Funds collect non-public information about you from the following sources:

•	information we receive about you on applications or other forms;

•	information you give us orally; and

•	information about your transactions with others or us.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as required by law or in response to inquiries from governmental authorities. The Funds restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. The Funds also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

THIS IS NOT PART OF THE PROSPECTUS

Additional Information

No person has been authorized to give any information or to make any representations not contained in this Prospectus or the Funds’ SAI in connection with the offerings made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its Distributor. This Prospectus and the Funds’ SAI do not constitute offerings by a Fund or by the Distributor in any jurisdiction in which such offerings may not lawfully be made.

INVESTMENT ADVISER

ALPINE WOODS CAPITAL INVESTORS, LLC
2500 Westchester Avenue, Suite 215
Purchase, NY 10577-2540

CUSTODIAN, ADMINISTRATOR & FUND ACCOUNTANT

STATE STREET BANK AND TRUST COMPANY
One Lincoln Street
Boston, MA 02111

TRANSFER AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
PO Box 8061
Boston, MA 02266

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
500 College Road East
Princeton, NJ 08540

DISTRIBUTOR

 QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI 53202

FUND COUNSEL

WILLKIE FARR & GALLAGHER LLP
787 Seventh Avenue
New York, NY 10019

To Obtain More Information About the Funds

For more information about the Funds, the following documents are available free upon request:

Shareholder reports — Additional information about a Fund’s investments is available in the Fund’s Annual and Semi-Annual Reports to shareholders. In a Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The independent registered public accounting firm’s report and financial statements in the Fund’s Annual Report are incorporated by reference into (are legally a part of) this Prospectus.

Statement of Additional Information — The SAI provides more detailed information about the Funds and is incorporated by reference into (is legally a part of) this Prospectus.

To obtain free copies of the Annual or Semi-Annual Reports or the SAI or to discuss questions about the Funds:

By Telephone — 1-888-785-5578

By Mail — Alpine Funds, c/o Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266

By Website — www.alpinefunds.com

From the SEC — Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street, NE, Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the IDEA database on the SEC’s Internet site at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Room, Washington, D.C. 20549-1520.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the distributor is offering to sell shares of the fund to any person to whom the Fund may not lawfully sell its shares.

Alpine Equity Trust - Investment Company Act File Number 811-05684.

Alpine Series Trust - Investment Company Act File Number 811-10405.

STATEMENT OF ADDITIONAL INFORMATION
Dated February 28, 2013

Alpine Equity Trust
Alpine Global Consumer Growth Fund	Institutional Class	AWCGX
	Class A	AWCAX
Alpine Cyclical Advantage Property Fund	Institutional Class	EUEYX

Alpine International Real Estate Equity Fund	Institutional Class	EGLRX
	Class A	EGALX
Alpine Realty Income & Growth Fund	Institutional Class	AIGYX
	Class A	AIAGX
Alpine Emerging Markets Real Estate Fund	Institutional Class	AEMEX
	Class A	AEAMX
Alpine Global Infrastructure Fund	Institutional Class	AIFRX
	Class A	AIAFX

Alpine Series Trust
Alpine Foundation Fund	Institutional Class	ADBYX
	Class A	ADABX
Alpine Dynamic Dividend Fund	Institutional Class	ADVDX
	Class A	ADAVX
Alpine Financial Services Fund	Institutional Class	ADFSX
	Class A	ADAFX
Alpine Innovators Fund	Institutional Class	ADINX
	Class A	ADIAX
Alpine Transformations Fund	Institutional Class	ADTRX
	Class A	ADATX
Alpine Accelerating Dividend Fund	Institutional Class	AADDX
	Class A	AAADX

Alpine Funds
c/o Boston Financial Data Services, Inc.
PO Box 8061
Boston, MA 02266
1-888-785-5578

This Statement of Additional Information (the “SAI”) dated February 28, 2013 pertains to Alpine Global Consumer Growth Fund (the “Global Consumer Fund”), Alpine Cyclical Advantage Property Fund (the “CAP Fund”), Alpine International Real Estate Equity Fund (the “International Fund”), Alpine Realty Income & Growth Fund (the “Income & Growth Fund”), Alpine Emerging Markets Real Estate Fund (the “Emerging Markets Fund”), Alpine Global Infrastructure Fund (the “Infrastructure Fund”), Alpine Foundation Fund (the “Foundation Fund”), Alpine Dynamic Dividend Fund (the “Dividend Fund”), Alpine Financial Services Fund (the “Financial Services Fund”), Alpine Innovators Fund (the “Innovators Fund”), Alpine Transformations Fund (the “Transformations Fund”), and Alpine Accelerating Dividend Fund (the “Accelerating Dividend Fund”) (each, a “Fund” and collectively, the “Funds”). The Funds are separate series of the Alpine Equity Trust or the Alpine Series Trust (each, a “Trust” and collectively, the “Trusts”). Institutional Class (formerly known as the Investor Class) and Class A shares of the Funds are both offered through a prospectus dated February 28, 2013 (the “Prospectus”).  This SAI is not a prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus and is intended to provide you with additional information regarding the activities and operations of the Funds. This SAI should be read in conjunction with the Prospectus.

Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. A copy of the Prospectus, Annual Report, and Semi-Annual Report may be obtained without charge by calling the number listed above, by writing to the address above or by visiting the Funds' website at www.alpinefunds.com. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report for each Fund are incorporated into this SAI by reference to the Funds’ October 31, 2012 Annual Report as filed with the Securities and Exchange Commission (the “SEC”).

TABLE OF CONTENTS

HISTORY OF THE FUNDS AND GENERAL INFORMATION	1
INVESTMENT RESTRICTIONS	27
PORTFOLIO TURNOVER	29
MANAGEMENT	30
INVESTMENT ADVISORY ARRANGEMENTS	42
PORTFOLIO MANAGERS	46
DISTRIBUTION AND SHAREHOLDER SERVICING	49
SERVICE PROVIDERS	51
ALLOCATION OF BROKERAGE	52
PORTFOLIO TRANSACTIONS	53
PORTFOLIO HOLDINGS INFORMATION	53
TAX INFORMATION	54
NET ASSET VALUE	60
SHAREHOLDER ACCOUNTS	62
CODE OF ETHICS	66
PROXY VOTING GUIDELINES	66
FINANCIAL STATEMENTS	67
APPENDIX A: DESCRIPTION OF RATINGS	A-1

HISTORY OF THE FUNDS AND GENERAL INFORMATION

The Funds are each a separate series of the Alpine Equity Trust or the Alpine Series Trust.  Alpine Woods Capital Investors, LLC (the “Adviser”) serves as the investment adviser of each Fund.

Alpine Equity Trust

The Global Consumer Fund, CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund and Infrastructure Fund are each separate series of Alpine Equity Trust (formerly, Evergreen Global Equity Trust), a Massachusetts business trust organized in 1988. Each Fund is a diversified, open end management investment company, except for Income & Growth Fund.  The Income & Growth Fund is a non-diversified, open end management investment company.

The Alpine Equity Trust is governed by its Board of Trustees (the “Board” or the “Trustees”). The Funds may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. All shares of the Funds have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares in dividends and distributions declared by the Funds and on liquidation to their proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Funds are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Alpine Equity Trust’s Declaration of Trust, as amended (the “Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee upon a vote of two-thirds of the outstanding shares of beneficial interest of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the Investment Company Act of 1940, as amended (the “1940 Act”) may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Procedures for calling a shareholders meeting for the removal of the Trustees of the Alpine Equity Trust, similar to those set forth in Section 16(c) of the 1940 Act, will be available to shareholders of each Fund. The rights of the holders of shares of a series of the Alpine Equity Trust may not be modified except by the vote of a majority of the outstanding shares of such series.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the Commonwealth of Massachusetts. If shares of another series of the Alpine Equity Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner.

In addition the Trustees may, in the future, create additional classes of shares of the Funds. Except for the different distribution-related and other specific costs borne by such additional classes, they will have the same voting and other rights described for the existing classes of each Fund.

The Alpine Equity Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Under the Declaration of Trust and the Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, each Fund is permitted to offer multiple classes of shares. Class A shares of each of the Funds, except the CAP Fund, were offered beginning on December 30, 2011. Prior to December 30, 2011, the only outstanding class of shares was the Institutional Class (formerly known as the Investor Class). Class A shares are subject to a Rule 12b-1 fee and a sales charge (with certain transactions excepted). The Institutional Class shares are not subject to any sales charge or Rule 12b-1 fee.

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Under Massachusetts law, shareholders of a business trust may, in certain circumstances, be held personally liable for its obligations. The Alpine Equity Trust’s Declaration of Trust provides that no shareholder will be personally liable for the obligations of the Trust and requires that every written contract made by the Trust contain a provision to that effect. If any shareholder were required to pay any liability of the Trust, that person would generally be entitled to reimbursement from the general assets of the Alpine Equity Trust.

Alpine Series Trust

The Foundation Fund, Dividend Fund, Financial Services Fund, Innovators Fund, Transformations Fund, and Accelerating Dividend Fund are each a series of Alpine Series Trust, a Delaware statutory trust organized on June 5, 2001. Each Fund is a diversified, open end management investment company.

The Alpine Series Trust is governed by its Board of Trustees. Each Fund may issue an unlimited number of shares of beneficial interest with a $0.001 par value. All shares of each Fund have equal rights and privileges. Each share of a Fund is entitled to one vote on all matters as to which shares are entitled to vote, to participate equally with other shares of the same class in dividends and distributions declared by such Fund and, upon liquidation, to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of each Fund are fully paid, non-assessable and fully transferable when issued and have no preemptive, conversion or exchange rights. Fractional shares have proportionally the same rights, including voting rights, as are provided for a full share.

Under the Alpine Series Trust’s Declaration of Trust, as amended, each Trustee will continue in office until the termination of the Trust or his or her earlier death, incapacity, resignation or removal. Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held, unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.

Any Trustee may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Alpine Series Trust. A meeting of shareholders for the purpose of electing or removing one or more Trustees will be called (i) by the Trustees upon their own vote, or (ii) upon the demand of a shareholder or shareholders owning shares representing 10% or more of the outstanding shares. The rights of the holders of shares of a Fund may not be modified except by the vote of a majority of the outstanding shares of such Fund.

Shares have noncumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and in such event the holders of the remaining shares so voting will not be able to elect any Trustees.

The Trustees are authorized to classify and reclassify any issued class of shares of a Fund into shares of one or more classes of the Fund and to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, in the future, for reasons such as the desire to establish one or more additional portfolios of the Alpine Series Trust with different investment objectives, policies or restrictions, additional series or classes of shares may be created. Any issuance of shares of another series or class would be governed by the 1940 Act and the laws of the State of Delaware. If shares of another series of the Alpine Series Trust were issued in connection with the creation of additional investment portfolios, each share of the newly created portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios, including the Funds, would vote as a single series on matters, such as the election of Trustees, that affected all portfolios in substantially the same manner. In addition, the Trustees may, in the future, create additional classes of shares of a Fund. Except for the different distribution-related and other specific costs borne by classes of shares of a Fund that may be created in the future, each such class will have the same voting and other rights described as the other class or classes of such Fund.

The Alpine Series Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act, which details the attributes of each class. Under the Declaration of Trust and the Multiple Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, each Fund is permitted to offer multiple classes of shares. Class A shares of each of the Funds were offered beginning December 30, 2011. Prior to December 30, 2011, the only outstanding class of shares was the Institutional Class (formerly known as the Investor Class). Class A shares are subject to a Rule 12b-1 fee and a sales charge (with certain transactions excepted). The Institutional Class shares are not subject to any sales load or Rule 12b-1 fee.

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INVESTMENT PRACTICES AND RISK FACTORS

The investment objectives and a description of the principal investment strategies of each Fund are set forth under each Fund’s Prospectus in the section titled “SUMMARY SECTION” and “MORE ON THE FUNDS' INVESTMENT STRATEGIES, INVESTMENTS AND RISKS.” The investment objectives of each Fund, except for the Global Consumer Fund, is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

The following provides additional information about these principal strategies and describes other investment strategies and practices that may be used by a Fund, which all involve risks of varying degrees.

Equity Securities

Equity securities in which a Fund may invest include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Convertible Securities

A Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

The characteristics of convertible securities make them potentially attractive investments for an investment company seeking a high total return from capital appreciation and investment income. These characteristics include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in a charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by a Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party.

A Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist a Fund in achieving its investment objective. A Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the

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investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Convertible securities are subject both to the stock market risk associated with equity securities and to the credit and interest rate risks associated with fixed income securities. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features.

Preferred Stock

A Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of an issuer’s assets but is junior to the debt securities of the issuer in those same respects. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in an issuer’s creditworthiness than are the prices of debt securities. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. Under ordinary circumstances, preferred stock does not carry voting rights. In addition, a Fund may receive stocks or warrants as result of an exchange or tender of fixed income securities.

Warrants

A Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Foreign Securities

A Fund may purchase securities of non-U.S. issuers and securities of U.S. issuers that trade in foreign markets (“foreign securities”). To the extent that foreign securities purchased by a Fund are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect: a Fund’s net asset values per share; the value of any interest earned; gains and losses realized on the sale of securities; and net investment income and capital gains, if any, to be distributed to shareholders by a Fund. If the value of a foreign currency rises against the U.S. dollar, the value of a Fund’s assets denominated in that currency will increase.

Correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of a Fund’s assets denominated in that currency will decrease. The performance of a Fund will be measured in U.S. dollars, the base currency for a Fund. When a Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which such dealers buy and sell currencies.

A Fund may engage in transactions in foreign securities, which are listed on foreign securities exchanges, traded in the over-the-counter market or issued in private placements. Transactions in listed securities may be effected in the over-the-counter markets if, in the opinion of the Adviser, this affords a Fund the ability to obtain best price and execution.

Securities markets of foreign countries in which a Fund may invest are generally not subject to the same degree of regulation as the U.S. markets and may be more volatile and less liquid than the major U.S. markets. The differences between investing in foreign and U.S. companies include: (1) less publicly available information about foreign companies; (2) the lack of uniform financial accounting standards and practices among countries which could impair the validity of direct comparisons of valuations measures (such as price/earnings ratios) for securities in different countries; (3) less readily available market quotations for the securities of foreign issuers; (4) differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks; (5) differences in legal systems which may affect the ability to enforce contractual obligations or obtain court judgments;

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(6) generally lower foreign stock market volume; (7) the likelihood that foreign securities may be less liquid or more volatile, which may affect the ability of the Funds to purchase or sell large blocks of securities and thus obtain the best price; (8) transactions costs, including brokerage charges and custodian charges associated with holding foreign securities, may be higher; (9) the settlement period for foreign securities, which are sometimes longer than those for securities of U.S. issuers, may affect portfolio liquidity; (10) foreign securities held by a Fund may be traded on days that the Fund does not value its portfolio securities, such as Saturdays and customary business holidays, and accordingly, net asset value per share may be significantly affected on days when shareholders do not have the ability to purchase or redeem shares of the Fund; and (11) political and social instability, expropriation, and political or financial changes which adversely affect investment in some countries. These various risks may be greater in emerging market countries.

American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) and other securities convertible into securities of foreign issuers may not necessarily be denominated in the same currency as the securities into which they may be converted, but rather in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe by banks or depositories that evidence a similar ownership arrangement. Generally ADRs, in registered form, are designed for use in U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

Emerging Market Issuers

A Fund may invest in the equity securities of issuers located in emerging market countries. Unless otherwise set forth in the Funds’ Prospectus or in this SAI, an “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”).

The risks of investing in securities in emerging countries include: (i) less social, political and economic stability; (ii) the smaller size of the markets for such securities and lower volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Certain emerging markets have experienced periods of political and social change, and shifts in government policy, which have heightened instability. Such governments could be more likely to pursue actions that might have negative consequences for private enterprise and the flow of foreign investment relative to more developed countries. Specific measures could include expropriation of assets, confiscatory taxation or adverse diplomatic developments. Historically there have been instances of governments expropriating private property, and settling the claims of such property owners can be an extended process. There is no assurance that such expropriations would not occur in the future and if this ever were to happen, it is possible that a Fund could lose some or all of the value of its investments in the affected market. Certain countries have higher relative levels of corruption and crime that may increase the volatility of investments. As popular uprising and protests in certain emerging markets continue to take hold there may also exist elevated risks of internal or external crises, including ethnic, religious and racial conflicts that could ultimately escalate into war.

Settlement mechanisms in emerging market securities may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be delays and failures in share registration and delivery.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property, the imposition of restrictions on foreign investments and the repatriation of capital invested.

Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

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While some emerging market countries have sought to develop a number of corrective mechanisms to reduce inflation or mitigate its effects, inflation may continue to have significant effects both on emerging market economies and their securities markets. In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar and major devaluations have occurred in certain countries.

Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund’s portfolio securities in such markets may not be readily available. Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, if a Fund believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from a Fund’s identification of such conditions until the date of SEC action, in the absence of a market price or the occurrence of events after a foreign exchange closes, the portfolio securities in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Board. (See “Net Asset Value” below).

Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the risks associated with emerging market investing (and the costs associated with hedging transactions) makes it very difficult to hedge effectively against such risks.

Europe-Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not the fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund’s investments.

Initial Public Offerings ("IPOs")

A Fund may invest a portion of its assets in shares of IPOs (subject to the Adviser’s discretionary policy based on percentage of  investments in the Fund by the Adviser or principals of the Adviser). An IPO is a corporation's first offering of common stock to the public. IPOs may have a magnified impact on the performance of the Fund with a small asset base. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a Fund may hold IPO shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Secondary Offerings

A Fund may invest a portion of its assets in shares secondary offerings. A secondary offering is a registered offering of a large block of a security that has been previously issued to the public.   A secondary offering can occur when an investor sells to the public a large block of stock or other securities it has been holding in its portfolio. In a sale of this

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kind, all of the profits go to the seller rather than the issuer.  Secondary offerings can also originate when the issuer issues new shares of its stock over and above those sold in its IPO, usually in order to raise additional capital. However, because an increase in the number of shares devalues those that have already been issued, many companies make a secondary offering only if their stock prices are high or they are in need of capital. Secondary offerings may have a magnified impact on the performance of a Fund with a small asset base. Secondary offering shares frequently are volatile in price. Therefore, a Fund may hold secondary offering shares for a very short period of time. This may increase the portfolio turnover rate of a Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

Real Estate Investment Trusts (“REITs”)

A Fund may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Real Estate Securities Risks (CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund) —The value of the shares of a Fund will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; and (viii) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under performance and out performance in comparison to equity securities markets in general.

There are also special risks associated with particular sectors of real estate investments:

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Retail Properties. Retail properties are affected by the overall health of the economy and may be adversely affected by, among other things, the growth of alternative forms of retailing, bankruptcy, departure or cessation of operations of a tenant, a shift in consumer demand due to demographic changes, changes in spending patterns and lease terminations.

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Office Properties. Office properties are affected by the overall health of the economy, and other factors such as a downturn in the businesses operated by their tenants, obsolescence and non-competitiveness.

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Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures, competition, increases in operating costs which may not be offset by increases in revenues, dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, and adverse effects of general and local economic conditions. Hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

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Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations, continued availability of revenue from government reimbursement programs and competition on a local and regional basis. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursements.

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Multifamily Properties. The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of the management team, the level of mortgage rates, the presence of competing properties, adverse economic conditions in the locale, oversupply and rent control laws or other laws affecting such properties.

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Community Centers. Community center properties are dependent upon the successful operations and financial condition of their tenants, particularly certain of their major tenants, and could be adversely affected by bankruptcy of those tenants. In some cases a tenant may lease a significant portion of the space in one center, and the filing of bankruptcy could cause significant revenue loss. Like others in the commercial real estate industry, community centers are subject to environmental risks and interest rate risk. They also face the need to enter into new leases or renew leases on favorable terms to generate rental revenues. Community center properties could be adversely affected by changes in the local markets where their properties are located, as well as by adverse changes in national economic and market conditions.

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Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns and effects of general and local economic conditions with respect to rental rates and occupancy levels.

Other factors may contribute to the risk of real estate investments:

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Development Issues. Certain real estate companies may engage in the development or construction of real estate properties. These companies in which a Fund invests (“portfolio companies”) are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development.

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Lack of Insurance. Certain of the portfolio companies may fail to carry comprehensive liability, fire, flood, earthquake extended coverage and rental loss insurance, or insurance in place may be subject to various policy specifications, limits and deductibles. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and, as a result, adversely affect a Fund’s investment performance.

•	Financial Leverage. Global real estate companies may be highly leveraged and financial covenants may affect the ability of global real estate companies to operate effectively.

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Environmental Issues. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner, operator or responsible party of such properties and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material

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adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on shares of the Fund could be reduced.

•	Recent Events. The value of real estate is particularly susceptible to acts of terrorism and other changes in foreign and domestic conditions.

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REIT Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code of 1986, as amended (the “Code”). It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the purported REIT would be subject to corporate level taxation, significantly reducing the return to the Fund on their investment in such company. See “REIT Risks” below.

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Financing Issues. Financial institutions in which the Fund may invest are subject to extensive government regulation. This regulation may limit both the amount and types of loans and other financial commitments a financial institution can make, and the interest rates and fees it can charge. In addition, interest and investment rates are highly sensitive and are determined by many factors beyond a financial institution’s control, including general and local economic conditions (such as inflation, recession, money supply and unemployment) and the monetary and fiscal policies of various governmental agencies such as the Federal Reserve Board. These limitations may have a significant impact on the profitability of a financial institution since profitability is attributable, at least in part, to the institution’s ability to make financial commitments such as loans. Profitability of a financial institution is largely dependent upon the availability and cost of the institution’s funds, and can fluctuate significantly when interest rates change.

Other Investment Companies

A Fund may invest in the securities of other registered, open-end investment companies that have investment objectives and policies similar to its own. A Fund may also purchase shares of money market funds that invest in U.S. Government Securities and repurchase agreements, in lieu of purchasing money market instruments directly. Any investment by a Fund in the securities of other investment companies, including money market funds, will be subject to the limitations on such investments set forth in the 1940 Act. Any investment by a Fund in the Alpine Municipal Money Market Fund will also be subject to the limitations contained in the exemptive order the Alpine Funds received from the SEC. Shareholders of a Fund that holds shares of another investment company will indirectly bear the fees and expenses of that company, which will be in addition to the fees and expenses they bear as shareholders of the Funds.

A Fund may invest its daily cash balance in the Alpine Municipal Money Market Fund. A Fund is permitted to invest 25% of its total assets in the Alpine Municipal Money Market Fund pursuant to the terms of an exemption granted by the SEC. Each such Fund bears its proportionate share of the expenses of the Alpine Municipal Money Market Fund in which it invests. However, the Adviser has voluntarily agreed to reimburse the management fee expense each Fund incurs by investing in the Alpine Municipal Money Market Fund.

A Fund may purchase the equity securities of closed-end investment companies to facilitate investment in certain countries. Equity securities of closed-end investment companies generally trade at a discount to their net asset value, but may also trade at a premium to net asset value. A Fund may pay a premium to invest in a closed-end investment company in circumstances where the Adviser determines that the potential for capital growth justifies the payment of a premium. Closed-end investment companies, as well as money market funds, pay investment advisory and other fees and incur various expenses in connection with their operations. Shareholders of a Fund will indirectly bear these fees and expenses, which will be in addition to the fees and expenses of the Fund.

Debt and Fixed Income Securities

A Fund may invest in bonds and other types of debt obligations of U.S. and foreign issuers. These securities, whether of U.S. or foreign issuers, may pay fixed, variable or floating rates of interest, and may include zero coupon obligations, which do not pay interest until maturity. Fixed income securities may include:

•	bonds, notes and debentures issued by corporations;
•	debt securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“U.S. Government Securities”);

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•	municipal securities;
•	mortgage-backed and asset-backed securities; or
•
debt securities issued or guaranteed by foreign corporations and foreign governments, their agencies, instrumentalities or political subdivisions, or by government owned, controlled or sponsored entities, including central banks.

Subject to certain limitations, a Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities have received a rating from Standard & Poor’s Ratings Group, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, have been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade debt securities (typically called “junk bonds”) have received a rating from S&P or Moody’s of below investment grade, or have been given no rating and are determined by the Adviser to be of a quality below investment grade.

Each series of Alpine Equity Trust (except for Global Consumer Fund) and Alpine Series Trust may invest up to 15% and 5% of its net assets in non-investment grade debt securities, respectively. However, a Fund may not invest in debt securities rated below Ccc by S&P or Caa by Moody’s (or unrated debt securities determined to be of comparable quality by the Adviser). A Fund has no restrictions with respect to the maturities or duration of the debt securities it holds.

The Global Consumer Fund may invest up to 20% of its assets, except when taking a temporary defensive position, in bonds and other types of debt obligations of U.S. and foreign issuers.  Under normal circumstances, the Foundation Fund invests no less than 25% of its net assets in fixed income securities.  Additionally, the Foundation Fund may invest up to 75% of its net assets in fixed income securities when, in the opinion of the Adviser, the prospective returns of equity securities appear to be lower or less certain than those of fixed income securities.

Debt securities represent money borrowed that obligate the issuer (e.g., a corporation, municipality, government, or government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times. These securities share three principal risks: First, the level of interest income generated by a Fund’s fixed income investments may decline due to a decrease in market interest rates. When fixed income securities mature or are sold, they may be replaced by lower-yielding investments. Second, their values fluctuate with changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed income investments. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income investments will generally decline. However, a change in interest rates will not have the same impact on all fixed rate securities. For example, the magnitude of these fluctuations will generally be greater for a security whose duration or maturity is longer. Changes in the value of portfolio securities will not affect interest income from those securities, but will be reflected in the Fund’s net asset value (“NAV”). The Fund’s investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund’s shorter-term securities. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument. Third, certain fixed income securities are subject to credit risk, which is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is unable to pay.

In addition, fixed income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yield securities.

U.S. Government Securities

A Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one to ten years) and U.S. Treasury bonds (maturities generally greater than ten years) and (2) obligations issued or guaranteed by U.S. government agencies or instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. government (such as GNMA certificates); (b) the right of the issuer to borrow an amount limited to specific line of credit from the U.S. government

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(such as obligations of the Federal Home Loan Banks); (c) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities (such as securities issued by Fannie Mae); or (d) only the credit of the instrumentality (such as securities issued by Freddie Mac). In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Neither the U.S. government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities will fluctuate in response to changes in interest rates.

Zero Coupon, Discount and Payment-in-kind Securities.

A Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions, which represent a proportionate interest in underlying U.S. Treasury securities. A zero coupon bond is a security that makes no fixed interest payments but instead is sold at a discount from its face value. The bond is redeemed at its face value on the specified maturity date. Zero coupon bonds may be issued as such, or they may be created by a broker who strips the coupons from a bond and separately sells the rights to receive principal and interest. The prices of zero coupon bonds tend to fluctuate more in response to changes in market interest rates than do the prices of interest-paying debt securities with similar maturities. A Fund investing in zero coupon bonds generally accrues income on such securities prior to the receipt of cash payments. Since a Fund must distribute substantially all of its income to shareholders to qualify as a regulated investment company under federal income tax law, to the extent that the Fund invests in zero coupon bonds, it may have to dispose of other securities, including at times when it may be disadvantageous to do so, to generate the cash necessary for the distribution of income attributable to its zero coupon bonds. The market values of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Payment-in-kind securities allow the lender, at its option, to make current interest payments on such securities either in cash or in additional securities. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis.

Municipal Securities

Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and a Fund may lose money.

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

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Mortgage-Backed Securities

A Fund may invest in mortgage-backed securities issued or guaranteed by the U.S. Government, or one of its agencies or instrumentalities, or issued by private issuers. The mortgage-backed securities in which a Fund may invest include collateralized mortgage obligations (“CMOs”) and interests in real estate mortgage investment conduits (“REMICs”).

CMOs are debt instruments issued by special purpose entities and secured by mortgages or other mortgage-backed securities, which provide by their terms for aggregate payments of principal and interest based on the payments made on the underlying mortgages or securities. CMOs are typically issued in separate classes with varying coupons and stated maturities. REMIC interests are mortgage-backed securities as to which the issuers have qualified to be treated as real estate mortgage investment conduits under the Code and have the same characteristics as CMOs.

A Fund may from time to time also invest in “stripped” mortgage-backed securities. These are securities that operate like CMOs but entitle the holder to disproportionate interests with respect to the allocation of interest or principal on the underlying mortgages or securities. A stripped mortgage-backed security is created by the issuer separating the interest and principal on a mortgage pool to form two or more independently traded securities. The result is the creation of classes of discount securities which can be structured to produce faster or slower prepayment expectations based upon the particular underlying mortgage interest rate payments assigned to each class. These obligations exhibit risk characteristics similar to mortgage-backed securities generally and zero coupon securities. Due to existing market characteristics, “interest only” and “principal only” mortgage-backed securities are considered to be illiquid.  The prices of these securities are more volatile than the prices of debt securities, which make periodic payments of interest.

Because the mortgages underlying mortgage-backed securities are subject to prepayment at any time, most mortgage-backed securities are subject to the risk of prepayment in an amount differing from that anticipated at the time of issuance. Prepayments generally are passed through to the holders of the securities. Any such prepayments received by a Fund must be reinvested in other securities. As a result, prepayments in excess of that anticipated could adversely affect yield to the extent such amounts are reinvested in instruments with a lower interest rate than that of the original security. Prepayments on a pool of mortgages are influenced by a variety of economic, geographic, social and other factors. Generally, however, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts required to be reinvested are likely to be greater (and the potential for capital appreciation less) during a period of declining interest rates than during a period of rising interest rates. Mortgage-backed securities may be purchased at a premium over the principal or face value in order to obtain higher income. The recovery of any premium that may have been paid for a given security is solely a function of the ability to liquidate such security at or above the purchase price.

Mortgage-backed securities may also be affected by the downturn in the mortgage lending and housing markets in the United States.

Asset-Backed Securities

A Fund may invest in asset-backed securities issued by private issuers. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend on payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Asset-backed securities may be “stripped” into classes in a manner similar to that described under the section titled, “Mortgage-Backed Securities,” above, and are subject to the prepayment risks described therein.

Sovereign Debt Obligations.

A Fund may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of developing countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;

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participations in loans between emerging market governments and financial institutions; or debt securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign debt is subject to risks in addition to those relating to non-U.S. investments generally. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on disbursements or assistance from foreign governments or multinational agencies, the country’s access to trade and other international credits, and the country’s balance of trade. Assistance may be dependent on a country’s implementation of austerity measures and reforms, which measures may limit or be perceived to limit economic growth and recovery. Some sovereign debtors have rescheduled their debt payments, declared moratoria on payments or restructured their debt to effectively eliminate portions of it, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Loans and Other Direct Debt Instruments.

A Fund may purchase interests in amounts owed by a corporate, governmental, or other borrower to another party. These interests may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand.

Floating and Variable Rate Income Securities.

A Fund may invest in floating and variable rate income securities. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit (“CDs”) rate or the London Inter-Bank Offered Rate (“LIBOR”). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of interest rate or securities indexes, currency exchange rates or other commodities. The amount by which the rate paid on an income security may increase or decrease may be subject to periodic or lifetime caps. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity. Such securities include variable rate master demand notes.

Recent Market Events

In recent years, the fixed-income markets have experienced a period of extreme volatility which has negatively impacted market liquidity conditions. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns expanded to include a broad range of mortgage-and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments have experienced liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also experienced heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. These events and the continuing market upheavals may have an adverse effect on a Fund.

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Infrastructure-Related Issuers (Infrastructure Fund Only)

The Infrastructure Fund concentrates its investments in the equity securities of U.S. and non-U.S. infrastructure-related issuers. Because of its concentration policy, the Infrastructure Fund may be especially subject to risks affecting infrastructure-related issuers.  An “infrastructure-related” issuer is an issuer in which at least 50% of its non-cash assets are infrastructure assets or 50% of its gross income or net profits are attributable to derived, directly or indirectly, from the ownership, management, construction, development, operation, utilization or financing of infrastructure assets. Infrastructure assets are the physical structures and networks that provide necessary services to society. Examples of infrastructure assets include transportation assets (e.g., toll roads, bridges, tunnels, parking facilities, railroads, rapid transit links, airports, refueling facilities and seaports), utility assets (e.g., electric transmission and distribution lines, power generation facilities, gas and water distribution facilities, sewage treatment plants, broadcast and wireless towers, and cable and satellite networks) and social assets (e.g., courthouses, hospitals, schools, correctional facilities, stadiums and subsidized housing).

Companies in the infrastructure sector may be subject to a variety of factors that could adversely affect their business or operations, including high interest costs in connection with capital construction programs, high degrees of leverage, costs associated with governmental, environmental and other regulations, the level of government spending on infrastructure projects, and other factors. The stock prices of transportation companies may be affected by supply and demand for their specific product, government regulation, world events and economic conditions. The profitability of energy companies is related to worldwide energy prices, exploration, and production spending. Utilities companies face intense competition, which may have an adverse affect on their profit margins, and the rates charged by regulated utility companies are subject to review and limitation by governmental regulatory commissions.

Consumer Products/Services Sector (Global Consumer Fund Only)

The Global Consumer Fund concentrates its investments in consumer products/services companies. Because of its concentration policy, the Global Consumer Fund may be especially subject to risks affecting the consumer products/services sector.  Significant problems may affect a particular sector, and returns from that sector may be lower than returns from the overall stock market. Events that affect the consumer products/services sector will have a greater effect on the Global Consumer Fund than they would on a fund that is more widely diversified among a number of unrelated industries. Daily fluctuations in specific market sectors are often more extreme than fluctuations in the overall market. Because the Global Consumer Fund invests substantially all of its assets in the consumer product/services sector, the Fund’s performance largely depends on the general condition of that sector. The consumer product/services sector could be adversely affected by overall economic conditions, interest rates, competition, consumer confidence, disposable income, changes in demographics and consumer tastes, and legislative or regulatory changes. The prices of the securities of those issuers also may fluctuate widely in response to such events.

Financial Services Industry (Financial Services Fund Only)

Other than the financial services industry, the Financial Services Fund will not invest more than 25% of its total assets in a particular industry. Because of its concentration policy, the Financial Services Fund may be especially subject to risks affecting the financial services industry. Companies in the financial services industry include, but are not limited to, companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, industrial finance and leasing, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate, including real estate investment trusts (“REITs”).

Since 2008, the financial markets have experienced difficult conditions and volatility as well as significant adverse trends. The deteriorating conditions in these markets have resulted in a decrease in the availability of corporate credit and liquidity and have led indirectly to the insolvency, closure or acquisition of a number of financial institutions. The financial services industry has and may continue to experience consolidations, development of new products and structures and changes to its regulatory framework. These changes are likely to have a significant impact on the financial services industry and, therefore, the Financial Services Fund. The decline in asset values may persist in the near term and could adversely affect the financial condition and results of operations of the Financial Services Fund, which would impact the ability of the Adviser to achieve the Financial Services Fund’s investment objective. The prospects of many financial services companies are uncertain and continue to evolve as financial services companies are consolidated or restructured, and continue to revise their outlooks.

Most financial services companies are subject to extensive governmental regulation, which limits their activities and may affect their ability to earn a profit from a given line of business. Direct governmental intervention in the

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operations of financial services companies and financial markets may materially and adversely affect the companies in which the Financial Services Fund invests. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law on July 21, 2010. The Dodd-Frank Act touches on virtually every area of banking and financial regulation. Some provisions of the Dodd-Frank Act became effective immediately upon its enactment. Many provisions, however, will require regulations to be promulgated by various federal agencies in order to be implemented. The Dodd-Frank Act may significantly change the operating environment for financial services companies in substantial and unpredictable ways. For example, the Dodd-Frank Act and the regulations may increase the cost of doing business, including higher costs of regulatory compliance and capital, limit permissible activities or affect the competitive balance among banks, savings institutions, industrial banks, credit unions and other financial services companies.

Among other things, the Dodd-Frank Act creates a new Financial Stability Oversight Council to oversee systemic risk, establishes a new system for orderly liquidation of certain systemically significant financial companies and restricts the ability of banks to engage in certain proprietary trading or to sponsor or invest in private equity or hedge funds. The Dodd-Frank Act also mandates regulation of compensation paid by certain financial institutions to prohibit excessive compensation that could lead to inappropriate risk and loss. A new government entity, the Bureau of Consumer Financial Protection, has been created within the Federal Reserve with broad power to develop and enforce rules for bank and non-bank providers of consumer financial products.

In addition, various provisions of the Dodd-Frank Act increase the capital requirements of depository institution holding companies and non-bank financial companies that are supervised by the Federal Reserve. The leverage and risk-based capital ratios of these entities may not be lower than the leverage and risk-based capital ratios for insured depository institutions. In particular, bank holding companies, many of which have long relied on trust preferred securities as a component of their regulatory capital, will no longer be permitted to do so. The Dodd-Frank Act also includes provisions that permanently raise deposit insurance coverage to $250,000 and create a new base for calculating the deposit insurance premium paid by insured institutions. The new base will be calculated based on the amount of liabilities held by the insured institution, rather than solely on deposits. Consequently, large banks that tend to employ various funding sources other than deposits will incur higher deposit premiums.

The impact of this legislation on any individual company or on the industry as a whole cannot be fully known. Financial services companies in foreign countries are also subject to regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency transfers.

The profitability of banks, savings institutions and finance companies is largely dependent on the availability and cost of capital funds and the demand for loans and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from financial difficulties of borrowers having an adverse effect. The valuation of financial services companies has been and may continue to be subject to unprecedented volatility. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition.

Finance companies can be highly dependent upon access to capital markets and any impediments to such access, such as adverse overall economic conditions or a negative perception in the capital markets of a finance company’s financial condition or prospects, could adversely affect its business.

In addition, insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition. The performance of the Financial Services Fund’s investments in insurance companies will be subject to risk from several additional factors. The earnings of insurance companies will be affected by, in addition to general economic conditions, pricing (including severe pricing competition from time to time), claims activity and marketing competition. Particular insurance lines will also be influenced by specific matters. Property and casualty insurer profits may be affected by certain weather catastrophes, terrorism and other disasters. Life and health insurer profits may be affected by mortality and morbidity rates.

Individual companies may be exposed to material risk, including reserve inadequacy, problems in investment portfolios (due to real estate or “junk bond” holdings, for example) and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential anti-trust or tax law changes also may affect adversely insurance companies’ policy sales, tax obligations and profitability.

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Companies engaged in stock brokerage, commodity brokerage, investment banking, investment management or related investment advisory services are closely tied economically to the securities and commodities markets and can suffer during a decline in either market. These companies also are subject to the regulatory environment and changes in regulations, pricing pressure, the availability of funds to borrow and interest rates.

Shares prices of real estate companies or REITs will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties.

Equity-Linked Securities

A Fund may invest in equity-linked securities, including, but not limited to, participation notes, and certificates of participation. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities and subject to a Fund’s restrictions on investments in foreign securities. In addition, the Funds bear the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to a Fund’s restrictions on investments in illiquid securities.

Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with a Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.

Foreign Currency Transactions

Currency Risk

Exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although a Fund values its assets daily in U.S. dollars, a Fund generally does not convert its holdings to U.S. dollars or any other currency. Foreign exchange dealers may realize a profit on the difference between the price at which a Fund buys and sells currencies.

A Fund will engage in foreign currency exchange transactions in connection with its investments in foreign securities. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies.

Forward Foreign Currency Exchange Contracts

A Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally

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has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Funds do not speculate in foreign currency.

Except for cross-hedges, a Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a “cross-hedge,” denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, a Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.

It should be realized that this method of protecting the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, a Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

Foreign Currency Options

A Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by a Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Funds could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. A Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by a Fund would represent more than 5% of the Fund’s net assets.

A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Funds against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if a Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, such Fund would not have to exercise its put option. Likewise, if a Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, such Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

Special Risks Associated with Foreign Currency Options

Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are

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relatively new, and a Fund’s ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Funds will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

Foreign Currency Futures Transactions

By using foreign currency futures contracts and options on such contracts, a Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts. A Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

A foreign currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of currency futures contracts is effected by entering into an offsetting purchase or sale transaction. An offsetting transaction for a currency futures contract sale is effected by a Fund entering into a currency futures contract purchase for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, a Fund is immediately paid the difference and realizes a loss. Similarly, the closing out of a currency futures contract purchase is effected by a Fund entering into a currency futures contract sale. If the offsetting sale price exceeds the purchase price, a Fund realizes a gain, and if the offsetting sale price is less than the purchase price, a Fund realizes a loss.

Special Risks Associated with Foreign Currency Futures Contracts and Related Options

Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.

Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to ta Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be

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circumstances when the purchase of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

Illiquid Securities

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days, term deposits maturing in more than seven days, restricted securities (other than Rule 144A discussed below), privately issued interest-only and principal-only stripped asset- backed securities, over-the counter options and the assets used to cover written over-the-counter options, and municipal lease obligations (including certificates of participation) other than those the Adviser has determined are liquid pursuant to guidelines established by the Board. A Fund may not be able to readily liquidate its investments in illiquid securities and may have to sell other investments if necessary to raise cash to meet its obligations. The lack of a liquid secondary market for illiquid securities may make it more difficult for a Fund to assign a value to those securities for purposes of valuing its portfolio and calculating its net asset value.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be sold only in privately negotiated or other exempted transactions or after a registration statement under the Securities Act has become effective. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

Not all restricted securities are illiquid. A large institutional market has developed for many U.S. and non-U.S. securities that are not registered under the Securities Act. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer’s ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Institutional markets for restricted securities also have developed as a result of Rule 144A under the Securities Act, which establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. These markets include automated systems for the trading, clearance and settlement of unregistered securities of U.S. and non-U.S. issuers, such as the PORTAL System sponsored by the Financial Industry Regulatory Authority. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities, and the Fund might be unable to dispose of them promptly or at favorable prices.

The Board has delegated the function of making day-to-day determinations of liquidity to the Adviser pursuant to guidelines approved by the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, which may include (1) the frequency of trades for the security, (2) the number of dealers willing to purchase and sell the security and the number of potential purchasers; (3) the number of dealers who undertake to make a market in the security; and (4) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). In some cases, the Adviser may determine presumptively illiquid securities to be liquid in accordance with SEC and Board guidelines. The Adviser monitors the liquidity of restricted securities in each Fund’s portfolio and reports periodically on such decisions to the Board.

The Adviser also monitors each Fund’s overall holdings of illiquid securities. If a Fund’s holdings of illiquid securities exceed its limitation on investments in illiquid securities for any reason (such as a particular security becoming illiquid, changes in the relative market values of liquid and illiquid portfolio securities or shareholder redemptions), the Adviser will consider what action would be in the best interests of a Fund and its shareholders. Such action may include engaging in an orderly disposition of securities to reduce the Fund’s holdings of illiquid securities. However, a Fund is not required to dispose of illiquid securities under these circumstances.

When-Issued and Delayed Delivery Securities

These transactions are made to secure what is considered to be an advantageous price or yield for a Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of a Fund sufficient to make

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payment for the securities to be purchased are segregated on the Fund’s records at the trade date. These assets are marked to market and are maintained until the transaction has been settled.

The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a “when-issued basis” may increase the volatility of its NAV.

Lending of Portfolio Securities

The collateral received when a Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund could also lose money if its short-term investment of the cash collateral declines in value over the period of the loan.

Temporary Investments

For defensive purposes, a Fund may temporarily invest all or a substantial portion of its assets in high quality fixed income securities and money market instruments, or may temporarily hold cash amounts as the Adviser deems appropriate. Fixed income securities will be deemed to be of high quality if they are rated “A” or better by S&P or the corresponding rating by Moody’s or, if unrated, are determined to be of comparable quality by the Adviser. Money market instruments are high quality, short-term fixed income obligations (which generally have remaining maturities of one year or less), and may include:

•	U.S. Government securities;
•	commercial paper;
•	certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation;
•	short-term obligations of foreign issuers denominated in U.S. dollars and traded in the United States; and
•	repurchase agreements.

In addition, for defensive purposes, the Dividend Fund may hold certain securities for less than the 61 days and, as a result, shareholders may be unable to take advantage of the reduced federal income tax rates applicable to any qualifying dividends otherwise attributable to such securities.

Money Market Instruments

A Fund may invest in any type of money market instruments, short-term debt securities or cash for temporary defensive purposes, to pay expenses and/or meet redemption requests. Money market instruments in which the Fund may invest include: U.S. government securities; certificates of deposit (“CDs”), time deposits (“TDs”) and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

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CDs are short-term negotiable obligations of commercial banks. TDs are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

Recently enacted legislation will affect virtually every area of banking and financial regulation. The impact of the regulations is not yet fully known and may not be known for some time. In addition, new regulations to be promulgated pursuant to the legislation could adversely affect the Fund’s investments in money market instruments.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency (the “COTC”) and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Fund, depending upon the principal amount of CDs of each bank held by the Fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation.

Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank.

Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the COTC and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as the Fund, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes.

Repurchase Agreements

Repurchase agreements are agreements under which a Fund purchases securities from a bank or a securities dealer that agrees to repurchase the securities from a Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, a Fund’s right to dispose of the securities may be restricted, or the value of the securities may decline before a Fund is able to dispose of them. In the event of the bankruptcy or insolvency of the seller, a Fund may encounter delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before a Fund is able to dispose of them. If a Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, such Fund may not enjoy protections comparable to those provided to most repurchase agreements under U.S. bankruptcy

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law, and may suffer delays and losses in disposing of the collateral. The Funds have adopted procedures designed to minimize the risks of loss from repurchase agreements.

A Fund’s custodian or a sub-custodian will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from the Funds, the Funds could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Funds might be delayed pending court action. The Funds believe that under the regular procedures normally in effect for custody of a Fund’s portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Trustees.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement.

Reverse Repurchase Agreements

A Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash and involve risks similar to those discussed under “Borrowing” below. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund’s assets.

When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Short Sales

A Fund may effect short sales of securities. A short sale involves the sale of a security that a Fund does not own in anticipation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. When selling short, a Fund must borrow the security sold short and will be obligated to return the security to the lender. This is accomplished by a later purchase of the security by the Fund to close its short position. When a Fund effects a short sale, it must maintain collateral in a segregated account consisting of cash or liquid securities with a value equal to the current market value of the securities sold short less any cash deposited with its broker. A Fund may not sell a security short if, as a result of that sale, the current value of securities sold short by that Fund would exceed 10% of the value of the Fund’s net assets.

The use of short sales is considered a speculative investment practice. The limited use of this practice, however, permits the Funds to pursue opportunities to profit from anticipated declines in the prices of particular securities which in the view of the Adviser are overvalued or are likely to be adversely affected by particular trends or events.

A Fund may also effect short sales “against the box” to hedge against a decline in the value of a security owned by the Fund. These transactions are not subject to the 10% limitation described above. If a Fund effects a short sale against the box, it will set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and hold those securities while the short sale is outstanding.

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Borrowing

A Fund may borrow up to 105% of its total assets for investment purposes (which is a practice known as “leverage”). Leveraging creates an opportunity for increased investment returns, but at the same time, creates special risk considerations. For example, leveraging may exaggerate changes in the net asset value of a Fund’s shares and in the yield on a Fund’s portfolio. Although the principal amount of such borrowings will be fixed, a Fund’s net assets may change in value during the time the borrowing is outstanding. Since any decline in value of a Fund’s investments will be borne entirely by the Fund’s shareholders, the effect of leverage in a declining market would be a greater decrease in net asset value than if such Fund did not use leverage. Leveraging will create interest expenses for a Fund, which can exceed the investment return from the borrowed funds. To the extent the investment return derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s investment return will be greater than if leverage was not used. Conversely, if the investment return from the assets retained with borrowed funds is not sufficient to cover the cost of borrowings, the investment return of the Fund will be less than if leverage was not used. A Fund may also borrow money from banks and enter into reverse repurchase agreements for temporary, extraordinary or emergency purposes, including to make payments to pay redemptions, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

Derivatives

Regulation Regarding Derivatives. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has currently claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA.

A Fund may also have investments in “underlying funds” not advised by the Adviser (which for purposes of the no-action letter referenced below may include certain securitized vehicles and/or mortgage REITs that may invest in CFTC Derivatives). The Adviser has no transparency into the holdings of these underlying funds because they are not advised by the Adviser. To address this issue of lack of transparency, the CFTC staff issued a no-action letter on November 29, 2012 permitting the adviser of a fund that invests in such underlying funds and that would otherwise have filed a claim of exclusion pursuant to Rule 4.5, to delay registration as a “commodity pool operator” until June 30, 2013 or six months from the date on which the CFTC issues additional guidance on the treatment of CFTC Derivatives held by underlying funds. The Adviser has filed a claim with the CFTC to rely on this no-action relief for each Fund (except for the Innovators Fund). The Adviser, depending on additional guidance from the CFTC, may in the future be subject to registration or regulation as a “commodity pool operator” under the CEA with respect of a Fund.

Swaps

Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by a Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. A Fund’s ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.

Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other

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cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). A Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.

Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the counterparty to an equity swap defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the cost of the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, a Fund may suffer a loss. Because equity swaps are normally illiquid, a Fund may be unable to terminate its obligations when desired. When entering into swap contracts, a Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligation under the swap contract.

Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Funds’ exposure, the Funds and the Adviser believe that transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

Use of Futures and Options

A Fund may engage in transactions in options and futures contracts and options on futures contracts. These instruments derive their performance, at least in part, from the performance of an underlying asset or index. The discussion below provides additional information regarding the use of options on stock indices and stock index futures.

Futures Contracts and Options on Futures Contracts. A Fund may invest in stock index futures contracts and options on futures contracts that are traded on a domestic exchange or board of trade. The purpose of entering into a futures contract is to protect a Fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if a Fund anticipates an increase in the price of stocks that it intends to purchase at a later time, the Fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the Fund’s not participating in a market advance. A Fund then may close out the futures contracts by entering into offsetting futures contracts to sell the stock index (known as taking a “short” position) as it purchases individual stocks. A Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when a Fund enters into a long position in a futures contract or an option on a futures contract, it must maintain an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in a Fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract,  a Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

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Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Securities. A Fund may engage in the writing of covered call options. A Fund may also purchase put options and enter into closing transactions.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by a Fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

Generally, a Fund may write (a) in-the-money call options when the Adviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the Adviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the Adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Writing out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions. So long as the obligation of a Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker/dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases in which a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing

25

sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist or may cease to exist. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

In the case of options written by a Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which a Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, a Fund will not bear any market risk because the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Although the Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of call options and purchasing of put and call options, there can be no assurance that a Fund will succeed in its option-writing program.

Stock Index Options. A Fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objectives or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange (“NYSE”) Composite Index or the Canadian Market Portfolio Index, or a narrower market or industry index such as the S&P 100 Index, the NYSE Arca Oil Index or the NYSE Arca Computer Technology Index.

Options on stock indexes are generally similar to options on stock except for the delivery requirements. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or,

26

in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

INVESTMENT RESTRICTIONS

Except as noted, the investment restrictions set forth below are fundamental and may not be changed with respect to a Fund without the affirmative vote of a “majority of the outstanding voting securities” of that Fund. Where an asterisk (*) appears, the relevant policy is non-fundamental with respect to that Fund and may be changed by the Trustees without shareholder approval.

As used in this SAI and in the Prospectus, “a majority of the outstanding voting securities of a Fund” means the lesser of (1) the holders of more than 50% of the outstanding shares of beneficial interest of a Fund or (2) 67% of the shares of a Fund present if more than 50% of the shares are present at a meeting in person or by proxy.

Except as otherwise stated in this SAI or in the Prospectus, if a percentage limitation set forth in an investment policy or restriction of a Fund is adhered to at the time of investment or at the time a Fund engages in a transaction, a subsequent increase or decrease in percentage resulting from a change in value of an investment or position, or a change in the net assets of a Fund, will not result in a violation of such restriction.

For purposes of their policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.”

1. Diversification

With respect to 75% of its total assets, each Fund (except Income & Growth Fund)  may not purchase a security, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if as a result of such purchase, more than 5% of that Fund’s total assets would be invested in the securities of any one issuer, or that Fund would own more than 10% of the voting securities of any one issuer.

The Income & Growth Fund may not invest more than 5% of its total assets, at the time of the investment in question, in the securities of any one issuer other than the U.S. government and its agencies or instrumentalities, except that up to 50% of its total assets may be invested without regard to such 5% limitation.

The SEC has taken the position that, for purposes of the restrictions applicable to a fund’s diversification, investments in securities of other investment companies, including in exchange-traded funds, are considered investments in the portfolio securities of such investment companies.

2. Investment for Purposes of Control or Management

The International Fund may not invest in companies for the purpose of exercising control or management.

3. Purchase of Securities on Margin

The International Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions. A deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

4. Underwriting

Each Fund (except the CAP Fund and Income & Growth Fund) will not underwrite any issue of securities except as it may be deemed an underwriter under the 1933 Act in connection with the sale of securities in accordance with its investment objectives, policies and limitations.

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The CAP Fund and the Income & Growth Fund may not engage in the business of underwriting securities of other issuers.

5. Interests in Oil, Gas or Other Mineral Exploration or Development Programs

Each Fund (except the Global Consumer Fund), may not purchase, sell or invest in interests in oil, gas or other mineral exploration or development programs.

6. Concentration in Any One Industry

Each of the CAP Fund, the International Fund, the Income & Growth Fund, and the Emerging Markets Fund will concentrate its investments in the securities of companies engaged principally in the real estate industry and may invest all of its assets in such securities; however, each of these Funds may temporarily invest less than 25% of its assets in such securities during periods of adverse economic conditions in the real estate industry.

The Infrastructure Fund will concentrate its investments in infrastructure-related issuers.

The Global Consumer Fund will concentrate its investments in consumer products/services-related issuers.

Each of the Foundation Fund, the Dividend Fund, the Innovators Fund, the Transformations Fund and the Accelerating Dividend Fund may not invest more than 25% of its total assets in the securities in any single industry, provided that there shall be no limitation on the purchase of U.S. Government securities.*

The Financial Services Fund will invest more than 25% of its total assets in the securities of institutions in the financial services industry.*

7. Short Sales

Each Fund may effect short sales of securities subject to the limitation that a Fund may not sell a security short if, as a result of such sale, the current value of securities sold short by the Fund would exceed 10% of the Fund’s net assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales “against the box”), this limitation is not applicable.

8. Lending of Funds and Securities

Each Fund may not make loans of money or securities, except to the extent that a Fund may lend money through the purchase of permitted investments, including repurchase agreements. The Foundation Fund and Financial Services Fund may lend securities in accordance with such procedures as may be adopted by the Trustees.

Each Fund may not lend their portfolio securities, unless the borrower is a broker-dealer or financial institution that pledges and maintains collateral with the Fund consisting of cash or securities issued or guaranteed by the U.S. government having a value at all times not less than 100% of the current market-value of the loaned securities, including accrued interest, provided that the aggregate amount of such loans shall not exceed 30% of the Fund’s net assets.

9. Commodities

Each Fund (except the CAP Fund), may not purchase, sell or invest in commodities, provided that this restriction shall not prohibit a Fund from purchasing and selling securities or other instruments backed by commodities or financial futures contracts and related options, including but not limited to, currency futures contracts and stock index futures.

The CAP Fund may not purchase, sell or invest in physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities of other instruments backed by physical commodities).

Because most swaps are now considered interests under the Commodity Exchange Act and its rules, the Funds’ fundamental investment restriction related to investing in commodity interests is being interpreted to permit a Fund to engage in transactions in swaps and options on swaps related to financial instruments, such as securities, securities indexes, currencies and other financial instruments, but not to engage in transactions in swaps related to physical commodities, such as oil or metals.

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10. Real Estate

The CAP Fund, Income & Growth Fund,  Foundation Fund, the Dividend Fund, the Financial Services Fund, the Innovators Fund, the Transformations Fund and the Accelerating Dividend Fund may not purchase, sell or invest in real estate, but may invest in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and may hold and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of a Fund’s ownership of such securities.

The Global Consumer Fund, the International Fund, the Emerging Markets Fund and the Infrastructure Fund may not purchase or invest in real estate or interests in real estate (although each may purchase securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein).

11. Borrowing, Senior Securities, Reverse Repurchase Agreements

Each Fund may not issue senior securities as defined by the 1940 Act, except that a Fund may borrow money from banks and enter into reverse repurchase agreements (i) in the aggregate amount of up to 10% of its total assets to increase its holdings of portfolio securities and (ii) for temporary extraordinary or emergency purposes, subject to the overall limitation that total borrowings by that Fund (including borrowing through reverse repurchase agreements) may not exceed 33 1/3% of the value of a Fund’s total assets (measured in each case at the time of borrowing).

12. Joint Trading

The International Fund may not participate on a joint or joint and several basis in any trading account in any securities. (The “bunching” of orders for the purchase or sale of portfolio securities with the Adviser or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

13. Pledging Assets

Each Fund may not pledge, mortgage, hypothecate or otherwise encumber their assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

14. Investment Objective

The investment objective of each Fund (except for the Global Consumer Fund) is fundamental and may not be changed without the approval of a majority of the outstanding voting securities of that Fund.

15. 80% Investment Policy*

The 80% investment policy of each of the Global Consumer Fund, CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund, Infrastructure Fund, Dividend Fund, Financial Services Fund and Accelerating Dividend Fund may be changed by the Board upon 60 days’ prior notice to shareholders.

PORTFOLIO TURNOVER

For the fiscal years ended October 31, 2012 and 2011, the portfolio turnover rates for the Funds are presented in the table below. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in the Adviser’s investment strategy.

Portfolio Turnover Rates	2011	2012

Global Consumer Fund	7%	13%
CAP Fund	59%	24%
International Fund	20%	12%
Income & Growth Fund	59%	28%
Emerging Markets Fund	58%	102%
Infrastructure Fund	189%	148%

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Foundation Fund	34%	36%
Dividend Fund(1)	358%	258%
Financial Services Fund	73%	120%
Innovators Fund	18%	29%
Transformations Fund	72%	63%
Accelerating Dividend Fund	137%	73%

(1)
Portfolio turnover for the Dividend Fund decreased significantly due in part to a reduction in velocity of the Fund's dividend capture policy, and to the fact that special dividends contributed a larger percentage of the income earned.

MANAGEMENT

The Board has the responsibility for the overall management of each Trust and each Fund, including general supervision and review of each Fund’s investment activities and the stated policies of a Fund. The Board of Trustees elects the officers of the Trusts who are responsible for administering each Trust’s day-to-day operations.

The Trustees, including the Trustees who are not “interested persons” of the Trusts as that term is defined under the 1940 Act (“Independent Trustees”), and executive officers of the Trusts, their ages and principal occupations during the past five years are set forth below. The address of each Trustee and officer is 2500 Westchester Avenue, Suite 215, Purchase, New York 10577.

Independent Trustees

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee in the Past Five Years
H. Guy Leibler (1954)	Independent Trustee	Indefinite, since the Trust’s inception	Private investor since 2007; Vice Chair and Chief Operating Officer, L&L Acquisitions, LLC (2004–2007).	17	Chairman Emeritus, White Plains Hospital Center (1988 to Present); Trustee of each of the Alpine Trusts (1996 to Present).****
Jeffrey E. Wacksman (1960)	Independent Trustee	Indefinite, since 2004	Partner, Loeb, Block & Partners LLP since 1994.	17	Director, International Succession Planning Association; Director, Bondi Icebergs Inc. (Women’s Sportswear); Director, MH Properties, Inc.; Trustee of each of the Alpine Trusts.****
James A. Jacobson (1945)	Independent Trustee	Indefinite, since 2009	Retired, since 2008; Vice Chairman and Managing Director, Spear Leeds & Kellogg Specialists, LLC, (2003-2008).	17	Trustee of Allianz Global Investors Multi-Funds (2009 to Present); Trustee of each of the Alpine Trusts.****

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Eleanor T.M. Hoagland (1951)	Independent Trustee	Indefinite, since October 2012	Principal, VCS Advisory, LLC (since 2011); Chief Compliance Officer and Senior Managing Director of Magni Asset Management LLC (since 2011) and Park Fifth Capital Management LLC (since 2011); Vice President (2008-2010) and CCO (2009-2010), Ameriprise Financial Inc.; Managing Director (2000-2008) and CCO (2004-2008), J. & W. Seligman & Co. Incorporated.	17	Trustee of each of the Alpine Trusts.****

Interested Trustees & Officers

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex**	Other Directorships Held by Trustee
Samuel A. Lieber* (1956)	Interested Trustee and President	Indefinite, since the Trust’s inception	Chief Executive Officer, Alpine Woods Capital Investors, LLC since 1997; President of Alpine Trusts since 1998.	17	Trustee of each of the Alpine Trusts.****
Stephen A. Lieber*** (1925)	Vice President	Indefinite, since the Trust’s inception	Chief Investment Officer, Alpine Woods Capital Investors, LLC since 2003; Chairman and Senior Portfolio Manager, Saxon Woods Advisors, LLC since 1999.	17	N/A
Andrew Pappert (1980)	Secretary	Indefinite, since 2009	Director of Fund Operations, Alpine Woods Capital Investors, LLC since September 2008; Assistant Vice President, Mutual Fund Operations, Credit Suisse Asset Management, LLC (2003-2008).	17	N/A
Susan Norris (1958)	Chief Compliance Officer	Indefinite, Since February 2013	Chief Compliance Officer, Alpine Woods Capital Investors, LLC since February 2013; Compliance Officer, Alpine Woods Capital Investors, LLC 2006-2013.	17	N/A

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Ronald G. Palmer, Jr. (1968)	Chief Financial Officer and Treasurer	Indefinite, since 2010	Chief Financial Officer, Alpine Woods Capital Investors, LLC since 2010; Independent Consultant (2008-2009); Vice President Cash Management and Foreign Exchange, Macquarie Capital Investment Management, LLC (2007-2008); Chief Operating Officer, Macquarie Fund Adviser, LLC (2004-2007).	17	N/A

*	Denotes Trustees who are “interested persons” of the Trusts or Funds under the 1940 Act.
**
Alpine Woods Capital Investors, LLC currently manages seventeen portfolios within the six investment companies that comprise the Alpine Trusts. The Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust are each registered as an open-end management investment company. The Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund are each registered as a closed-end management investment company. The Trustees currently oversee seventeen portfolios within the six Alpine Trusts.

***	Stephen A. Lieber is the father of Samuel A. Lieber.
****
The Trustees identified in this SAI are members of the Board of Trustees for each of the Alpine Equity Trust, Alpine Income Trust, Alpine Series Trust, Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (the “Alpine Trusts”).

The Board believes that each Trustee's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite attributes and skills. The Board also believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties support this conclusion.

In addition, the following specific experience, qualifications, attributes and/or skills apply to each Trustee. Mr. Leibler has substantial experience as a senior executive of an operating company. Mr. Wacksman has substantial experience practicing law and advising clients with respect to various business transactions. Mr. Jacobson has substantial experience as a senior executive of a specialist broker. Ms. Hoagland has over twenty years of experience in the fund and investment advisory business.  Mr. Lieber has been the Chief Executive Officer of the Adviser since its inception and has substantial experience as an executive and portfolio manager and in leadership roles with Alpine Funds and the Adviser. References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise, and shall not impose any greater responsibility or liability on any such person or on the Board as a whole.

The Board has three standing Committees: (1) the Audit Committee, (2) the Valuation Committee and (3) the Nominating Committee. Each Committee consists of all four of the Independent Trustees. Where deemed appropriate, the Board may constitute ad hoc committees.

Mr. Lieber serves as Chairman of the Board and Mr. Leibler serves as Lead Independent Trustee. The Lead Independent Trustee works with the Chairman of the Board to set the agendas for Board meetings. The Lead Independent Trustee also serves as a key point person for interaction between management and the Independent Trustees. The Board has determined that its leadership structure is appropriate. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information between the Independent Trustees and management.

The Audit Committee oversees the scope of the Funds’ audit, the Funds’ accounting and financial reporting policies and practices and its internal controls. The Audit Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Funds’ accounting, auditing and financial reporting practices, the qualifications and independence of the Funds’ independent registered public accounting firm and the Funds’ compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the

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compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to its Adviser and service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee met five times during the fiscal year ended October 31, 2012.

The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, reviewing and approving the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the Board of Trustees. The Valuation Committee met five times during the fiscal year ended October 31, 2012.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and nominating all persons for election or appointment as an Independent Trustee. The Nominating Committee may consider nominees recommended by a shareholder. In evaluating potential nominees, including any nominees recommended by shareholders, the Nominating Committee takes into consideration various factors, including, among any others it may deem relevant, character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Funds and their shareholders. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee met four times during the fiscal year ended October 31, 2012.

Service providers to the Funds, primarily the Adviser, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Funds, the Board oversees risk management of the Funds’ investment program and business affairs. Oversight of the risk management process is part of the Board’s general oversight of the Funds and their service providers.

The Funds are subject to a number of risks, including investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Adviser or various service providers to the Funds employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Funds’ and the Adviser’s Chief Compliance Officer as well as personnel of other service providers, such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. The Board recognizes that not all risks that may affect the Funds can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to inherent limitations.

Compensation

The Fund Complex known as the Alpine Trusts is comprised of six separate registrants consisting of seventeen portfolios. The six separate registrants include the Alpine Equity Trust, Alpine Series Trust and Alpine Income Trust (each registered as an open-end management investment company) and the Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund (each registered as a closed-end management investment company).

Effective March 28, 2012, the Alpine Trusts pay an annual fee to each Trustee who is not an officer or employee of the Adviser or Distributor (or any affiliated company of the Adviser or Distributor) in the amount of $125,000 for the Fund Complex. The Alpine Trusts pay an additional $25,000 annually to the Lead Independent Trustee. Travel expenses of Trustees who are not affiliated persons of the Adviser or the Distributor (or any affiliated company of the Adviser or the Distributor) that are incurred in connection with attending meetings of the Board will also be reimbursed.  Those fees and expenses are divided equally between the six registrants.

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Set forth below for each of the Trustees is the aggregate compensation paid to such Trustees by the Trusts:

Name	Aggregate Compensation from Equity Trust(1)	Aggregate Compensation from Series Trust(1)	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees(2)
Independent Trustee
H. Guy Leibler	$20,000	$20,000	$0	$0	$168,750
Jeffrey E. Wacksman	$16,625	$16,625	$0	$0	$140,000
James A. Jacobson	$16,625	$16,625	$0	$0	$140,000
Eleanor T.M. Hoagland(3)	$0	$0	$0	$0	$31,250
Interested Trustee
Samuel A. Lieber	$0	$0	$0	$0	$0

(1)
Trustees' fees and expenses are allocated among all of the Funds comprising the Trust. For the fiscal year ended October 31, 2012, the Trustees fees and expenses were allocated to each Fund as follows: $212 to the Global Consumer Fund, $5,118 to the CAP Fund, $33,025 to the International Fund, $10,692 to the Income & Growth Fund, $431 to the Emerging Markets Fund, $3,772 to the Infrastructure Fund, $6,571 to the Foundation Fund, $43,812 to the Dividend Fund, $703 to the Financial Services Fund, $1,158 to the Innovators Fund, $699 to the Transformations Fund, and $307 to the Accelerating Dividend Fund.

(2)
These figures represent the annual aggregate compensation by the Fund Complex for the calendar year ended December 31, 2012. The Fund Complex is currently comprised of six separate registrants consisting of seventeen portfolios.

(3)	Ms. Hoagland was appointed as Trustee on October 3, 2012.

Trustee and Officer Ownership of Fund Shares

As of January 31, 2013, Samuel A. Lieber beneficially owned either directly or through an immediate family member 48.70% of the Global Consumer Fund’s shares, 26.54% of the Emerging Market Fund’s shares 3.33% of the Infrastructure Fund’s shares, 4.45% of the CAP Fund’s shares, 2.59% of the International Fund’s shares, 1.90% of the Realty Income & Growth Fund’s shares, 6.42% of the Foundation Fund’s shares, and 1.97% of the Financial Services Fund’s shares. Stephen A. Lieber beneficially owned either directly or through an immediate family member 10.91% of the CAP Fund’s shares, 13.48% of the International Fund’s shares, 48.70% of the Global Consumer Fund’s shares, 2.00% of the Realty Income & Growth Fund’s shares, 2.09% of the Dynamic Dividend Fund’s shares, 2.26% of the Financial Services Fund’s shares, 23.16% of the Innovators Fund’s shares, 45.94% of the Transformation Fund’s shares and 68.58% of the Accelerating Dividend Fund’s shares. All other officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of the Funds.

Set forth below is the dollar range of equity securities of each of the Funds beneficially owned by each Trustee as of January 31, 2013:

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Amount Invested Key
A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. $100,001-$500,000
F. $500,001-$1,000,000
G. Over $1,000,000

	Independent Trustees				Interested Trustee
Dollar Range of Fund Shares Owned	H. Guy Leibler	Jeffrey E. Wacksman	James A. Jacobson	Eleanor T.M. Hoagland	Samuel A. Lieber

Global Consumer Fund	A	A	A	A	G
CAP Fund	A	A	A	A	G
International Fund	A	A	A	A	G
Income & Growth Fund	A	A	A	A	G
Emerging Markets Fund	A	A	A	A	G
Infrastructure Fund	A	D	A	A	G

Foundation Fund	A	A	A	A	G
Dividend Fund	A	A	A	A	G
Financial Services Fund	A	D	A	A	E
Innovators Fund	B	D	A	A	A
Transformations Fund	A	C	A	A	A
Accelerating Dividend Fund	A	A	A	A	A

Total Value of Securities Owned in the Fund Complex*	B	E	A	A	G

*
Includes holdings of each series of the Alpine Equity Trust (Global Consumer Fund, CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund and Infrastructure Fund), the Alpine Series Trust (Foundation Fund, Dividend Fund, Financial Services Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund), the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund), Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund.

As of January 31, 2013, Lieber family beneficial holdings in the three unregistered funds managed by the Adviser included 36.93% of Alpine Woods Growth Values Financial Equities, L.P., 82.59% of Alpine Woods Global Growth Values, L.P. and 65.05% of Alpine Woods Growth Values, L.P.

Other than as set forth in the foregoing table, during the calendar years ended December 31, 2011 or December 31, 2012, no Trustee who is not an interested person of the Trust or immediate family member of such Trustee had:

(i)	any direct or indirect interest in the Adviser or the Distributor of the Funds or their affiliates; or

(ii)	any material interest, direct or indirect in any transaction or series of similar transactions in which the amount involved exceeds $120,000; or

(iii)
any direct or indirect relationship, in which the amount involved exceeds $120,000 including payments for property or services to or from, provision of legal services to, provision of investment banking services to (other than as a participating underwriting in a syndicate); or

35

(iv)	any consulting or other relationship that is substantially similar in nature and scope to the foregoing relationships, with:

(A) the Funds; (B) an officer of the Trust; (C) an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (D) an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) (15 U.S.C. 80a-3(c)(1) and (c)(7)), having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or the Distributor; (E) the Adviser or the Distributor; (F) an officer of the Adviser or the Distributor; (G) a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor; or (H) an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (excluding routine, retail relationships, including credit cards, bank or brokerage accounts, residential mortgages, insurance policies, etc.).

No officer of the Adviser or the Distributor, or officers of persons directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor has served during the two most recently completed calendar years, on the board of directors of a company where an Independent Trustee or immediate family member of such Trustee, was, during the two most recently completed calendar years, an officer.

Control Persons and Principal Holders of Securities

A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any Fund.

Set forth below is information with respect to each person, who, to the Trust’s knowledge, owned beneficially or of record more than 5% of any class of a Fund’s total outstanding shares and their aggregate ownership of such Fund’s total outstanding shares as of January 31, 2013.

Global Consumer Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Samuel A. Lieber	48.70%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Constance E. Lieber	24.35%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Stephen A. Lieber	24.35%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Global Consumer Fund – Class A

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	100%	Record

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CAP Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Essel Foundation	20.97%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Charles Schwab & Co., Inc. 211 Main St. San Francisco, CA 94105-1905	10.78%	Record

Lieber Institute Inc. 2500 Westchester Ave., Suite 215 Purchase, NY 10577-2515	9.61%	Record

Constance E. Lieber	6.54%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

International Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	20.52%	Record

Stephen A. Lieber	10.56%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Mac & Co. Pittsburgh, PA 15230-3198	7.19%	Record

Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	5.47%	Record

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The Northern Trust Co as Custodian FBO Bank of America NA FBO KPMG PO Box 92994 Chicago, IL 60675-2994	5.28%	Record

International Fund – Class A

Name and Address	% of Shares	Type of Ownership
Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	11.93%	Record

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	86.49%	Record

Income & Growth Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Charles Schwab & Co., Inc.	24.10%	Record
211 Main St.
San Francisco, CA 94105-1905

Income & Growth Fund – Class A

Name and Address	% of Shares	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr. E Jacksonville, FL 32246-6484	24.87%	Record

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	75.13%	Record

Emerging Markets Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Borrego Foundation	37.58%	Beneficial
2500 Westchester Ave., Suite 215
Purchase, NY 10577

Samuel A. Lieber	26.54%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Ave., Suite 215
Purchase, NY 10577

UBS WM USA 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	5.34%	Record

38

Emerging Markets Fund – Class A

Name and Address	% of Shares	Type of Ownership
NFS LLC FEBO David L. Walker Rev. Tr. Port St Lucie, FL 34986-3231	6.25%	Record

Raymond James & Assoc. Inc. FBO John H. Gannett Rev. Tr. Ocala, FL 34470-4140	17.16%	Record

UBS WM USA 1000 Harbor Blvd 5th Fl. Weehawken, NJ 07086-6761	10.82%	Record

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	42.49%	Record

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	17.34%	Record

Infrastructure Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
NFS LLC FEBO Candace P. Humphreys Glen Cove, NY 11542-3854	9.86%	Record

UBS WM USA 1000 Harbor Blvd 5th Fl Weehawken, NJ 07086-6761	5.13%	Record

Infrastructure Fund – Class A

Name and Address	% of Shares	Type of Ownership
Independence Trust 325 Bridge St. PO Box 682188 Franklin, TN 37068-2188	5.40%	Record

MSSB FBO Eaddo Hayes Kiernan Greenwich, CT 06831-2639	7.64%	Record

MSS FBO John Hill Dobbs Jr Memphis, TN 38120-4049	18.22%	Record

UBS WM USA 1000 Harbor Blvd., 5th Fl Weehawken, NJ 07086-6761	20.10%	Record

Charles Schwab & Co. Inc. 211 Main St. San Francisco, CA 94105-1905	5.53%	Record

Foundation Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber 30 Year Charitable Trust	38.56%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Lieber Institute Inc. 2500 Westchester Avenue Suite 215 Purchase, NY 10577	12.03%	Record

Alpine Home Builders Equity LP	6.96%	Record
2500 Westchester Avenue Suite 215 Purchase, NY 10577

Essel Foundation	8.53%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Samuel A. Lieber	6.43%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Foundation Fund – Class A

Name and Address	% of Shares	Type of Ownership
Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	100%	Record

39

Dividend Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Charles Schwab & Co., Inc.	20.27%	Record
211 Main St.
San Francisco, CA 94105-1905

TD Ameritrade, Inc.	8.72%	Record
PO Box 2226
Omaha, NE 68103-2226

Dividend Fund – Class A

Name and Address	% of Shares	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	28.94%	Record

RBC Capital Markets LLC Mario Joseph San Paolo Jr. Salinas, CA 93908-9108	38.21%	Record

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	6.34%	Record

Financial Services Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Merrill Lynch Pierce Fenner & Smith 4800 Deer Lake Dr E Jacksonville, FL 32246-6484	16.62%	Record

Daniel P. Tully	13.77%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Charles Schwab & Co., Inc	8.97%	Record
211 Main St.
San Francisco, CA 94105-1905

Financial Services Fund – Class A

Name and Address	% of Shares	Type of Ownership
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	5.31%	Record

Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	6.49%	Record

40

Innovators Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber	11.95%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Daniel P. Tully	11.88%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Constance E. Lieber c/o Alpine Woods Capital Investors, LLC 2500 Westchester Avenue Suite 215 Purchase, NY 10577	11.21%	Beneficial

Essel Foundation	11.21%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Alpine Home Builders Equity LP 2500 Westchester Ave., Suite 215	5.60%	Record
Purchase, NY 10577-2515

Innovators Fund – Class A

Name and Address	% of Shares	Type of Ownership
Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	100%	Record

Transformations Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber	39.95%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Essel Foundation	19.98%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

Constance E. Lieber	5.99%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

41

Transformations Fund – Class A

Name and Address	% of Shares	Type of Ownership
Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	100%	Record

Accelerating Dividend Fund – Institutional Class

Name and Address	% of Shares	Type of Ownership
Stephen A. Lieber	68.58%	Beneficial
c/o Alpine Woods Capital Investors, LLC
2500 Westchester Avenue Suite 215
Purchase, NY 10577

UBS WM USA	6.22%	Record
1000 Harbor Blvd 5th Fl
Weehawken, NJ 07086-6761

Accelerating Dividend Fund – Class A

Name and Address	% of Shares	Type of Ownership
Raymond James & Assoc Inc. FBO Jean A Brennan Ocala, FL 34471-0819	7.29%	Record

Raymond James & Assoc Inc. FBO Julie K Shanks IRA R/O Tampa, FL 33603-3432	7.29%	Record

Raymond James & Assoc Inc. FBO Joann Wilson Reed Plaquemine, LA 70764-2030	7.29%	Record

Alpine Woods Capital Investors LLC 2500 Westchester Ave, Suite 215 Purchase, NY 10577	43.01%	Record

Raymond James & Assoc Inc. Patricia R. Gannett TTEE Ocala, FL 34470-4140	7.40%	Record

Raymond James & Assoc Inc. Genie L. Gannett Manchester, ME 04351-0188	7.67%	Record

INVESTMENT ADVISORY ARRANGEMENTS

The management of each Fund is supervised by the Board of Trustees of the Trusts. Alpine Woods Capital Investors, LLC provides investment advisory services to the Funds pursuant to investment advisory agreements entered into with each Trust (each an “Advisory Agreement”).

The Adviser, located at 2500 Westchester Avenue, Suite 215, Purchase, New York, 10577, is a Delaware limited liability company organized on December 3, 1997. It was formed for the purpose of providing investment advisory and management services to investment companies (including the Funds) and other advisory clients. All membership interests in the Adviser are owned by Alpine Woods, L.P. Samuel A. Lieber has a majority interest in this partnership and is the controlling person of its general partner. He co-founded the Adviser with his father, Stephen A. Lieber.

Under each Advisory Agreement, the Adviser has agreed to furnish reports, statistical and research services and recommendations with respect to each Fund’s portfolio of investments. In addition, the Adviser provides office facilities to each Fund and performs a variety of administrative services. Each Fund bears all of its other expenses and liabilities, including expenses incurred in connection with maintaining its registration under the 1933 Act, and the 1940 Act, printing prospectuses (for existing shareholders) as they are updated, state qualifications, mailings, brokerage, custodian and stock transfer charges, printing, legal and auditing expenses, expenses of shareholders’ meetings and reports to shareholders.

The annual percentage rate and method used in computing the investment advisory fee of each Fund is described in the Prospectus. The advisory fees paid by the Funds to the Adviser for the three most recent fiscal years ended October 31, were as follows:

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	Total Fees Accrued by Adviser	(Fees Waived) / Expenses Recovered	Balance Paid to Adviser
Global Consumer Fund
2012	$21,354	$(84,997)	$(63,643)
2011	$16,691	$(26,927)	$(10,236)
2010 *
CAP Fund
2012	$515,745	$0	$515,745
2011	$592,668	$0	$592,668
2010	$592,242	$0	$592,242
International Fund
2012	$3,066,833	$0	$3,066,833
2011	$5,122,926	$0	$5,122,926
2010	$6,099,716	$0	$6,099,716
Income & Growth Fund
2012	$1,069,609	$0	$1,069,609
2011	$1,081,212	$0	$1,081,212
2010	$1,011,595	$0	$1,011,595
Emerging Markets Fund
2012	$41,284	$(65,965)	$(24,681)
2011	$46,012	$(48,844)	$(2,832)
2010	$23,810	$(31,563)	$(7,753)
Infrastructure Fund
2012	$418,102	$(343)	$417,759
2011	$113,930	$(27,165)	$86,765
2010	$18,473	$(30,973)	$(12,500)
Foundation Fund
2012	$638,190	$0	$638,190
2011	$641,248	$0	$641,248
2010	$604,697	$0	$604,697
Dividend Fund
2012	$3,947,853	$0	$3,947,853
2011	$5,941,710	$0	$5,941,710
2010	$6,571,947	$0	$6,571,947
Financial Services Fund
2012	$76,921	$(42,851)	$34,070
2011	$81,328	$(32,910)	$48,418
2010	$83,737	$(34,708)	$49,029
Innovators Fund
2012	$114,447	$(35,981)	$78,466
2011	$113,583	$(20,239)	$93,344
2010	$115,687	$(29,521)	$86,166
Transformations Fund
2012	$67,541	$(42,826)	$(24,715)
2011	$63,733	$(21,099)	$42,634
2010	$46,838	$(37,330)	$9,508
Accelerating Dividend Fund
2012	$26,533	$(51,048)	$(24,515)
2011	$27,216	$(35,094)	$(7,878)
2010	$21,132	$(28,493)	$(7,361)

* The Global Consumer Fund commenced operations on December 29, 2010.

Each Advisory Agreement is terminable, without the payment of any penalty, on sixty days’ written notice, by a vote of the holders of a majority of a Fund’s outstanding shares, by a vote of a majority of the Trustees or by the Adviser. Each Advisory Agreement provides that it will automatically terminate in the event of its assignment. Each Advisory Agreement provides in substance that the Adviser shall not be liable for any action or failure to act in

43

accordance with its duties thereunder in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or of reckless disregard of its obligations thereunder.

The Global Consumer Fund’s Advisory Agreement became effective on December 17, 2010, and was approved by the persons then serving as Trustees, including a majority of the Independent Trustees on December 17, 2010. The CAP Fund’s and the International Fund’s Advisory Agreements became effective on February 17, 1998. The Advisory Agreements were approved by the persons then serving as Trustees, including a majority of the Independent Trustees, on December 17, 1997 and were approved by shareholders of each Fund at a meeting held on February 17, 1998. The Income & Growth Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, on April 13, 1998. The Advisory Agreements for the Emerging Markets Fund and the Infrastructure Fund each have an initial term of two years and were approved by the Trustees, including a majority of the Independent Trustees, on September 22, 2008. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

The Foundation Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on June 4, 2001. The Dividend Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees on September 23, 2003, and by its initial shareholder on August 28, 2003. The Financial Services Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on March 21, 2005. The Innovators Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on June 23, 2006. The Transformations Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on December 17, 2007. The Accelerating Dividend Fund’s Advisory Agreement was approved by the Trustees, including a majority of the Independent Trustees, and by its initial shareholder on September 22, 2008. Each Advisory Agreement may be continued in effect from year to year after its initial term, provided that its continuance is approved annually by the Trustees or by a majority of the outstanding voting shares of the Fund, and in each case is also approved by a majority of the Independent Trustees by vote cast in person at a meeting duly called for the purpose of voting on such approval.

The Adviser has agreed contractually to waive its fees and to absorb expenses each of the Funds (except for CAP Fund and International Fund) to the extent necessary to assure that ordinary operating expenses of the Funds (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.35% (Institutional Class) and 1.60% (Class A) of each of the Fund’s average net assets.

Prior to December 31, 2012, the Adviser had agreed contractually to waive and/or reimburse expenses of the Income & Growth Fund so that total annual fund operating expenses (including 12b-1 fees, but excluding interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed annually 1.50% of the average net assets of the Institutional Class and 1.75% of the average net assets of the Class A shares.

The Adviser may recapture amounts waived and/or reimbursed to a class if such recapture occurs within three years of the waiver and/or reimbursement and does not cause the total annual fund operating expenses of the Fund for any year to exceed the limits described above. This arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination. Waived expenses subject to potential recovery by year of expiration are as follows:

Year of Expiration	Financial Services Fund	Innovators Fund	Transformations Fund	Accelerating Dividend Fund
10/31/13	$34,708	$29,521	$37,330	$28,493
10/31/14	$32,910	$20,239	$21,099	$35,094
10/31/15	$42,851	$35,981	$42,826	$51,048

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	Emerging Markets Fund	Infrastructure Fund	Global Consumer Fund
10/31/13	$31,563	$30,973	$0
10/31/14	$48,844	$27,165	$26,927
10/31/15	$65,965	$0	$84,997

Trade Allocations

Securities considered as investments for a Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. If transactions on behalf of more than one fund during the same period increase the demand for securities purchased or the supply of securities sold, there may be an adverse effect on price or quantity. In addition, under its arrangements with the three unregistered funds that it manages, the General Partner of the unregistered funds, which is an affiliate of the Adviser, is entitled to receive an incentive allocation to the extent that returns for any of those funds exceed a threshold return. This may create an incentive for the Adviser to allocate attractive investment opportunities to such funds.  The Adviser has adopted a trade allocation policy to prohibit any allocation of trades in a manner that would permit the Adviser’s proprietary accounts (including any of the Funds or unregistered funds where at least 10% of account’s assets belong to the Adviser or Messrs. Samuel or Stephen Lieber, their family members and accounts for the benefit of such family members), affiliated accounts, or any particular Fund(s) and/or other investment account(s)  to receive more favorable treatment than any other Fund(s) and/or other investment account(s). The Adviser may aggregate trade orders in order for the Fund(s) and/or other investment account(s)  to receive the benefits of volume pricing and the sharing of trading costs. If the aggregated order is filled in its entirety, it will be allocated among the Fund(s) and/or other investment account(s)  in accordance with the stated allocation on the trade ticket at the average price obtained for all executions for the same security on the same side of the market on the same day; if the order is partially filled, it will generally be allocated pro rata in proportion to the individual Fund(s)’ and/or other investment account(s) original stated allocations listed in the trade order ticket.  Notwithstanding the requirements described above, the Adviser’s trade allocation policy permits occasional instances where an order may have a final allocation different from that specified on the trade ticket. This differential is permitted as long as, over time, all participating Fund(s) and/or other investment account(s) receive fair and equitable treatment. With regard to the allocation of shares of Initial Public Offerings (“IPOs”), Fund(s) and/or other investment account(s) may participate in allocations received by the Adviser in shares of IPOs (neither clients of the Advisor’s affiliate, Saxon Woods, nor the Adviser’s unregistered funds participate in IPOs).  The Adviser’s policy and practice is to allocate IPO shares fairly among its eligible Fund(s) and other investment account(s). In the event that a full allocation is not received, shares will generally be allocated pro rata in proportion to the individual Fund(s) and/or other investment account(s)’ written indications of interest. However, the Chief investment Officer or his designee (e.g. IPO Coordinator) may reduce a portfolio manager’s indications of interest by giving special consideration to the Fund(s) and/or other investment account(s) who intend to hold an IPO long term and/or whose investment objectives are closely aligned to the specific characteristics of the IPOs (e.g. an industry sector specific fund is in the same industry sector of the IPO, market geography, income and growth potential, market-cap, risk and/or company specific characteristics). In such instances, any adjustments to the indications of interest will be reflected on the written indications of interest form and approved by the Chief Investment Officer or designee and the Chief Compliance Officer.

While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Trustees that the benefits of these policies outweigh any potential disadvantages that may arise from exposure to simultaneous transactions.

Investments in IPOs

It is the Adviser’s discretionary policy not to invest a Fund’s assets in the initial public offering of an issuer’s securities (“IPOs”), if, in aggregate, 10% or greater of such Fund’s shares are owned by the Adviser or principals of the Adviser (the percentage of ownership will be calculated within 10 business days of each month-end based on ownership as of the last business day of the previous month). As of the date of this Statement of Additional Information, this policy prohibits the following Funds from investing in IPOs: Global Consumer Fund, CAP Fund, International Fund, Emerging Markets Fund, Foundation Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund.  However, this list remains subject to change upon each monthly calculation of ownership as described above.

The Funds have adopted procedures under Rule 17a-7 of the 1940 Act to permit purchase and sales transactions to be effected between each Fund and other series of the open-end Trusts or between a Fund and certain other accounts that

45

are managed by the Adviser. Each Fund may from time to time engage in such transactions in accordance with these procedures.

PORTFOLIO MANAGERS

		Equity					Series
Portfolio Manager	Global Consumer	CAP	International	Income & Growth	Emerging Markets	Infra-structure	Foundation	Dividend	Financial Services	Innovators	Transfor-mations	Accelerating Dividend

Samuel A. Lieber	*	**	**		*	*	*			*
Stephen A. Lieber							*		*	*	*
Joshua Duitz						*		*
Robert Gadsden				**
Brian Hennessey								*
Sarah Hunt										A	*
Bryan Keane	*											*
Andrew Kohl									A			*
Peter J. Kovalski									*
Joel Wells					*

** - Portfolio manager
* - Co-portfolio manager
A – Associate portfolio manager

The following tables show the number of other accounts managed by the portfolio managers and the total assets in the accounts managed within various categories as of January 31, 2013.

Samuel A. Lieber			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	$717.3	0	$0
Other Pooled Investments	2	$130.9	0(1)	$0
Other Accounts	0	$0	0	$0

Stephen A. Lieber			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	3	$136.7	0(1)	$0
Other Accounts	0	$0	0	$0

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(1)	There is a fixed advisory fee for these accounts. Under certain circumstances an incentive fee can be earned by an affiliate of the adviser based on performance.

Joshua Duitz			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	2	$1,153.8	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Robert W. Gadsden			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Brian Hennessey			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	2	$1,153.8	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Sarah Hunt			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

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Bryan Keane			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Kohl			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Peter J. Kovalski			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	0	$0	0	$0
Other Pooled Investments	1	$5.7	0(1)	$0
Other Accounts	0	$0	0	$0

(1)	There is a fixed advisory fee for this account. Under certain circumstances an incentive fee can be earned by an affiliate of the adviser based on performance.

Joel Wells			with Advisory Fee based on performance
Type of Accounts	Number of Accounts	Total Assets ($ in millions)	Number of Accounts	Total Assets ($ in millions)
Registered Investment Companies	1	$717.3	0	$0
Other Pooled Investments	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material Conflicts of Interest. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio managers, including unregistered funds, the portfolio managers will proceed in a manner that ensures that a Fund will not be treated materially less favorably. There may be instances where similar portfolio transactions may be executed for the same security for more than one account managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation. The Adviser’s compensation and incentive program varies by professional and discipline. A portfolio manager’s compensation is comprised of a fixed base salary and a bonus.  The base salary is not based on the value of the assets managed but rather on the individual portfolio manager's experience and responsibilities. The bonus also

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varies by individual and is based upon criteria that  incorporate the Adviser’s assessment of a Fund’s  performance relative to returns of comparable mutual funds tracked by Lipper Analytical Services, Inc, Morningstar or Bloomberg LLP, as well as the portfolio manager’s corporate citizenship and overall contribution to the Firm.

Securities Owned in the Funds by Portfolio Managers. As of January 31, 2013, the portfolio managers owned the following equity securities in the Funds:

Dollar Range of Equity Securities
Amount Invested Key

A.	None
B.	$1-$10,000
C.	$10,001-$50,000
D.	$50,001-$100,000
E.	$100,001-$500,000
F.	$500,001-$1,000,000
G.	Over $1,000,000

Portfolio Manager	Global Consumer	CAP	International	Income & Growth	Emerging Markets	Infrastructure	Foundation	Dividend	Financial Services	Innovators	Transformations	Accelerating Dividend	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Portfolio Manager in Family of Investment Companies*
Samuel A. Lieber	G	G	G	G	G	G	G	G	E	A	A	A	G
Stephen A. Lieber	G	G	G	G	A	A	A	G	E	G	G	G	G
Joshua Duitz	A	A	A	A	A	E	A	A	A	A	A	A	E
Robert Gadsden	A	A	A	E	A	A	E	A	E	A	A	A	F
Brian Hennessey	A	A	A	A	A	A	A	C	A	A	A	A	C
Sarah Hunt	A	A	B	A	A	A	A	B	A	C	B	A	C
Bryan Keane	C	A	A	A	A	A	A	B	A	A	A	A	C
Andrew Kohl	A	A	A	A	A	A	A	A	A	A	A	A	B
Peter J. Kovalski	A	A	A	A	A	A	A	A	E	B	A	A	E
Joel Wells	A	A	B	B	C	A	A	B	A	A	A	A	D

*
Includes holdings of each series of the Alpine Equity Trust (Global Consumer Fund, CAP Fund, International Fund, Income & Growth Fund, Emerging Markets Fund and Infrastructure Fund), the Alpine Series Trust (Foundation Fund, Dividend Fund, Financial Services Fund, Innovators Fund, Transformations Fund and Accelerating Dividend Fund), the Alpine Income Trust (Alpine Municipal Money Market Fund and Alpine Ultra Short Tax Optimized Income Fund), Alpine Global Dynamic Dividend Fund, Alpine Total Dynamic Dividend Fund and Alpine Global Premier Properties Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING

Distributor

Each Fund has entered into a distribution agreement with Quasar Distributors, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202 (the “Distributor”). The Distributor’s obligation is an agency or “best efforts” arrangement under which the Distributor will use best efforts to effect sales of shares of each Fund, but is not obligated to sell any certain number of shares. The public offering of each Fund’s shares is continuous. The distribution agreement is renewable from year to year if approved (a) by the Board or the vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of a Fund, and (b) by a majority vote of the Board who are not “interested persons” of any party to the distribution agreement, cast in person at a meeting called for the purpose of voting on such approval.

Distribution Plan

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes payments by the Class A shares of the Funds in connection with the distribution of shares as follows:

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Class A	Distribution and Service (12b-1) Fee (as a % of average daily net assets)
Global Consumer Fund	0.25%
International Fund	0.25%
Income & Growth Fund	0.25%
Emerging Markets Fund	0.25%
Infrastructure Fund	0.25%
Foundation Fund	0.25%
Dividend Fund	0.25%
Financial Services Fund	0.25%
Innovators Fund	0.25%
Transformations Fund	0.25%
Accelerating Dividend Fund	0.25%

Payments may be made by the Class A shares under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which the Fund (or class) may finance without the Plan, the Class A shares may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Fund regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Fund’s expenses from what they would otherwise be.

The Plan is subject to the provisions of Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Independent Trustees, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Independent Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

In their consideration of the Plan, the Board, including a majority of the Independent Trustees, considered all factors they deemed relevant and concluded that there is reasonable likelihood that the Plan will benefit each Fund and its shareholders.

No interested person of the Trust, the Funds, or any Independent Trustee has any direct or indirect financial interest in the operation of the Plans except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan.

The Funds may enter into agreements with certain organizations that provide various services to Fund shareholders. Pursuant to such agreements, organizations that provide shareholder services may be entitled to receive fees from the Fund at an annual rate of up to 0.25% of the average daily net assets of the shares covered by their respective agreements for shareholder support pursuant to the Plan. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

During the fiscal year ended October 31, 2012, the Fund paid the following Rule 12b-1 fees, all of which were paid to the Distributor:

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Class A (1)	Distribution and Service (12b-1) Fee
Global Consumer Fund	$236
International Fund	$238
Income & Growth Fund	$233
Emerging Markets Fund	$249
Infrastructure Fund	$1,231
Foundation Fund	$221
Dividend Fund	$684
Financial Services Fund	$1,079
Innovators Fund	$265
Transformations Fund	$227
Accelerating Dividend Fund	$325

(1)	Class A commenced operations on December 30, 2011.

The Adviser may pay out of its own legitimate profits similar amounts to investors or sellers of the Funds’ shares.

SERVICE PROVIDERS

Transfer Agent

Boston Financial Data Services, Inc., PO Box 8061, Boston, MA 02266, acts as each Fund’s transfer agent and dividend-disbursing agent.

Administrator and Fund Accountant

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, acts as each Fund’s administrator and fund accountant and assists in the supervision of all aspects of the operations of the Fund (except those performed by the Adviser or the Custodian); preparing certain period reports; assisting in the preparation of tax returns; and preparing materials for use in connection with meetings of Trustees and shareholders. Prior to December 13, 2010, U.S. Bancorp Fund Services, LLC, located at 615 East Michigan Street, Milwaukee, WI 53202, acted as each Fund’s, except the Global Consumer Fund’s, transfer agent and dividend-disbursing agent and provided administration and accounting services to the Funds.

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Custodian

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, acts as each Fund’s custodian. Prior to December 1, 2010, U.S. Bank N.A., 1555 N. River Center Dr., Suite 302, Milwaukee, WI 53212, acted as each Fund’s, except the Global Consumer Fund’s, transfer agent and dividend-disbursing agent and provided administration and accounting services to the Funds.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 500 College Road East, Princeton, NJ 08540, is the independent registered public accounting firm of the Funds.

Fund Counsel

Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, serves as counsel to the Trust and each of the Funds.

ALLOCATION OF BROKERAGE

Decisions regarding the placement of orders to purchase and sell investments for the Funds are made by the Adviser. A substantial portion of the transactions in equity securities for the CAP Fund, the Income & Growth Fund, the Foundation Fund, the Innovators Fund, the Transformations Fund and the Accelerating Dividend Fund will occur on domestic stock exchanges. A substantial portion of the transactions in equity securities for the International Fund, the Emerging Markets Fund, the Infrastructure Fund, the Dividend Fund and the Financial Services Fund will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States and some foreign exchanges, these commissions are negotiated. However, on many foreign stock exchanges these commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Over-the-counter transactions will generally be placed directly with a principal market maker, although a Fund may place an over-the-counter order with a broker-dealer if a better price (including commission) and execution are available.

It is anticipated that most purchase and sale transactions involving fixed income securities will be with the issuer or an underwriter or with major dealers in such securities acting as principals. Such transactions are normally effected on a net basis and generally do not involve payment of brokerage commissions. However, the cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter. Purchases or sales from dealers will normally reflect the spread between the bid and ask price.

The policy of the Funds regarding transactions for purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions, which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser may rely on its experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In seeking to implement the Funds’ policies, the Adviser places transactions with those brokers and dealers who it believes provide the most favorable prices and which are capable of providing efficient executions. If the Adviser believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing transactions with those brokers and dealers who also furnish research or research related services to the Funds or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of securities. The information and services received by the Adviser from brokers and dealers may be of benefit in the management of accounts of other clients and may not in all cases benefit all or any Fund directly. While such services are useful and important in supplementing its own research and facilities, the Adviser believes the value of such services is not determinable and does not significantly reduce its expenses.

The Funds paid the following amounts in brokerage commissions for the past three fiscal years ended October 31:

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	2012	2011	2010
Global Consumer Fund	$532	$1,754	N/A
CAP Fund	$64,131	$150,780	$232,057
International Fund	$352,275	$636,667	$1,212,568
Income & Growth Fund	$69,507	$140,501	$173,165
Emerging Markets Fund	$16,348	$15,125	$8,834
Infrastructure Fund	$135,149	$58,862	$19,427
Foundation Fund	$25,933	$32,085	$28,221
Dividend Fund	$2,159,208	$4,717,461	$7,223,234
Financial Services Fund	$16,061	$19,587	$28,150
Innovators Fund	$7,077	$3,862	$9,920
Transformations Fund	$6,490	$6,286	$5,447
Accelerating Dividend Fund	$2,822	$5,718	$7,054

The value of each Fund’s aggregate holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) if any portion of such holdings were purchased during the fiscal year ended October 31, 2012 are as follows:

Fund Name	Regular Broker/Dealer	Debt/Equity	Aggregate Holdings
Global Consumer Fund	-	-	-
CAP Fund	State Street Corp.	Debt	$4,929,000
International Fund	-	-	-
Income & Growth Fund	-	-	-
Emerging Markets Fund	-	-	-
Infrastructure Fund	State Street Corp.	Debt	$2,611,000
Foundation Fund	State Street Corp.	Debt	$3,831,000
Dividend Fund	JPMorgan Chase & Co. Bank of America Corp. State Street Corp.	Equity Equity Debt	$6,892,330 $5,479,321 $4,822,000
Financial Services Fund	State Street Corp.	Debt	$1,492,000
Innovators Fund	State Street Corp.	Debt	$578,000
Transformations Fund	State Street Corp.	Debt	$206,000
Accelerating Dividend Fund	Citigroup, Inc. State Street Corp.	Equity Debt	$29,912 $154,000

PORTFOLIO TRANSACTIONS

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer that provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. The Adviser will only engage in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e) of the 1934 Act.

The Adviser’s research service payment program would use commissions to purchase research services with “intellectual content” such as, statistical, research, and other factual information or services. Examples of these types of research services include: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. If the function or usage of a research service may in part fall outside the “intellectual content” criteria (such as accounting or marketing functions), then the Adviser will only use commissions to pay the portion of the service or research that assists it in the investment decision-making process, but will not use commissions to pay for that portion of a service that provides it with non-“intellectual content.”

Arrangements for the receipt of research services from brokers may create conflicts of interest, such as reducing the expenses of the Adviser or increasing a Fund’s commission costs. Research services furnished to the Adviser by brokers that effect securities transactions for the Funds may be used by the Adviser in servicing other investment companies and accounts which the Adviser manages. Similarly, research services furnished to the Adviser by brokers that effect securities transactions for other investment companies and accounts which the Adviser manages may be used by the Adviser in servicing the Funds. Not all of these research services are used by the Adviser in managing any particular account, including the Funds.

PORTFOLIO HOLDINGS INFORMATION

The Adviser and the Funds maintain portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. These portfolio holdings disclosure policies have been approved by the Board. The Funds post their complete portfolio holdings at www.alpinefunds.com on a quarterly basis. The Funds intend to post their complete portfolio

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holdings 45 calendar days following the quarter-end.  The Funds intend to make their top ten holdings available at www.alpinefunds.com on a monthly basis. The Funds intend to post this information 10 days following each month-end. Such information will remain available until the next month’s or quarter’s holdings are posted.

From time to time rating and ranking organizations such as Standard & Poor’s and Morningstar, Inc. may request complete portfolio holdings information in connection with rating the Funds. Similarly, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds’ portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. To prevent such parties from potentially misusing portfolio holdings information, the Funds will generally only disclose such information as of the end of the most recent calendar quarter, with a lag of at least thirty days, as described above. In addition, the Funds’ CCO, or a designated officer of the Trust, may grant exceptions to permit additional disclosure of portfolio holdings information at differing times and with differing lag times to rating agencies and to pension plan sponsors and/or their consultants, provided that (1) the recipient is subject to a confidentiality agreement, (2) the recipient will utilize the information to reach certain conclusions about the investment management characteristics of the Funds and will not use the information to facilitate or assist in any investment program, and (3) the recipient will not provide access to third parties to this information. Rating and ranking organizations, the Funds’ service providers and pension plan sponsors and/or their consultants and any other entity are subject to these restrictions.

In addition, the Funds’ service providers may receive portfolio holdings information in connection with their services to the Funds. In no event shall the Adviser, its affiliates or employees, or the Funds receive any direct or indirect compensation in connection with the disclosure of information about the Funds’ portfolio holdings.

The furnishing of non-public portfolio holdings information to any third party (other than authorized governmental and regulatory personnel) requires the approval of the CCO. The CCO or a designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of a Fund and its shareholders. No consideration may be received by the Funds, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

TAX INFORMATION

(See also “Dividends, Distributions and Taxes” in the Prospectus)

The following is a summary discussion of the material U.S. federal income tax consequences that may be relevant to a shareholder of acquiring, holding and disposing of shares of a Fund. This discussion does not address the special tax rules applicable to certain classes of investors, such as tax-exempt entities, foreign investors, insurance companies and financial institutions. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations (possibly with retroactive effect). No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in a Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

Each Fund intends to qualify for and elect the tax treatment applicable to regulated investment companies (“RIC”) under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service (the “IRS”).) In order to qualify as a RIC, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies and net income from interests in “qualified publicly traded partnerships” (as defined in the Code); and (b) diversify its holdings so that, at the end of each quarter

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of each taxable year, (i) at least 50% of the market value of each Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs and other securities limited in respect of any one issuer, to an amount not greater than 5% of each Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities and securities of other regulated investment companies) of (i) any one issuer; (ii) any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same business or similar or related trades or businesses or (iii) any one or more “qualified publicly traded partnerships” (as defined in the Code); and (c) distribute at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income (as defined in the Code, but without regard to the deduction for dividends paid) for such taxable year in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income tax. By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from a Fund’s current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as dividend income. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If the Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Dividends and other distributions by the Fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing of appropriate returns or claims for refund.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses realized after October and its late-year ordinary losses (defined as the excess of post-October foreign currency and passive foreign investment companies (“PFIC”) losses and other post-December ordinary losses over post-October foreign currency and PFIC gains and other post-December ordinary income) until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October (or December) may affect the tax character of shareholder distributions.

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Dividends paid by a Fund from investment company taxable income generally will be taxed to the shareholders as ordinary income or, as discussed below, qualified dividend income, as applicable. Investment company taxable income includes net investment income and net realized short-term gains (if any). Any dividends received by a Fund from domestic corporations will constitute a portion of the Fund’s gross investment income. This portion of the dividends paid by a Fund may qualify for the dividends-received deduction for shareholders that are U.S. corporations. Shareholders will be informed of the amounts of dividends which so qualify.

Distributions of the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders (who are not exempt from tax) as long-term capital gain, regardless of the length of time the shares of a Fund have been held by such shareholders. Short-term capital gains distributions are taxable to shareholders who are not exempt from tax as ordinary income or qualified dividend income, as discussed below.

Distributions will be taxable as described above to shareholders (who are not exempt from tax), whether made in shares or in cash. Shareholders that receive distributions in the form of additional shares will generally be treated as having received taxable distributions and will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

Certain income distributions paid by a Fund to individual or other non-corporate taxpayers are taxed at rates equal to those applicable to net long-term capital gains. This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by a Fund from certain corporations and qualifying foreign corporations, provided that a Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Substitute payments received in lieu of dividends for securities lent out will not constitute qualified dividend income nor qualify for the dividends received deduction (see above).

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions by each Fund result in a reduction in the net asset value of such Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution nevertheless would be taxable as ordinary income or capital gain as described above to shareholders (who are not exempt from tax), even though, from an investment standpoint, it may constitute a return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive what is in effect a return of capital upon the distribution which will nevertheless be taxable to shareholders subject to taxes.

Upon a sale or exchange of its shares, a shareholder will realize a taxable gain or loss depending on its basis in the shares. Such gain or loss will be treated as a capital gain or loss if the shares are capital assets in the investor’s hands and will be a long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent shares disposed of are replaced within a period of sixty-one days beginning thirty days before and ending thirty days after the shares are disposed of.

All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax adviser to determine the state and local tax implications of a Fund’s distributions.

Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by a Fund. The backup withholding rate is 28%. If

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the backup withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions. The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax-exempt organizations and foreign persons).

Beginning in 2013, a 3.8% Medicare contribution tax is imposed on net investment income including among other things, interest, dividends and net gains from investments,  of U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly), and estates and trusts.

Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund.

Special Tax Considerations

Each Fund maintains accounts and calculates income in U.S. dollars. In general, a Fund’s transactions in foreign-currency denominated debt obligations and certain foreign currency options, futures contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in value of a foreign currency.

Each Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) are subject to special provisions of the Code that, among other things, may affect the character of gains and losses of the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its transactions, make appropriate tax elections and make appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules. The Funds anticipate that their hedging activities will not adversely affect their RIC status.

Each Fund’s investments in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

In general, gain or loss on a short sale is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in a Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.

Income received by a Fund from sources within various foreign countries may be subject to foreign income tax and withholding. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to “pass through” to the Fund’s shareholders the amount of

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foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (a) to treat a proportionate share of dividends paid by the Fund which represent foreign source income received by the Fund plus the foreign taxes paid by the Fund as foreign source income; and (b) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

Each Fund intends to meet for each taxable year the requirements of the Code to “pass through” to its shareholders foreign income taxes paid if it is determined by the Adviser to be beneficial to do so. There can be no assurance that the Fund will be able to pass through foreign income taxes paid. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund whether the foreign taxes paid by the Fund will pass through for that year, and, if so, the amount of each shareholder’s pro-rata share (by country) of (i) the foreign taxes paid and (ii) the Fund’s gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under Section 401 of the Code, generally will not be affected by any such “pass through” of foreign tax credits.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a Fund were to elect otherwise.

If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during the Fund’s taxable year, and the Fund satisfies the minimum distribution requirement, the Fund may elect for federal income tax purposes to pass through to shareholders tax credits otherwise allowable to the Fund for that year with respect to such bonds. A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “Build America Bond” or certain other specified bonds. If a Fund were to make an election, a shareholder of the Fund would be required to include in income and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits. Certain limitations may apply on the extent to which the credit may be claimed.

Each Fund may invest in equity interests of certain entities that may qualify as PFIC. Generally, the income of such companies may become taxable to the Fund prior to the receipt of distributions, or, alternatively, income taxes and interest charges may be imposed on the Fund on “excess distributions” received by the Fund or on gain from the disposition of such investments by the Fund. The Code generally allows the Funds to elect to mark-to-market and recognize gains on such investments at each Fund’s taxable year end. Each Fund will take steps to minimize income taxes and interest charges arising from such investments. Application of these rules may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding federal income and excise taxes. Each Fund will monitor its investments in equity interests in PFIC to ensure its ability to comply with these distribution requirements.

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Foreign Shareholders

In the event that the Fund were to experience an ownership change as defined under the Code, the Fund’s loss carryforwards if any may be subject to limitation.

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Dividends paid by a Fund to foreign shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a foreign shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the foreign shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the foreign shareholder were a U.S. shareholder. A foreign corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A foreign shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, federal withholding tax will not apply to any gain or income realized by a foreign shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of the Fund.

If a Fund’s direct or indirect interests in U.S. real property were to exceed certain levels, distributions to a foreign shareholder from the Fund attributable to a REIT’s distribution to the Fund of gain from a sale or exchange of a U.S. real property interest and, in the case of a foreign shareholder owning more than 5% of the class of shares throughout either such person’s holding period for the redeemed shares or, if shorter, the previous five years, the gain on redemption will be treated as real property gain subject to additional taxes or withholding and may result in the foreign shareholder having additional filing requirements.

For taxable years beginning before January 1, 2014, properly-reported dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long- term capital loss for such taxable year). However, depending on its circumstances, a Fund may report all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

For taxable years beginning before January 1, 2014, distributions that a Fund reports as “short-term capital gains dividends” or “long-term capital gains dividends” may not be treated as such to a recipient foreign shareholder if the distribution is attributable to gain received from the sale or exchange of U.S. real property or an interest in a U.S. real property holding corporation and the foreign shareholder has not owned more than 5% of the outstanding shares of the Fund at any time during the one-year period ending on the date of distribution. Such distributions will be subject to 30% withholding by the Fund and will be treated as ordinary dividends to the foreign shareholder.

Beginning in 2014 a 30% withholding tax will be imposed on dividends and, beginning in 2017, redemption proceeds paid, to (i) certain foreign financial institutions and investment funds unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and impending legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to either provide the name, address, and taxpayer identification number of each substantial

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U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS.

The foregoing is only a general discussion of some of the special tax considerations that may apply to a Fund. Shareholders in a Fund are advised to consult with their own tax advisers with respect to the tax considerations, including federal, state and local and foreign tax considerations.

NET ASSET VALUE

The following information supplements that set forth in the Prospectus in the Section titled “MANAGEMENT OF THE FUNDS - How the Funds Value Their Shares.”

The net asset value of a Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (normally, 4:00 p.m. Eastern Time) each business day.

The net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in that Fund outstanding at such time, as shown below:

Net Assets	=	Net Asset Value per share
Shares Outstanding

Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”), are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.

Each security traded in the over-the-counter market and quoted on the NASDAQ National Market System, is valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or lacking an NOCP, the last current reported sale price as of the time of valuation by NASDAQ, or lacking any current reported sale on NASDAQ at the time of valuation, at the mean between the most recent bid and asked quotations.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Except for short-term debt instruments, debt securities are valued by using the closing bid as provided by an independent third-party pricing services or sources (each, a “Pricing Service”). If the closing bid is not readily available, the Pricing Service may provide a price determined by a matrix pricing method. The Pricing Service will provide the pricing information used to calculate the NAV of each Fund. Should Pricing Service pricing information not be readily available for an individual security, the “fair value” of a security or other asset of the fund will be determined utilizing Board approved guidelines. Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than sixty (60) days are valued at amortized cost, unless the Adviser believes that another valuation is more appropriate. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

The valuations of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). The fund uses a fair value model developed by an independent third party pricing service to value foreign equity securities on days when a certain percentage change in the value of a domestic equity security index suggests that the closing prices on foreign exchanges.

Securities that are principally traded in a foreign market are valued at the last current sale price at the time of valuation or lacking any current or reported sale, at the time of valuation, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading in securities on many non-

60

U.S. securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s net asset value is not calculated. As stated above, if market prices are not readily available or are not reflective of the fair value of the security, the security will be priced at a fair value.

Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

In absence of a price or the occurrence of events that occur after a foreign exchange closes that affect the value of certain holdings, the “fair value” shall be determined utilizing Board approved guidelines.

An example of how the Funds calculated its net asset value per share for the Institutional Class as of October 31, 2012.

Global Consumer Fund	$2,211,350	=	$10.74
	205,980

CAP Fund	$59,623,663	=	$23.64
	2,522,435

International Fund	$299,965,293	=	$22.23
	13,490,756

Income & Growth Fund	$106,304,192	=	$17.37
	6,121,270

Emerging Markets Fund	$4,287,818	=	$17.16
	249,829

Infrastructure Fund	$46,997,741	=	$15.93
	2,950,345

Foundation Fund	$65,396,650	=	$11.47
	5,699,878

Dividend Fund	$353,500,554	=	$3.49
	101,409,305

Financial Services Fund	$8,873,517	=	$8.77
	1,011,905

Innovators Fund	$10,877,276	=	$11.33
	960,048

Transformations Fund	$6,069,744	=	$11.73
	517,570

Accelerating Dividend Fund	$2,155,368	=	$12.88
	167,324

An example of how the Funds calculated its net asset value per share for the Class A shares as of October 31, 2012.

Global Consumer Fund	$119,682	=	$10.71
11,173

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International Fund	$128,074	=	$22.19
	5,772

Income & Growth Fund	$114,547	=	$17.35
	6,601

Emerging Markets Fund	$140,162	=	$17.13
	8,184

Infrastructure Fund	$1,721,305	=	$15.92
	108,130

Foundation Fund	$109,290	=	$11.47
	9,532

Dividend Fund	$1,611,811	=	$3.49
	462,318

Financial Services Fund	$1,375,058	=	$8.75
	157,139

Innovators Fund	$111,122	=	$11.30
	9,833

Transformations Fund	$104,267	=	$11.70
	8,913

Accelerating Dividend Fund	$256,817	=	$12.88
	19,932

SHAREHOLDER ACCOUNTS

Purchasing Shares

As described under “How to Buy Shares” in the Prospectus, Institutional Class shares of the Funds are offered for sale, without a sales charge, at the net asset value per share next computed after receipt of a purchase order by the Distributor of the Funds’ shares.

Class A shares are offered for sale at the offering price (net asset value plus any initial sales charge) unless you qualify for waiver as described below. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Fund. A portion or all of the sales charge may be retained by the Distributor or paid to your broker, dealer or other financial intermediary as a concession. The current sales charge rates and concessions paid are shown in the table below.

	% of Offering	% of Net	Dealer
Amount Invested	Price	Amount Invested	Concession
Less than $25,000	5.50%	5.82%	5.00%
$25,000 but less than $50,000	5.00%	5.26%	4.50%
$50,000 but less than $100,000	4.50%	4.71%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.25%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.25%	2.30%	1.75%
$1,000,000 and over	None*	None*	1.00%*

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*
A contingent deferred sales charge of 1.00% will be applied if shares are redeemed within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

Class A

Class A shares were first offered on December 30, 2011 and the Distributor of the Funds did not receive any sales charges from investors on sales of the Funds’ Class A shares prior to December 30, 2011.

As of the fiscal year ended October 31, 2012, the Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

Class A	Gross Sales Charges Collected	Underwriting Commissions retained by Distributor
	2012
Global Consumer Fund	$0	$0
International Fund	$0	$0
Income & Growth Fund	$0	$0
Emerging Markets Fund	$62	$62
Infrastructure Fund	$6,973	$6,973
Foundation Fund	$0	$0
Dividend Fund	$4,974	$4,974
Financial Services Fund	$0	$0
Innovators Fund	$0	$0
Transformations Fund	$0	$0
Accelerating Dividend Fund	$771	$771

Sales Charge Reduction or Waiver

There are several ways you can combine multiple purchases of Class A shares to reduce or eliminate the sales charge. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares in an amount of $25,000 or more, you must inform your financial intermediary if you are eligible for a right of accumulation or a letter of intent. Failure to notify your financial intermediary may result in not receiving the sales charge reduction or elimination to which you are otherwise entitled. Certain records, such as account statements, may be necessary in order to verify your eligibility to reduce or eliminate the sales charge. If you hold fund shares in accounts at two or more financial intermediaries, please contact your financial intermediaries to determine which shares may be combined. For more information, please contact your financial intermediary.

Additionally, the sales charge may be waived for the following persons or reasons:

•	Employees of the Adviser or its affiliates and their immediate family, for purchases directly through the Fund or its distributor
•	Current and former Trustees of funds advised by the Adviser, for purchases directly through the Fund or its distributor
•	The Adviser or its affiliates, for purchases directly through the Fund or its distributor
•
An agent or broker of a dealer that has entered into a selling agreement with the Fund’s distributor for agent of broker’s own account or an account of a relative of any such person, or an account for the benefit of any such person

•	Investors in employee retirement, stock, bonus, pension or profit sharing plans
•	Investment advisory clients of the Adviser or its affiliates
•	Registered Investment Advisers and clients of certain investment advisory programs
•	Broker/Dealers and Registered Investment Advisers with clients participating in comprehensive fee programs
•
Financial intermediaries that have entered into contractual agreements with the Funds’ distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers

•	Shares acquired when dividends or capital gains are reinvested in the Funds
•	Shares offered to any other investment company to effect the combination of such company with the Funds by merger, acquisition of assets or otherwise
•	Redemptions by shareholders of the Funds investing through self-directed brokerage platforms.

These waivers may be discontinued at any time without notice.

Contingent Deferred Sales Charges (“CDSC”)

There is no initial sales charge on Class A purchases of $1 million or more, but a CDSC may apply. You will pay a CDSC of 1.00% when you redeem within 12 months of purchasing Class A shares as part of an investment greater than $1,000,000 if no front-end sales charge was paid at the time of purchase and a concession was paid to the financial intermediary or dealer.

That CDSC will be calculated on the lesser of the net asset value of the redeemed share or the aggregate net asset value of the redeemed share at the time of redemption.

You do not pay a CDSC when you reinvest dividends or capital gain distributions paid by a Fund. The CDSC may be waived for redemptions by shareholders investing through self-directed brokerage service platforms.

Right of Accumulation

The right of accumulation allows you to combine the current value of your holdings in Class A shares of the Fund, based on the current offer price, with other qualifying shares, that are either Class A shares or Institutional Class shares, that are owned by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account and with the dollar amount of your next purchase of Class A shares, including any applicable sales charge, for purposes of determining whether or which level of sales charge applies. Qualifying shares may include shares held in accounts held at a financial intermediary. Class A and Institutional Class shares

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of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. The right of accumulation may be amended or terminated at any time.

Letter of Intent

If you plan to make an aggregate investment of $25,000 or more over a 13-month period, you may take advantage of breakpoints in sales charges for aggregate purchases of Class A shares by entering into a non-binding letter of intent. The initial investment must meet the minimum initial investment requirement. Generally, purchases of Class A shares of the Fund that are purchased during the 13-month period by you, your spouse, your children under the age of 21, or a trustee or fiduciary of a single trust estate or single fiduciary account are eligible for inclusion under the letter of intent.

Qualifying shares may include shares held in accounts held at a financial intermediary. Class A shares of the Fund in accounts held through 401(k) plans and similar multi-participant retirement plans, or those accounts which cannot be linked using tax identification numbers, social security numbers or broker identification numbers are not qualifying shares. During the term of the letter of intent, the Fund will hold shares in an escrow account for payment of the higher sales load if the breakpoint amount is not purchased within 13 months. If you do not purchase the breakpoint amount of Class A shares within the 13-month period, the Fund will redeem the applicable sales charge on the Class A shares from the shares held in escrow. When a shareholder elects to participate in a letter of intent, the Class A shares purchased within a ninety day period prior to that election will be included in satisfying the aggregate investment requirement. The letter of intent may be amended or terminated at any time. You may cancel a letter of intent by notifying your financial intermediary in writing. Complete liquidation of purchases made under a letter of intent prior to meeting the breakpoint investment amount, moreover, will result in the cancellation of the letter.

In the case of Funds whose shares are sold with a sales charge and where you meet the investment requirements under the letter of intent, the broker-dealer’s sales commissions and reallowance will be paid based upon a reduced sales charge.  If you do not meet the investment requirements, you will be charged the difference between the sales charge that you paid and the sales charge that would apply to the actual value of shares you purchased. A certain portion of your shares will be held in escrow by the Fund's Transfer Agent for this purpose.

Reinstatement Privilege

The reinstatement privilege permits shareholders to purchase shares without a sales charge within 120 days of redeeming shares of an equal or greater amount.

Redeeming Shares

Redemption proceeds are normally paid as described in the Prospectus. However, the payment of redemption proceeds by the Funds may be postponed for more than seven days or the right of redemption suspended at times (a) when the NYSE is closed for other than customary weekends and holidays, (b) when trading on the NYSE is restricted, (c) when an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to determine fairly the value of its net assets, (d) during any other period when the SEC, by order, so permits for the protection of shareholders. Applicable rules and regulations of the SEC will govern as to whether the conditions described in (b) or (c) exist, or (e) under certain circumstances when there has been a determination to liquidate the Fund, pursuant to SEC rule or order. In addition, in the event that the Board of Trustees determines that it would be detrimental to the best interests of remaining shareholders of a Fund to pay any redemption or redemptions in cash, a redemption payment by a Fund may be made in whole or in part by a distribution in-kind of portfolio securities, subject to applicable rules of the SEC. Any securities distributed in-kind will be readily marketable and will be valued, for purposes of the redemption, in the same manner as such securities are normally valued in computing net asset value per share. In the unlikely event that shares are redeemed in-kind, the redeeming shareholder would incur transaction costs in converting the distributed securities to cash. The Trust has elected to be governed by Rule 18f-l under the 1940 Act and is therefore obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of a Fund during any 90 day period for any one shareholder.

Exchange Privilege

As described under “Exchange Privilege” in the Funds’ Prospectus, shareholders of each Fund may exchange their shares of that Fund for shares of the other Fund, based upon the relative net asset values per share of the Funds at the time the exchange is effected.

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You may only exchange Class A shares for Class A shares and Institutional Class shares for Institutional Class shares. The Funds may modify or terminate the exchange privilege at any time.

Short-Term Trading Practices

The Board of Trustees has determined that the interests of long-term shareholders and a Fund’s ability to manage its investments may be adversely affected when shares are repeatedly bought, sold or exchanged in response to short-term market fluctuations — also known as “market timing.” A Fund is not designed for market timing organizations or other entities using programmed or frequent purchases and sales or exchanges. Excessive purchase and sale or exchange activity may interfere with portfolio management, increase expenses and taxes and may have an adverse effect on the performance of the Fund and its shareholders. For example, large flows of cash into and out of a Fund may require the Adviser to allocate a significant amount of assets to cash or other short-term investments or sell securities, rather than maintaining such assets in securities selected to achieve the Fund’s investment objective. Frequent trading may cause a Fund to sell securities at less favorable prices, and transaction costs can reduce the Fund’s performance.

A Fund that invests in non-U.S. securities is subject to the risk that an investor may seek to take advantage of a delay between the change in value of the Fund’s portfolio securities and the determination of the Fund’s net asset value as a result of different closing times of U.S. and non-U.S. markets by buying or selling Fund shares at a price that does not reflect their true value. A similar risk exists for funds that invest in securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds) that are thinly traded and therefore may have actual values that differ from their market prices. This short-term arbitrage activity can reduce the return received by long-term shareholders.

The Funds discourage market timing and seek to prevent frequent purchases and sales or exchanges of Fund shares that it determines may be detrimental to the Fund or long-term shareholders. The Board of Trustees has developed and adopted a market timing policy which takes steps to reduce the frequency and effect of these activities in each Fund. These steps include, monitoring trading activity and using fair value pricing, as determined by the Board of Trustees, when the Adviser determines current market prices are not readily available, and a 1.00% redemption fee for all Funds on shares held less than 60 days. These techniques may change from time to time as determined by the Funds in their sole discretion.

The Funds reserve the right, in their sole discretion, to identify trading practices as abusive. If as a result of its own investigation, information provided by a financial intermediary or other third party, or otherwise, a Fund believes, in its sole discretion, that your short-term trading is excessive or that you are engaging in market timing activity, it reserves the right to reject any specific purchase or exchange order. If a Fund rejects your purchase or exchange order, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you therefore may suffer. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees.

For transactions placed directly with the Fund, the Fund may consider the trading history of accounts under common ownership or control for the purpose of enforcing these policies. Transactions placed through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of this policy and may be rejected in whole or in part by the Fund. Certain accounts, such as omnibus accounts and accounts at financial intermediaries, however, include multiple investors and such accounts typically provide the Fund with net purchase or redemption and exchange requests on any given day where purchases, redemptions and exchanges of shares are netted against one another and the identity of individual purchasers, redeemers and exchangers whose orders are aggregated may not be known by the Fund. While the Fund monitors for market timing activity, the Fund may be unable to identify such activities because the netting effect in omnibus accounts often makes it more difficult to locate and eliminate market timers from the Fund.

In addition, the Funds’ ability to monitor trades that are placed by individual shareholders within group, or omnibus, accounts maintained by financial intermediaries is severely limited because the Funds do not have access to the underlying shareholder account information. In this regard, in compliance with Rule 22c-2 under the 1940 Act, the Funds have entered into Information Sharing Agreements with financial intermediaries pursuant to which these financial intermediaries are required to provide to the Funds, at each Fund’s request, certain customer and identity trading information relating to its customers investing in a Fund through non-disclosed or omnibus accounts. The Funds will use this information to attempt to identify abusive trading practices. Financial intermediaries are

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contractually required to follow any instructions from the Funds to restrict or prohibit future purchases from customers that are found to have engaged in abusive trading in violation of a Fund’s policies. However, the Funds cannot guarantee the accuracy of the information provided to them from financial intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a consequence, a Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Funds handle, there can be no assurance that the Funds’ efforts will identify all trades or trading practices that may be considered abusive.

CODE OF ETHICS

The Adviser and the Trusts have adopted a joint Code of Ethics pursuant to Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Distributor has also adopted a Code of Ethics. Each Code of Ethics applies to the personal investing activities of the trustees, directors, officers and certain employees of the Trust, the Adviser or the Distributor (“Access Persons”), as applicable. Rule 17j-1 and each Code of Ethics is designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Each Code of Ethics permits Access Persons to trade securities for their own accounts and generally requires them to report their personal securities transactions. Each Code is included as an exhibit to the Trusts’ registration statement, which is on file with, and available from, the SEC.

PROXY VOTING GUIDELINES

The Board of Trustees of the Alpine Funds has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser which uses an independent service provider, as described below.

The Adviser’s goal in performing this service is to make proxy voting decisions: (i) to vote or not to vote proxies in a manner that serves the best economic interests of the Funds; and (ii) that avoid the influence of conflicts of interest. To implement this goal, the Adviser has adopted proxy voting guidelines (the “Proxy Voting Guidelines”) to assist it in making proxy voting decisions and in developing procedures for effecting those decisions. The Proxy Voting Guidelines are designed to ensure that where the Adviser has the authority to vote proxies, all legal, fiduciary, and contractual obligations will be met.

The Proxy Voting Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures and the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals.

Policies of the Adviser

The Adviser has delegated to Institutional Shareholder Services Inc. (“ISS”), an independent service provider, the administration of proxy voting for the Funds’ portfolio securities directly managed by the Adviser, subject to oversight by the Adviser’s Proxy Manager (in his or her absence the Director of Institutional Operations). ISS provides proxy-voting services to many asset managers on a global basis. The Adviser has reviewed, and will continue to review annually, the relationship with ISS and the quality and effectiveness of such services provided by ISS.

Specifically, ISS assists the Adviser in the proxy voting and corporate governance oversight process by developing and updating the “ISS Proxy Voting Guidelines,” which are incorporated into the Fund’s Proxy Voting Guidelines by reference, and by providing research and analysis, recommendations regarding votes, operational implementation, and recordkeeping and reporting services. The Adviser’s decision to retain ISS is based principally on the view that the services that ISS provides, subject to oversight by the Adviser, generally will result in proxy voting decisions which serve the best economic interests of the Funds’ shareholders. The Adviser has reviewed, analyzed, and determined that the ISS Proxy Voting Guidelines are consistent with the views of the Adviser on the various types of proxy proposals. When the ISS Proxy Voting Guidelines do not cover a specific proxy issue and ISS does not provide a recommendation, ISS will notify the Adviser; and the Adviser will use its best judgment in voting proxies on behalf of the Funds’ shareholders, consistent with the Proxy Voting Guidelines. The ISS Proxy Voting Guidelines can be found on their website (http://issgovernance.com/policy/2013/policy_information).

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Conflicts of Interest

The Adviser does not engage in investment banking, administration or management of corporate retirement plans, or any other activity that is likely to create a potential conflict of interest. In addition, because Fund proxies are voted by ISS pursuant to the pre-determined ISS Proxy Voting Guidelines, the Adviser generally does not make an actual determination of how to vote a particular proxy, and, therefore, proxies voted on behalf of a Fund do not reflect any conflict of interest. Nevertheless, the Proxy Voting Guidelines address the possibility of such a conflict of interest arising.

The Proxy Voting Guidelines provide that, if a proxy proposal were to create a conflict of interest between the interests of a Fund and those of the Adviser (or between a Fund and those of any of the Adviser’s affiliates), then the proxy should be voted strictly in conformity with the recommendation of ISS. To monitor compliance with this policy, any proposed or actual deviation from a recommendation of ISS must be reported to the Proxy Manager and the Chief Compliance Officer (the “CCO”) for the Adviser. The Proxy Manager and CCO for the Adviser will then provide guidance concerning the proposed deviation and whether a deviation presents any potential conflict of interest. If the Adviser then casts a proxy vote that deviates from a ISS recommendation, the affected Fund (or other appropriate Fund authority) will be given a report of this deviation.

Circumstances Under Which Proxies Will Not Be Voted

The Adviser, through ISS, will attempt to process every vote for all domestic and foreign proxies that it receives; however, there may be cases in which the Adviser will not process a proxy because it is impractical or too expensive to do so. For example, the Adviser will not process a proxy in connection with a foreign security if the cost of voting a foreign proxy outweighs the benefit of voting the foreign proxy, when the Adviser has not been given enough time to process the vote, or when a sell order for the foreign security is outstanding and proxy voting would impede the sale of the foreign security. Also, the Adviser generally will not seek to recall the securities on loan for the purpose of voting the securities unless the Adviser determines that the issue presented for a vote warrants recalling the security.

More Information

The actual voting records relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by calling toll-free, 1-888-785-5578 or by accessing the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-888-785-5578 and will be sent within three business days of receipt of a request.

FINANCIAL STATEMENTS

The Funds’ financial statements contained in each Fund’s most recent Annual Report to shareholders and the reports of Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, appearing therein, are incorporated by reference in this SAI. The Funds’ Annual Reports to shareholders, which contain the referenced financial statements, are available upon request and without charge.

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APPENDIX A DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s US Municipal Ratings:

US Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

US Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)
i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the “prelim” qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:
Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. “B” ratings indicate that material credit risk is present.

CCC—Substantial credit risk. “CCC” ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. “CC” ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. “C” indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “B.”

Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC—Substantial credit risk. “CCC” ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. “CC” ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. “C” ratings indicate that default appears imminent or inevitable.

D—Default. “D” ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—“Imminent” default, categorized under “C,” typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the “C” category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of “D” will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of “C” will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to “D.”

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term Rating category, or categories below “B.”

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.

Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (“CCC,” “CC” and “C”) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the “CCC,” “CC” and “C” categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected,” alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF.”

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol “WD.”